                             Pacific Capital Funds
             ------------------------------------------------------
                                 Annual Report














                                                             As of July 31, 2002

                              Pacific Capital Funds
       MANAGED BY THE ASSET MANAGEMENT GROUP OF [Graphic] Bank of Hawaii

MUTUAL FUNDS: . ARE NOT FDIC INSURED . HAVE NO BANK GUARANTEE . MAY LOSE VALUE

                               Table of Contents

                            Letter to Shareholders
                                    Page 1

                            Fund Performance Review
                                    Page 3

                     Statements of Assets and Liabilities
                                    Page 35

                           Statements of Operations
                                    Page 38

                      Statements of Changes in Net Assets
                                    Page 41

                      Schedules of Portfolio Investments
                                    Page 45

                         Notes to Financial Statements
                                    Page 74

                             Financial Highlights
                                    Page 88

                        Report of Independent Auditors
                                   Page 100

  Glossary of Terms

Dow Jones Industrial Average is a price-weighted average based on the price-only performance of 30 blue chip stocks (The average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stocks splits, stock dividends and substitutions of stocks).

Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property in the United States.

Lehman Brothers Government/Credit Bond Index is composed of all bonds that are investment-grade rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's. Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

Lehman Brothers 5-Year Municipal Bond Index tracks bonds with maturity range of four to six years.

Lehman Brothers Municipal Bond Index is a broad benchmark for the tax-exempt bond market. The bonds tracked by this index must have a minimum credit rating of at least Baa.

Lipper Balanced Funds Average is comprised of mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio range is around 60%/40%.

Lipper Corporate Debt Funds A Rated Average is comprised of mutual funds that invest at least 65% of assets in corporate debt issues rated "A" or better, or government issues.

Lipper Ultra Short Obligations Funds Average is comprised of mutual funds that invest at least 65% of assets in investment grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days.

Lipper Short U.S. Treasury Funds Average is comprised of mutual funds that invests at least 65% of its assets in U.S. Treasury bills, notes, and bonds with dollar-weighted average maturities of less than three years.

Lipper General Municipal Debt Funds Average is comprised of mutual funds that invests at least 65% of its assets in municipal debt issues in the top four credit ratings.

Lipper Short Intermediate Municipal Debt Funds Average is comprised of mutual funds that invests in municipal debt issues with dollar-weighted average maturities of five to ten years.

Lipper Large-Cap Value Funds Average is comprised of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Merrill Lynch 1-5 Year U.S. Treasury Index is comprised of approximately 66 issues of U.S. Treasury securities maturing between one and five years

Merrill Lynch Corporate/Government Master Index consists of issues which include corporate debt obligations rated BBB or better and publicly issued, non-convertible domestic debt of the U.S. government or any agency thereof. These quality parameters are based on composites of ratings assigned by Standard and Poor's Ratings Group and Moody's Investors Service, Inc. Only notes and bonds with a minimum maturity of one year are included.

Merrill Lynch One-Year Treasury Index consists of yields on Treasury securities at a constant, the fixed maturities are constructed by the Treasury department, and are based on the most actively traded marketable Treasury securities. Yields on these issues are based on composite quotes reported by U.S. Government securities dealers to the Federal Reserve Bank of New York. To obtain the constant maturity yields, personnel at Treasury construct a yield curve each business day, and yield values are then read from the curve at fixed maturities.

Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East
(EAFE) Index is comprised of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

Morgan Stanley Capital International (MSCI), All Country (AC) Far East Free Index (excluding Japan) represents the 48 developed and emerging markets around the world that collectively comprise virtually all of the foreign equity stock markets.

NASDAQ Composite Index is a market price only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign common stocks and American Depository Receipts.

Price-to-Earnings Ratio (P/E) - A valuation ratio of a company's current share price to its per-share earnings. A high P/E means high projected earnings in the future. This ratio gives an investor an idea of how much they are paying for a particular company's earning power.

The Russell Universe - In 1984, Russell created the Russell family of stock indices as part of a more accurate and comprehensive system for evaluating the performance of investment managers. Russell now maintains 21 U.S. stock indices and has launched similar broad-market and style indices in Canada and Japan. Today, more than $214 billion is invested in funds modeling Russell's U.S. indices, and more than $1 trillion in funds is benchmarked against the global family of Russell indices.

Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index.

Russell 2000(R) Growth Index tracks the performance of domestically traded common stocks of small- to mid-sized companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index measures the performance of the 1,000 largest of the 3,000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

S&P BARRA Value Index is a market capitalization-weighted index of the stocks in the Standard & Poor's 500 Index having the lowest price-to-book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

Lipper Leaders

The Tax Free Securities Fund, Class A Shares, received a Lipper Leaders designation for Consistent Return among 220 funds in the Lipper General Municipal Debt Fund Classification.

A Lipper Leader for Consistent Return reflects the degree of a fund's historical success in achieving superior risk-adjusted returns, adjusted for volatility, relative to peers for the three years ended 7/31/02. The ratings are subject to change every month. Twenty percent of the funds analyzed are named Lipper Leaders for Consistent Returns.

Lipper Rankings

The Pacific Capital Diversified Fixed Income Fund (Class A Shares)--For the one- and five-year periods ended 7/31/02, the Fund ranked 9 out of 184 funds and 18 out of 118 funds in the Lipper Corporate Debt Funds A Rated category, respectively.

The Pacific Capital Ultra Short Government Fund (Class A Shares)--For the one year period ended 7/31/02, the Fund ranked 9 out of 34 funds in the Lipper Ultra-Short Obligations Funds category.

The Pacific Capital Short Intermediate U.S. Treasury Securities Fund (Class A Shares)--For the one- and five-year periods ended 7/31/02, the Fund ranked 8 out of 20 funds and 6 out of 15 funds in the Lipper Short U.S. Treasury Funds category, respectively.

The Pacific Capital Tax Free Securities Fund (Class A Shares)--For the one- and five-year periods ended 7/31/02, the Fund ranked 47 out of 282 funds and 47 out of 198 funds in the Lipper General Municipal Debt Funds category, respectively.

The Pacific Capital Tax Free Short Intermediate Securities Fund (Class A Shares)--For the one- and five-year periods ended 7/31/02, the Fund ranked 27 out of 37 funds and 25 out of 32 funds in the Lipper Short-Intermediate Municipal Debt Funds category, respectively.

The Pacific Capital Value Fund (Class A Shares)--For the one- and three-year periods ended 7/31/02, the Fund ranked 269 out of 352 funds and 142 out of 244 funds in the Lipper Large-Cap Value Funds category, respectively.

The Lipper rankings are based on total returns and do not reflect a sales charge.

Investors cannot invest directly in an index, although they can invest in its underlying securities or mutual funds.

  Letter to Shareholders


Dear Shareholders:

The 12 months through July 31, 2002 were difficult for many investors. The economy slid into recession during the first part of 2001, weakened further following the September 11 terrorist attacks and then slowly improved during the second half of the period. That environment proved difficult for stocks:
The S&P 500 Stock Index/1/ lost 23.62%, while the Dow Jones Industrial Average/2/ fell 16.97% for the period.

The economy's problems may have been caused partly by the Federal Reserve Board (the "Fed") taking a less than aggressive approach, via monetary policy, toward the slowing economy during 2000. The Fed attempted to revive economic growth by reducing short-term interest rates five times and taking other steps to increase the money supply. Many observers believe that the economy was nearing a recovery prior to September 11, but the events of that day postponed an economic rebound. In the fall, the economy performed better than expected--in part because consumer spending, which makes up two-thirds of U.S. economic activity, remained strong. Much of that consumer spending was made possible by low interest rates, which allowed individuals to free up cash by refinancing their mortgages.

Stocks were highly volatile during the period. The Dow Jones Industrial Average began August 2001 at 10,522, but fell as the outlook for corporate profits soured. Shares of formerly high-flying growth firms, such as technology and telecommunications companies, were especially hurt by the slowdown. Stocks plummeted when the market reopened following September 11, causing the Dow to fall to 7,800. Investors were worried about the repercussions of the attacks, including the potential for war and a damaged economy.

Investors returned to growth stocks late in 2001, as the economy showed signs of strength. That rally ended early in 2002, however, as data indicated that economic growth was not occurring as quickly as had been anticipated. Stocks also suffered during 2002 as accounting scandals at a number of high-profile firms damaged investor confidence. Value stocks outperformed growth stocks during the period, and small-cap stocks beat out large-cap stocks.

Bonds performed well during the 12 months ended July 31, 2002. The Federal Reserve Board's rate cuts pushed down yields on short-term issues, boosting their prices. Short-term issues also benefited from investors' flight from the equity market; many investors sold stocks and reallocated their money to short-term fixed-income funds or securities. Long-term bonds also performed well as interest rates fell with a slower economy and lower inflation. High-quality bonds significantly outperformed lower-quality bonds, as investors concerned about improper corporate accounting and conflicting economic data sought quality. That factor caused Treasury and agency bonds to outperform corporate issues during the period. Mortgage-backed securities suffered from pre-payment risk as interest rates declined.

Fund Performance
The Pacific Capital Equity Funds benefited during the difficult period from our practice of seeking out attractively valued stocks of companies with solid growth prospects. The Pacific Capital Small Cap Fund and the Pacific Capital New Asia Growth Fund (Class A Shares) showed particularly strong performance during the period. As of July 31, 2002, the New Asia Growth Fund received a Lipper Leader designation for Consistent Return/3/ and the Small Cap Fund received a Lipper Leader designation for Consistent Return and Preservation/4/.

The Pacific Capital Fixed Income Funds benefited from the positive environment for bonds and from our decision to lock in interest rates before they fell. As of July 31, 2002, the Diversified Fixed Income Fund received a Lipper Leader designation for Consistent Return/5/ and both the Short-Intermediate U.S. Government Securities Fund and Tax Free Short-Intermediate Securities Fund received a Lipper Leader designation for Preservation/6/.

Looking Ahead
We believe a number of factors may be in place to produce solid economic growth during the coming year. The Federal Reserve Board has injected significant stimulus into the economy through interest rate cuts and other means. The government's fiscal policy should also help the economy, as tax breaks and spending increases take effect. The dollar could weaken going forward, which would help the performance of U.S. firms selling products and services abroad. That said, we see no sign of inflation and do not expect the Federal Reserve Board to raise interest rates until at least 2003.

Stocks could perform well during the coming months. Valuations have come down, interest rates have fallen, and profit growth has begun to improve. Corporate America has had to reduce its debt and improve its accounting procedures following the recent accounting scandals, which should help restore investor confidence. What's more, the current bear market is old by historical standards. We believe that a shift in investor sentiment back into equities could generate strong gains.

It is worth noting that the best performing sectors of the past 12 months--bonds, small-cap stocks and value stocks--were some of the worst performers during the bull market of the late 1990s. That shift shows the critical importance of maintaining a diversified portfolio that can serve your long-term needs no matter how a given sector performs in the short run.

Thank you for your confidence in the Pacific Capital Funds. If you have any questions or would like a fund prospectus, please contact your registered investment consultant or call BISYS Fund Services at (800) 258-9232.

Sincerely,

Pacific Capital Funds


/1/ The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.
/2/ The Dow Jones Industrial Average is a price-weighted average based on the price-only performance of 30 blue chip stocks (The average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stocks splits, stock dividends and substitutions of stocks). Investors cannot invest in an index directly, although they can invest in its underlying securities.
/3/ The New Asia Growth Fund, Class A Shares, received a Lipper Leader designation for Consistent Return among 61 funds in the Lipper Pacific Ex-Japan Fund Classification.
/4/ The Small Cap Fund, Class A Shares, received a Lipper Leaders designation for Consistent Return and Preservation among 212 funds in the Lipper Small Cap Value Fund Classification and 5,827 funds in the Lipper Equity Asset Class, respectively.
/5/ The Diversified Fixed Income Fund, Class A Shares, received a Lipper
    Leaders designation for Consistent Return among 132 funds in the Lipper Corporate Debt A Rated Fund Classification.
/6/ The Short-Intermediate U.S. Government Securities Fund and the Tax Free
    Short-Intermediate Securities Fund, Class A Shares, received a Lipper Leader designation for Preservation among 3,526 funds in the Lipper Fixed Income Asset Class.
    A Lipper Leader for Consistent Return reflects the degree of a fund's historical success in achieving superior risk-adjusted returns, adjusted for volatility, relative to peers for the three years ended 7/31/02. The ratings are subject to change every month. Twenty percent of the funds analyzed are named Lipper Leaders for Consistent Return.
    A Lipper Leader for Preservation reflects the degree of a fund's historical success in avoiding periods of losses relative to other funds within the same asset class for the three years ended 7/31/02. The ratings are subject to change every month. Twenty percent of funds analyzed are named Lipper Leaders for Preservation. Preservation ratings are relative, rather than absolute measures, and funds named Lipper Leaders for Preservation may still experience losses periodically. These losses may be larger for equity and mixed equity funds than for fixed income funds.

  Pacific Capital Growth Stock Fund

Clyde Powers, CFA Vice President and Portfolio Manager

Mr. Powers serves as Vice President on the Equity Investment Team at The Asset Management Group of Bank of Hawaii. Mr. Powers has 28 years of experience managing growth funds and growth-oriented portfolios for institutional investors and is a Chartered Financial Analyst designation holder. Prior to joining The Asset Management Group of Bank of Hawaii, he held positions at Amcore Investment Group, Union Bank and Marine Bank Corp. Mr. Powers earned a Bachelor of Business Administration in finance from the University of Wisconsin and is a member of the Financial Analysts Federation and Institute of Chartered Financial Analysts.


How did the Fund perform compared to its benchmark?
For the 12-month period ended July 31, 2002, the Pacific Capital Growth Stock Fund returned -32.68% (Class A Shares without sales charge), versus the S&P 500 Stock Index return of -23.62%.

What were the major factors in the market that influenced the Fund's performance?
In the past fiscal year, the stock market disconnected from the economy and now has suffered a longer correction than 1973-74, while basically of the same magnitude. The year included the 9/11 terrorist attack, accounting scandals, fear of a double-dip economy, fear of poor earnings, growth of the hedge fund industry, and finally capitulation (outflow from equity mutual funds). The stock market's broad retreat included all capitalization levels, styles, and for the year, all but one sector (consumer staples) of the Russell Growth Universe./1/ Near the end of the reporting period, several factors helped the market rally, including sizable stock buyback announcements, reasonable earnings reports, an accommodative Fed, and very reasonable valuation compared to other financial alternatives.

What major changes have occurred in the portfolio during the period covered by the report?
The Fund positioning was consistent with our economic outlook and therefore did not significantly alter direction during the period, maintaining its overweighted positions in the healthcare, consumer discretionary, and the financial areas. Recent company specific highlights include the elimination of Charles Schwab (retail investor flight) and AOL Time Warner. New positions were established in Dell Computer, Hispanic Broadcasting Corp., and Viacom Inc. Dell faces reduced competition from the combined Hewlett Packard/Compaq and is making substantial inroads into data storage. Both broadcasting companies (Hispanic & Viacom) should be beneficiaries of a better advertising outlook late this year.++

What is your outlook for the Fund?
The Fund is positioned for continued moderate growth in the economy. Major sectors favored include consumer cyclical, healthcare, and financials. The Fund will continue with its current emphasis unless economic growth or corporate earnings stall.

We continue to believe that the ingredients are in place for a gradual and sustained recovery in the stock market. Corporate earnings growth turned positive for the quarter ended July and is likely to continue.

 . P/E ratios/1/ appear reasonable for a low inflation accelerating earnings environment.
 . Expected returns from other financial assets do not appear competitive.
 . Cash available for stocks continues to build both in Money Market Funds and
   Defined Benefit Plans.
 . Recent leadership has started to shift towards growth and larger capitalization.

++ The portfolio composition is subject to change.

/1/ See Glossary of Terms page for additional information.

  Pacific Capital Growth Stock Fund

Fund Objective:

The Fund, which seeks long-term growth of principal with a secondary objective of dividend income, primarily invests in shares of large, high-quality companies with two characteristics: above-average growth potential and exposure to large global markets. We seek to invest in such companies when their shares trade at attractive levels relative to their growth prospects. When appropriate, the Fund also may invest in shares of smaller firms that we believe demonstrate the potential for extraordinary growth.


Growth of a $10,000 Investment

                                    [CHART]

             Class A   Class B     Class Y Shares    Standard and Poor's
             Shares*   Shares    (No Sales Charge)     500 Stock Index
             --------  -------   -----------------  -------------------
 7/31/1992   $9,601    $10,000       $10,000              $10,000
 8/31/1992    9,515      9,910         9,910                9,796
 9/30/1992    9,622     10,022        10,023                9,911
10/31/1992    9,784     10,191        10,192                9,945
11/30/1992   10,032     10,449        10,451               10,283
12/31/1992   10,097     10,517        10,519               10,409
 1/31/1993   10,065     10,483        10,496               10,496
 2/28/1993   10,043     10,461        10,474               10,639
 3/31/1993   10,280     10,708        10,722               10,863
 4/30/1993    9,827     10,236        10,248               10,600
 5/31/1993   10,162     10,584        10,598               10,883
 6/30/1993   10,151     10,573        10,598               10,915
 7/31/1993   10,065     10,483        10,507               10,871
 8/31/1993   10,485     10,921        10,947               11,283
 9/30/1993   10,604     11,045        11,082               11,196
10/31/1993   10,787     11,236        11,274               11,428
11/30/1993   10,661     11,104        11,141               11,319
12/31/1993   10,795     11,244        11,282               11,456
 1/31/1994   10,968     11,424        11,463               11,845
 2/28/1994   10,768     11,215        11,253               11,523
 3/31/1994   10,314     10,742        10,779               11,022
 4/30/1994   10,470     10,905        10,942               11,163
 5/31/1994   10,574     11,013        11,050               11,346
 6/30/1994   10,405     10,838        10,874               11,068
 7/31/1994   10,675     11,119        11,157               11,431
 8/31/1994   11,013     11,471        11,510               11,899
 9/30/1994   10,744     11,191        11,229               11,608
10/31/1994   10,897     11,350        11,388               11,868
11/30/1994   10,583     11,022        11,061               11,437
12/31/1994   10,663     11,107        11,148               11,606
 1/31/1995   10,947     11,402        11,456               11,907
 2/28/1995   11,206     11,672        11,729               12,370
 3/31/1995   11,473     11,950        12,011               12,735
 4/30/1995   11,754     12,243        12,307               13,109
 5/31/1995   12,108     12,611        12,668               13,633
 6/30/1995   12,428     12,945        13,006               13,949
 7/31/1995   12,854     13,389        13,454               14,411
 8/31/1995   12,701     13,229        13,308               14,447
 9/30/1995   13,246     13,797        13,870               15,056
10/31/1995   13,341     13,896        13,984               15,003
11/30/1995   13,741     14,313        14,406               15,660
12/31/1995   13,840     14,415        14,504               15,962
 1/31/1996   14,121     14,708        14,801               16,505
 2/29/1996   14,358     14,955        15,052               16,658
 3/31/1996   14,169     14,758        14,869               16,819
 4/30/1996   14,298     14,893        14,996               17,066
 5/31/1996   14,609     15,216        15,337               17,506
 6/30/1996   14,603     15,210        15,334               17,573
 7/31/1996   13,916     14,495        14,605               16,797
 8/31/1996   14,169     14,758        14,873               17,151
 9/30/1996   15,045     15,671        15,796               18,116
10/31/1996   15,175     15,806        15,936               18,615
11/30/1996   16,378     17,059        17,214               20,021
12/31/1996   15,881     16,541        16,684               19,625
 1/31/1997   16,901     17,604        17,772               20,850
 2/28/1997   16,867     17,569        17,739               21,014
 3/31/1997   16,054     16,722        16,876               20,152
 4/30/1997   17,416     18,140        18,319               21,354
 5/31/1997   18,319     19,081        19,271               22,659
 6/30/1997   19,051     19,843        20,045               23,667
 7/31/1997   20,459     21,310        21,526               25,549
 8/31/1997   19,344     20,149        20,355               24,119
 9/30/1997   20,396     21,244        21,478               25,439
10/31/1997   19,704     20,523        20,750               24,591
11/30/1997   20,432     21,281        21,516               25,728
12/31/1997   20,675     21,535        21,777               26,170
 1/31/1998   21,075     21,951        22,212               26,459
 2/28/1998   22,674     23,617        23,894               28,366
 3/31/1998   23,487     24,464        24,749               29,817
 4/30/1998   23,873     24,851        25,170               30,123
 5/31/1998   23,170     24,105        24,430               29,606
 6/30/1998   24,604     25,584        25,953               30,807
 7/31/1998   24,466     25,440        25,822               30,482
 8/31/1998   19,917     20,702        21,023               26,078
 9/30/1998   21,682     22,497        22,864               27,750
10/31/1998   22,908     23,775        24,198               30,004
11/30/1998   24,769     25,698        26,155               31,821
12/31/1998   28,032     29,050        29,603               33,654
 1/31/1999   29,102     30,149        30,745               35,061
 2/28/1999   27,423     28,398        28,980               33,971
 3/31/1999   29,447     30,475        31,125               35,330
 4/30/1999   28,493     29,462        30,122               36,698
 5/31/1999   27,752     28,690        29,343               35,833
 6/30/1999   30,073     31,075        31,817               37,816
 7/31/1999   28,723     29,651        30,399               36,640
 8/31/1999   29,118     30,028        30,814               36,459
 9/30/1999   29,480     30,389        31,212               35,460
10/31/1999   32,147     33,134        34,032               37,703
11/30/1999   34,418     35,451        36,454               38,470
12/31/1999   38,336     39,442        40,611               40,732
 1/31/2000   37,109     38,159        39,302               38,686
 2/29/2000   42,311     43,490        44,847               37,955
 3/31/2000   42,988     44,154        45,557               41,665
 4/30/2000   41,952     43,070        44,470               40,412
 5/31/2000   39,900     40,946        42,319               39,584
 6/30/2000   43,495     44,619        46,156               40,559
 7/31/2000   41,719     42,738        44,248               39,925
 8/31/2000   44,552     45,636        47,287               42,404
 9/30/2000   42,121     43,114        44,714               40,166
10/31/2000   41,761     42,716        44,337               39,995
11/30/2000   37,173     38,004        39,480               36,844
12/31/2000   37,102     37,924        39,398               37,025
 1/31/2001   36,504     37,294        38,774               38,338
 2/28/2001   31,663     32,339        33,660               34,844
 3/31/2001   28,133     28,646        29,854               32,638
 4/30/2001   31,293     31,889        33,273               35,173
 5/31/2001   31,179     31,769        33,154               35,409
 6/30/2001   29,955     30,508        31,846               34,547
 7/31/2001   29,186     29,697        31,043               34,207
 8/31/2001   26,766     27,205        28,456               32,068
 9/30/2001   23,975     24,382        25,542               29,478
10/31/2001   25,285     25,703        26,940               30,041
11/30/2001   28,104     28,556        29,943               32,344
12/31/2001   28,417     28,856        30,270               32,628
 1/31/2002   26,880     27,295        28,664               32,152
 2/28/2002   24,915     25,283        26,583               31,532
 3/31/2002   26,709     27,054        28,486               32,718
 4/30/2002   24,175     24,502        25,810               30,735
 5/31/2002   23,520     23,811        25,096               30,509
 6/30/2002   21,697     21,950        23,163               28,337
 7/31/2002   19,647     19,878        20,993               26,129

For performance purposes, the above graph has not been adjusted for CDSC charges.

Average Annual Total Return as of July 31, 2002

                                             1 Year  5 Year 10 Year
            -------------------------------------------------------
            Class A Shares*                  -35.39% -1.62%  6.99%
            -------------------------------------------------------
            Class B Shares**                 -35.74% -1.46%  7.11%
            -------------------------------------------------------
            Class Y Shares (No Sales Charge) -32.38% -0.50%  7.70%
            -------------------------------------------------------

 *Reflects 4.00% Maximum Front-End Sales Charge.
**Reflects Maximum Contingent Deferred Sales Charge of up to 5.00% (CDSC). The
           CDSC does not apply to performance over 6 years; therefore, the 10-year return does not reflect the CDSC.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

The quoted performance of the Pacific Capital Growth Stock Fund includes the performance of certain common trust fund ("Commingled") accounts advised by The Asset Management Group of Bank of Hawaii and managed the same as the Fund in all material respects, for periods dating back to July 31, 1992, and prior to the Fund's commencement of operations on November 1, 1993, for the A Class, and on October 14, 1994, for the Y Class, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

Class B Shares were not in existence prior to March 2, 1998. Performance calculated for any period up to and through March 2, 1998, is based upon the performance of the Class A Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Growth Stock Fund is measured against the Standard & Poor's 500 Stock Index, an unmanaged index generally representative of the broad domestic stock universe. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

  Pacific Capital Growth and Income Fund

Scott Takemoto, CFA Vice President and Portfolio Manager

Mr. Takemoto serves as a Vice President on the Equity Investment Team at The Asset Management Group of Bank of Hawaii, and has been primarily responsible for management of the Fund since December 2001. Mr. Takemoto has served as a sector analyst and Senior Portfolio Manager with the Adviser since 1992.


How did the Fund perform compared to its benchmark?
For the 12-month period ended July 31, 2002, the Pacific Capital Growth and Income Fund returned -28.80% (Class A Shares without sales charge), versus the S&P 500 Stock Index return of -23.62%.

What were the major factors in the market that influenced the Fund's performance?
In the past fiscal year the market found heavy resistance to each attempted recovery, resulting in a net negative return. The year included a U.S economic recession, the 9/11 terrorist attack, Middle East war, and numerous accounting scandals. While there were few positive headlines to counter the negative events and downdrafts, the most recent decline reflected sizable stock liquidations without regard for sector and company fundamentals. The move exceeded -25%, with all styles and capitalization breakdowns trading lower as measured by the various S&P and Russell indices. The breadth off the sell-off is suggestive of capitulation (outflow from equity mutual funds), perhaps indicating that the negative sentiment may be priced into the markets./1/

The portfolio is structured for intermediate- and long-term improvements in the U.S. economy and U.S. stock market. This positioning has led to underperformance relative to the index as the stock market has continued to deteriorate. This held true despite signs of economic improvement. While fully diversified across all ten economic sectors, the Fund's largest overweights are technology and healthcare and largest under weights are within basic materials and utilities.

What major changes have occurred in the portfolio during the period covered by the report?
The Fund did not materially change its direction during the period, maintaining an optimistic outlook for the markets and a broadly diversified approach. We did, however take advantage of the weaker dollar and the ongoing war on terrorism. Accordingly, we added consumer staple multinationals including Coca-Cola and Procter & Gamble, as well as ammunition/defense plays such as Alliant Techsystems and United Technologies.++

What is your outlook for the Fund?
Looking back upon the year, we have many documented reasons for concern. However, looking ahead, equity investors have many reasons to be positive on the intermediate and long-term prospects of the U.S. stock market.

 . S&P 500 earnings growth turned positive sequentially in the first quarter, and will likely be positive on a year-over-year basis this quarter, following six consecutive quarters of negative growth.
 . While absolute P/E ratios/1/ remain in a historical mid-range due to the negative growth of earnings, stock market valuations are historically very attractive relative to alternative investments, namely bonds and cash.
 . Investor fears have been largely driven by accounting scandals and the market has reacted accordingly by severely punishing stocks at any hint of impropriety. In response the government additionally now requires sworn statements from executive management verifying the reported results of all companies with revenues greater than $1.2 billion (primarily large cap stocks). These steps should serve to bolster renewed investor confidence.

In summary, the Fund continues to be structured to benefit from the return of earnings growth and a rising stock market.

++ The portfolio composition is subject to change.

/1/ See Glossary of Terms page for additional information.

  Pacific Capital Growth and Income Fund

Fund Objective:

The Fund seeks to provide current income with a secondary objective of long-term growth of principal by investing in a portfolio of large and medium-sized company shares broadly diversified across industries. We especially favor attractively valued stocks of companies we believe can deliver relatively strong growth within their respective market sectors.


Growth of a $10,000 Investment

                                    [CHART]

             Class A   Class B     Class Y Shares   Standard and Poor's
             Shares*   Shares    (No Sales Charge)    500 Stock Index
             -------   -------   -----------------  -------------------
 7/31/1992    $9,599   $10,000       $10,000              $10,000
 8/31/1992     9,506     9,904         9,903                9,796
 9/30/1992     9,486     9,882         9,881                9,911
10/31/1992     9,486     9,882         9,892                9,945
11/30/1992     9,640    10,043        10,054               10,283
12/31/1992     9,691    10,096        10,108               10,409
 1/31/1993     9,599    10,000        10,011               10,496
 2/28/1993     9,640    10,043        10,054               10,639
 3/31/1993     9,558     9,957         9,968               10,863
 4/30/1993     9,671    10,075        10,086               10,600
 5/31/1993     9,897    10,311        10,334               10,883
 6/30/1993     9,907    10,322        10,345               10,915
 7/31/1993     9,877    10,289        10,312               10,871
 8/31/1993    10,237    10,665        10,690               11,283
 9/30/1993    10,123    10,547        10,582               11,196
10/31/1993    10,206    10,632        10,657               11,428
11/30/1993    10,051    10,472        10,506               11,319
12/31/1993    10,144    10,568        10,603               11,456
 1/31/1994    10,267    10,697        10,733               11,845
 2/28/1994    10,041    10,461        10,496               11,523
 3/31/1994     9,588     9,989        10,032               11,022
 4/30/1994     9,743    10,150        10,194               11,163
 5/31/1994     9,887    10,300        10,345               11,346
 6/30/1994     9,763    10,171        10,216               11,068
 7/31/1994    10,041    10,461        10,506               11,431
 8/31/1994    10,463    10,900        10,959               11,899
 9/30/1994    10,195    10,622        10,679               11,608
10/31/1994    10,278    10,707        10,765               11,868
11/30/1994    10,033    10,452        10,509               11,437
12/31/1994    10,167    10,592        10,651               11,606
 1/31/1995    10,446    10,883        10,933               11,907
 2/28/1995    10,794    11,245        11,298               12,370
 3/31/1995    10,947    11,405        11,472               12,735
 4/30/1995    11,250    11,720        11,791               13,109
 5/31/1995    11,585    12,069        12,134               13,633
 6/30/1995    11,643    12,129        12,208               13,949
 7/31/1995    11,967    12,467        12,539               14,411
 8/31/1995    11,915    12,414        12,488               14,447
 9/30/1995    12,317    12,831        12,911               15,056
10/31/1995    12,242    12,753        12,846               15,003
11/30/1995    12,668    13,197        13,299               15,660
12/31/1995    12,841    13,378        13,472               15,962
 1/31/1996    13,177    13,728        13,825               16,505
 2/29/1996    13,354    13,912        14,011               16,658
 3/31/1996    13,531    14,096        14,211               16,819
 4/30/1996    13,704    14,277        14,394               17,066
 5/31/1996    13,995    14,580        14,701               17,506
 6/30/1996    14,114    14,704        14,830               17,573
 7/31/1996    13,397    13,957        14,079               16,797
 8/31/1996    13,676    14,247        14,375               17,151
 9/30/1996    14,463    15,067        15,193               18,116
10/31/1996    14,550    15,158        15,298               18,615
11/30/1996    15,612    16,264        16,418               20,021
12/31/1996    15,203    15,839        15,989               19,625
 1/31/1997    16,266    16,946        17,107               20,850
 2/28/1997    16,099    16,772        16,934               21,014
 3/31/1997    15,413    16,058        16,216               20,152
 4/30/1997    16,341    17,024        17,204               21,354
 5/31/1997    17,377    18,103        18,297               22,659
 6/30/1997    18,191    18,951        19,155               23,667
 7/31/1997    19,773    20,599        20,832               25,549
 8/31/1997    18,841    19,629        19,860               24,119
 9/30/1997    19,796    20,624        20,869               25,439
10/31/1997    19,188    19,990        20,217               24,591
11/30/1997    19,982    20,817        21,057               25,728
12/31/1997    20,309    21,158        21,405               26,170
 1/31/1998    20,711    21,576        21,842               26,459
 2/28/1998    22,206    23,135        23,421               28,366
 3/31/1998    22,965    23,911        24,226               29,817
 4/30/1998    23,104    24,055        24,385               30,123
 5/31/1998    22,405    23,309        23,644               29,606
 6/30/1998    23,675    24,606        24,986               30,807
 7/31/1998    23,550    24,475        24,867               30,482
 8/31/1998    19,423    20,138        20,486               26,078
 9/30/1998    21,025    21,789        22,166               27,750
10/31/1998    22,472    23,269        23,693               30,004
11/30/1998    24,046    24,881        25,362               31,821
12/31/1998    26,102    26,993        27,530               33,654
 1/31/1999    26,839    27,746        28,323               35,061
 2/28/1999    25,294    26,137        26,700               33,971
 3/31/1999    26,853    27,717        28,345               35,330
 4/30/1999    27,108    27,968        28,630               36,698
 5/31/1999    26,442    27,259        27,927               35,833
 6/30/1999    28,355    29,223        29,946               37,816
 7/31/1999    26,768    27,554        28,271               36,640
 8/31/1999    26,173    26,934        27,648               36,459
 9/30/1999    26,060    26,801        27,549               35,460
10/31/1999    28,114    28,898        29,719               37,703
11/30/1999    29,602    30,404        31,299               38,470
12/31/1999    32,163    33,011        34,022               40,732
 1/31/2000    31,193    31,998        32,997               38,686
 2/29/2000    32,794    33,619        34,705               37,955
 3/31/2000    35,511    36,388        37,591               41,665
 4/30/2000    34,249    35,071        36,259               40,412
 5/31/2000    32,373    33,129        34,278               39,584
 6/30/2000    34,783    35,577        36,840               40,559
 7/31/2000    34,492    35,257        36,532               39,925
 8/31/2000    36,723    37,519        38,923               42,404
 9/30/2000    33,893    34,615        35,934               40,166
10/31/2000    33,425    34,108        35,422               39,995
11/30/2000    30,093    30,698        31,921               36,844
12/31/2000    30,812    31,395        32,680               37,025
 1/31/2001    32,182    32,773        34,130               38,338
 2/28/2001    27,545    28,029        29,234               34,844
 3/31/2001    25,029    25,470        26,558               32,638
 4/30/2001    27,169    27,635        28,843               35,173
 5/31/2001    27,338    27,773        29,022               35,409
 6/30/2001    26,512    26,927        28,150               34,547
 7/31/2001    26,080    26,454        27,694               34,207
 8/31/2001    24,221    24,565        25,731               32,068
 9/30/2001    21,893    22,183        23,273               29,478
10/31/2001    22,625    22,911        24,041               30,041
11/30/2001    24,785    25,096        26,362               32,344
12/31/2001    24,841    25,135        26,425               32,628
 1/31/2002    23,771    24,033        25,294               32,152
 2/28/2002    22,813    23,049        24,262               31,532
 3/31/2002    24,015    24,250        25,552               32,718
 4/30/2002    22,362    22,577        23,802               30,735
 5/31/2002    21,987    22,183        23,405               30,509
 6/30/2002    20,335    20,490        21,658               28,337
 7/31/2002    18,570    18,699        19,772               26,129



For performance purposes, the above graph has not been adjusted for CDSC charges.

Average Annual Total Return as of July 31, 2002

                                             1 Year  5 Year 10 Year
            -------------------------------------------------------
            Class A Shares*                  -31.65% -2.05%  6.39%
            -------------------------------------------------------
            Class B Shares**                 -32.14% -2.04%  6.46%
            -------------------------------------------------------
            Class Y Shares (No Sales Charge) -28.60% -1.04%  7.05%
            -------------------------------------------------------

  *Reflects 4.00% Maximum Front-End Sales Charge.
**Reflects Maximum Contingent Deferred Sales Charge of up to 5.00% (CDSC). The
           CDSC does not apply to performance over 6 years; therefore, the 10-year return does not reflect the CDSC.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

The quoted performance of the Pacific Capital Growth and Income Fund ("Fund") includes the performance of certain common trust fund ("Commingled") accounts advised by The Asset Management Group of Bank of Hawaii and managed the same as the Fund in all material respects, for periods dating back to July 31, 1992, and prior to the Fund's commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

Class B Shares were not in existence prior to March 2, 1998. Performance calculated for any period up to and through March 2, 1998, is based upon the performance of the Class A Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Growth and Income Fund is measured against the Standard & Poor's 500 Stock Index, an unmanaged index generally representative of the broad domestic stock universe. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

  Pacific Capital New Asia Growth Fund+

Kes Visuvalingam, CFA, is responsible for day-to-day management of the Fund. Mr. Visuvalingam, Director of Asian Equities for First State Investments, heads a team of six investment professionals based in Singapore. He has 11 years prior investment management experience with Murray Johnstone Asia Limited and UBS Brinson Asset Management. He is assisted in the management of the group's investments within the PRC by Ms. Yang Liu, Director of China Investments, based in Hong Kong. Ms. Liu has eight years investment experience with CMG CH China Investments Limited and CITIC Group (Beijing). She works with Anthony Garnaut, an investment analyst based in Hong Kong and specializing in PRC stocks. The Asian investment operations cooperate closely with the UK-based Global Emerging Markets team, headed by Angus Tulloch. Mr. Tulloch has over 20 years of investment experience. He has managed assets for clients of the firm since 1988. Prior to this, he gained his extensive experience from Whinney Murray and Company, as a Chartered Accountant at Cazenove & Co., including three years in Hong Kong as a regional analyst.


How did the Fund perform compared to its benchmark?
The Fund appreciated 4.35% (Class A Shares without sales charge) for the 12 month period ended July 31, 2002, under performing its benchmark MSCI AC Far East ex-Japan Free Index which rose 9.70%./1/

What were the major factors in the market that influenced the Funds performance? The ramifications of the terrorist attacks in the U.S dominated Asian and Global markets during the third quarter of 2001. Given the export-orientation of Asian economies and stock markets, the diminished global growth outlook had negative repercussions for the region. The most tech-heavy and export-oriented markets, Taiwan, Korea, and Singapore, languished in the slowdown. Markets such as China, due to its robust domestic demand and small net-export sector, was one of the least impacted markets globally.

The continued interest rate cuts by the U.S Federal Reserve set the scene for a recovery towards the end of 2001. U.S interest rate cuts, totaling 4.75% for year 2001, facilitated a rebound in both consumer confidence and business expectations in the fourth quarter. Commensurate monetary easing throughout the region continued to buoy Asian equity markets in general and enhance valuations within the banking sector in particular. Consequently, the Fund benefited from its focus on interest-sensitive stocks both in the financial and property sectors in Hong Kong, Singapore, and Korea.

Asian equity markets are successfully de-coupling from the fortunes of the U.S. and global markets, and delivering strong positive returns characterized the first quarter of 2002. North Asia continued to be the driving force of returns. Korea was the best performing Asian market, followed closely by Taiwan. Liquidity was the biggest reason for the outperformance in the Korean market, on top of the strong business sentiment and healthy consumer confidence. Taiwan was a beneficiary of a potential recovery in the U.S. economy.

Between April and July 2002, however, concerns about the magnitude and timing of a global economic recovery, combined with U.S corporate accounting scandals, eventually took their toll on Asian markets. Regional markets sold off by nearly 6.6% in the second quarter. Nonetheless, for the first six months of year 2002, Asian markets as a whole still posted a positive return, in contrast to double-digit declines in the U.S and other global bourses. The Fund's consistently overweighted position in Korea and good stock selection within that market, as well as in Hong Kong and Malaysia, contributed positively to performance. Stock selection in Taiwan was a major detractor on performance, driven mainly by technology securities. Nonetheless, it continues to be competitive and is a likely beneficiary of the global outsourcing trend.++

What is your outlook for the Fund?
Despite the reduced outlook for global growth, the Fund remains overweighted in those sectors and countries that we believe will benefit from an ultimate cyclical recovery. It is focused on those companies that continue to gain market share from weaker competitors. The strength of the Asian currencies, however, is a potential risk to the region's competitiveness.

The Fund favors exposure to China through Hong Kong, domiciled companies with manufacturing facilities in mainland China. The Fund's focus is on companies with quality management, good balance sheets and effective business models, which we believe to be beneficial in this period of increased scrutiny of accounting standards and corporate governance. In this regard, Asia, excluding Japan, is well positioned versus other regions, having addressed many of these issues during the crisis of 1997-1998.

The Fund has increased its weight in Thailand and has new exposure in the Philippines and India, following the relaxation of military tensions. The Fund's holdings in these markets should benefit from strong demand at home--a key difference vis-a-vis other regions.++

In conclusion, in an uncertain global environment, there is scope for regional markets to once again de-couple from global markets. Asia's key advantages over other regions are its superior domestic demand, better stock valuations and earnings growth, and reduced financial leverage. Relative to the major equity markets, corporate governance risks are less of a deterrent to investors than in the past.

+ International investing involves increased risk and volatility.

++ The portfolio composition is subject to change.

/1/ See Glossary of Terms for additional information.

  Pacific Capital New Asia Growth Fund

Fund Objective:

The Fund's primary investment objective is long-term growth of capital. The Fund seeks to achieve this objective by investing in equity securities of rapidly growing companies located in the developing countries of Asia. The Fund may invest in these securities directly, or indirectly through other investment companies or trusts that invest the majority of their assets in the developing countries of Asia. The Fund does not limit its investments to any particular type or size of company. The Fund focuses on companies whose earnings the Sub-Adviser expects to grow or whose share price it believes is undervalued.


Growth of a $10,000 Investment

                                    [CHART]

             Class A  Class B     Class Y Shares     MSCI AC Far East
             Shares*  Shares**  (No Sales Charge)  Free ex-Japan Index
             -------  -------   -----------------  -------------------
 2/15/1995   $9,479   $10,000        $10,000               $10,000
 2/28/1995    9,488    10,010         10,020                10,050
 3/31/1995    9,649    10,180         10,180                10,048
 4/30/1995    9,678    10,210         10,210                 9,953
 5/31/1995   10,275    10,840         10,850                11,166
 6/30/1995   10,104    10,660         10,670                10,998
 7/31/1995   10,626    11,210         11,220                11,171
 8/31/1995   10,408    10,980         11,000                10,640
 9/30/1995   10,427    11,000         11,010                10,824
10/31/1995   10,265    10,830         10,850                10,660
11/30/1995   10,038    10,590         10,610                10,548
12/31/1995   10,501    11,079         11,111                11,073
 1/31/1996   11,522    12,156         12,178                12,088
 2/29/1996   11,639    12,279         12,302                12,046
 3/31/1996   11,444    12,074         12,096                12,143
 4/30/1996   11,872    12,525         12,558                12,483
 5/31/1996   11,989    12,648         12,682                12,361
 6/30/1996   11,716    12,361         12,394                12,112
 7/31/1996   10,803    11,397         11,439                11,240
 8/31/1996   11,123    11,735         11,768                11,646
 9/30/1996   11,289    11,910         11,953                11,940
10/31/1996   11,306    11,928         11,968                11,714
11/30/1996   12,123    12,790         12,842                12,385
12/31/1996   12,181    12,851         12,903                12,306
 1/31/1997   12,721    13,421         13,484                12,485
 2/28/1997   12,996    13,711         13,775                12,531
 3/31/1997   12,309    12,986         13,048                11,846
 4/30/1997   12,004    12,664         12,726                11,544
 5/31/1997   12,770    13,473         13,546                12,130
 6/30/1997   13,252    13,980         14,045                12,454
 7/31/1997   13,645    14,395         14,470                12,515
 8/31/1997   12,122    12,789         12,861                10,211
 9/30/1997   12,240    12,913         12,986                10,134
10/31/1997    9,863    10,405         10,463                 7,662
11/30/1997    9,381     9,897          9,955                 7,175
12/31/1997    9,179     9,684          9,742                 6,853
 1/31/1998    8,465     8,930          8,986                 6,276
 2/28/1998   10,047    10,600         10,662                 7,716
 3/31/1998    9,740    10,275         10,347                 7,528
 4/30/1998    9,102     9,603          9,672                 6,753
 5/31/1998    7,992     8,431          8,485                 5,707
 6/30/1998    7,090     7,469          7,531                 5,086
 7/31/1998    6,980     7,353          7,414                 4,945
 8/31/1998    6,310     6,645          6,704                 4,181
 9/30/1998    7,024     7,388          7,461                 4,631
10/31/1998    7,816     8,211          8,310                 5,896
11/30/1998    8,300     8,721          8,834                 6,433
12/31/1998    8,161     8,573          8,687                 6,523
 1/31/1999    7,984     8,376          8,500                 6,310
 2/28/1999    7,786     8,155          8,277                 6,198
 3/31/1999    8,447     8,851          8,991                 6,895
 4/30/1999   10,135    10,615         10,783                 8,487
 5/31/1999   10,234    10,719         10,900                 8,105
 6/30/1999   11,976    12,529         12,761                 9,512
 7/31/1999   11,656    12,181         12,410                 9,147
 8/31/1999   11,932    12,471         12,715                 9,297
 9/30/1999   11,116    11,601         11,836                 8,553
10/31/1999   11,778    12,285         12,551                 8,965
11/30/1999   14,016    14,617         14,951                 9,859
12/31/1999   16,079    16,752         17,140                10,575
 1/31/2000   16,167    16,833         17,234                10,348
 2/29/2000   16,255    16,914         17,339                 9,803
 3/31/2000   17,049    17,726         18,182                10,268
 4/30/2000   14,899    15,487         15,899                 9,432
 5/31/2000   14,094    14,652         15,044                 8,666
 6/30/2000   14,645    15,220         15,630                 9,079
 7/31/2000   13,785    14,315         14,728                 8,755
 8/31/2000   13,807    14,327         14,752                 8,645
 9/30/2000   12,594    13,063         13,452                 7,645
10/31/2000   11,326    11,740         12,106                 7,048
11/30/2000   10,796    11,183         11,532                 6,697
12/31/2000   10,609    10,974         11,333                 6,684
 1/31/2001   12,087    12,506         12,925                 7,582
 2/28/2001   11,469    11,856         12,270                 7,214
 3/31/2001   10,410    10,754         11,134                 6,447
 4/30/2001   10,984    11,334         11,743                 6,472
 5/31/2001   10,929    11,264         11,684                 6,436
 6/30/2001   10,752    11,079         11,497                 6,301
 7/31/2001   10,388    10,696         11,111                 6,061
 8/31/2001    9,958    10,244         10,654                 5,965
 9/30/2001    8,116     8,353          8,687                 5,016
10/31/2001    8,767     8,991          9,366                 5,273
11/30/2001   10,179    10,452         10,888                 6,001
12/31/2001   11,017    11,299         11,790                 6,544
 1/31/2002   11,193    11,473         11,977                 6,814
 2/28/2002   11,248    11,520         12,035                 6,833
 3/31/2002   11,921    12,204         12,761                 7,330
 4/30/2002   12,087    12,424         12,937                 7,436
 5/31/2002   11,888    12,216         12,738                 7,292
 6/30/2002   11,293    11,601         12,094                 6,901
 7/31/2002   10,840    11,137         11,626                 6,649



Average Annual Total Return as of July 31, 2002

                                                             Since
                                                           Inception
                                             1 Year 5 Year (2/15/95)
            --------------------------------------------------------
            Class A Shares*                  -1.11% -5.52%   1.09%
            --------------------------------------------------------
            Class B Shares**                  0.12% -5.17%   1.45%
            --------------------------------------------------------
            Class Y Shares (No Sales Charge)  4.64% -4.28%   2.04%
            --------------------------------------------------------

  *Reflects 5.25% Maximum Front-End Sales Charge.
**Reflects Maximum Contingent Deferred Sales Charge of up to 5.00% (CDSC). The
           CSDC does not apply to performance over six years, the since inception return does not reflect the CDSC.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

Class B Shares were not in existence prior to March 2, 1998. Performance calculated for any period up to and through March 2, 1998, is based upon the performance of the Class A Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital New Asia Growth Fund is measured against the Morgan Stanley Capital International (MSCI) All Country (AC) Far East Free Index (excluding Japan), which is unmanaged and is generally representative of the 48 developed and emerging markets around the world that collectively comprise virtually all of the foreign equity stock markets. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

  Pacific Capital Diversified Fixed Income Fund

Janet E. Katakura
Vice President and Portfolio Manager

As Vice President, Ms. Katakura currently serves as Taxable Fixed-Income Team Leader. Ms. Katakura has 28 years prior experience in the investment industry, her most recent 17 years at The Asset Management Group of Bank of Hawaii. Prior to joining The Asset Management Group of Bank of Hawaii, Ms. Katakura held positions at Hawaiian Life Insurance Co., Ltd. and First National Bank of Boston. Ms. Katakura is a member of the Investment Society of Hawaii.


How did the Fund perform compared to its benchmark?
The Pacific Capital Diversified Fixed Income Fund returned 8.13% (Class A Shares without sales charge) during the 12-month period ended July 31, 2002. This compares very favorably to the Merrill Lynch Corporate & Government Index return of 7.07% for the same period. The Fund's Class A Shares ranked in the 5th percentile (9 out of 184 funds) in its peer group, as measured by the Lipper Corporate Debt Funds A Rated category for the 12-month period ended July 31, 2002./1/

What were the major factors in the market that influenced the Fund's performance?
Once again this fiscal year, quality bonds were the top-performing sector of the bond market. The Fed continued to aggressively lower short-term rates, with the overnight federal funds rate declining from 3.75% to 1.75% during the Fund's fiscal year. These moves by the Fed were an effort to restore confidence in the equity market and stimulate a languishing economy. Longer term interest rates, whose movement will have a greater impact on the Fund's return, were very volatile, rising and falling in wide swings over short periods of time. Investors tried to gauge whether the Fed's accommodation would not only boost economic activity, but give longer term equity investors the confidence to return to the markets. The tragic events of September 11, corporate scandals, defaults by some very large debt issuers and sharply eroding consumer confidence resulted in bond investors' flight to quality, as they shunned all but the highest quality bonds. Our adherence to quality was a solid strategy under these volatile conditions, as evidenced by the Fund's performance vis-a-vis the broader benchmark indices. In fact, we were able to take advantage of opportunities presented by market volatility to enhance the Fund's return. Active portfolio management and long-term positioning of the Fund's investments enabled us to maintain a fairly level income stream, especially attractive in the current environment of historically low rates for alternative investments.

What major changes have occurred in the portfolio during the period covered by the report?
We have been opportunistic and proactive in these volatile market conditions.
We reduced our maximum exposure to individual corporate issuers to further diversify our positions. Opportunities presented themselves during the course of the year to take advantage of very wide spreads on quality issuers that subsequently narrowed. An example of this would be Bristol-Myers (6.20%, 2/9/06). These bonds were issued in September 2001, in an environment of extreme investor caution just after the terrorist attacks. The issuer had to pay 100 basis points (1%) more than Treasury securities of the same maturity. Subsequently, as the markets settled down, we sold these bonds at a spread of 0.47% over Treasuries (meaning the Bristol Myers bonds outperformed by 0.53%) and reinvested the proceeds in U.S. Government Agency bonds of similar maturity, offering a higher yield. This is the type of aberration that professional managers look for to enhance our Fund holders' return. From period start to end, our government position was increased from 42% to 45% and we halved our exposure to the finance sector in favor of "old economy" industrial names such as Kimberly-Clark, Wal-Mart Stores and SYSCO Corp., the latter being a commercial foodservice marketing and distribution organization.++

What is your outlook for the Fund?
We have started to be more defensive in the average maturity of the portfolio. The economy is fundamentally sound, and if investors become more confident in the health of corporate America, we may see them selling bonds and reinvesting in the equity markets. This may drive rates up a bit, but will bode very well for corporate bond performance. We will continue to look for opportunities to selectively swap into securities of issuers who have been unjustifiably beaten up as a result of the turmoil in the corporate markets.

/1/ See Glossary of Terms page for additional information.

++ The portfolio composition is subject to change.

  Pacific Capital Diversified Fixed Income Fund

Fund Objective:

The investment objective of the Diversified Fixed Income Fund is to seek a high level of current income. The Fund pursues its objective by investing primarily in high- quality corporate bonds and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


Growth of a $10,000 Investment

                                    [CHART]

           Class A   Class B      Class Y        Merrill Lynch Corporate &
           Shares*    Shares  (No Sales Charge)   Government Master Index
           -------   -------  -----------------  -------------------------
 7/31/1992  $9,601   $10,000     $10,000                   $10,000
 8/31/1992   9,683    10,085      10,086                    10,101
 9/30/1992   9,857    10,266      10,268                    10,239
10/31/1992   9,611    10,011      10,011                    10,095
11/30/1992   9,581     9,979       9,989                    10,080
12/31/1992   9,826    10,234      10,236                    10,247
 1/31/1993  10,041    10,458      10,471                    10,463
 2/28/1993  10,327    10,756      10,771                    10,676
 3/31/1993  10,348    10,777      10,792                    10,722
 4/30/1993  10,419    10,852      10,867                    10,804
 5/31/1993  10,419    10,852      10,878                    10,800
 6/30/1993  10,777    11,225      11,242                    11,036
 7/31/1993  10,859    11,310      11,338                    11,104
 8/31/1993  11,288    11,757      11,788                    11,360
 9/30/1993  11,350    11,821      11,852                    11,414
10/31/1993  11,380    11,853      11,884                    11,458
11/30/1993  11,115    11,576      11,617                    11,330
12/31/1993  11,166    11,629      11,660                    11,380
 1/31/1994  11,370    11,842      11,884                    11,545
 2/28/1994  10,992    11,448      11,488                    11,292
 3/31/1994  10,511    10,948      10,985                    11,046
 4/30/1994  10,317    10,745      10,782                    10,942
 5/31/1994  10,266    10,692      10,739                    10,931
 6/30/1994  10,205    10,628      10,675                    10,913
 7/31/1994  10,450    10,884      10,931                    11,107
 8/31/1994  10,419    10,852      10,910                    11,120
 9/30/1994  10,205    10,628      10,685                    10,961
10/31/1994  10,102    10,522      10,600                    10,949
11/30/1994  10,053    10,470      10,601                    10,926
12/31/1994  10,172    10,595      10,728                    11,008
 1/31/1995  10,390    10,822      10,956                    11,212
 2/28/1995  10,711    11,156      11,304                    11,459
 3/31/1995  10,787    11,235      11,386                    11,545
 4/30/1995  10,941    11,396      11,561                    11,701
 5/31/1995  11,536    12,015      12,187                    12,191
 6/30/1995  11,627    12,110      12,284                    12,292
 7/31/1995  11,513    11,991      12,166                    12,247
 8/31/1995  11,707    12,193      12,371                    12,395
 9/30/1995  11,855    12,347      12,529                    12,518
10/31/1995  12,069    12,570      12,755                    12,713
11/30/1995  12,305    12,816      13,009                    12,914
12/31/1995  12,536    13,057      13,254                    13,098
 1/31/1996  12,564    13,086      13,286                    13,187
 2/29/1996  12,158    12,663      12,851                    12,909
 3/31/1996  12,008    12,506      12,685                    12,809
 4/30/1996  11,838    12,330      12,510                    12,719
 5/31/1996  11,780    12,269      12,463                    12,701
 6/30/1996  11,931    12,426      12,612                    12,863
 7/31/1996  11,932    12,428      12,629                    12,893
 8/31/1996  11,883    12,377      12,568                    12,862
 9/30/1996  12,084    12,586      12,782                    13,085
10/31/1996  12,385    12,899      13,101                    13,385
11/30/1996  12,644    13,169      13,388                    13,632
12/31/1996  12,442    12,959      13,167                    13,487
 1/31/1997  12,419    12,934      13,156                    13,504
 2/28/1997  12,436    12,952      13,165                    13,520
 3/31/1997  12,217    12,724      12,948                    13,381
 4/30/1997  12,398    12,913      13,130                    13,579
 5/31/1997  12,492    13,011      13,244                    13,696
 6/30/1997  12,633    13,157      13,383                    13,864
 7/31/1997  13,031    13,572      13,805                    14,284
 8/31/1997  12,847    13,381      13,614                    14,123
 9/30/1997  13,053    13,595      13,833                    14,350
10/31/1997  13,285    13,836      14,093                    14,586
11/30/1997  13,344    13,898      14,159                    14,650
12/31/1997  13,491    14,052      14,317                    14,806
 1/31/1998  13,703    14,272      14,544                    15,021
 2/28/1998  13,622    14,188      14,461                    14,985
 3/31/1998  13,672    14,228      14,504                    15,041
 4/30/1998  13,708    14,279      14,558                    15,107
 5/31/1998  13,884    14,457      14,748                    15,272
 6/30/1998  14,046    14,605      14,922                    15,434
 7/31/1998  14,019    14,569      14,897                    15,448
 8/31/1998  14,390    14,961      15,291                    15,740
 9/30/1998  14,812    15,377      15,739                    16,180
10/31/1998  14,652    15,216      15,589                    16,090
11/30/1998  14,725    15,269      15,655                    16,151
12/31/1998  14,791    15,330      15,715                    16,217
 1/31/1999  14,852    15,386      15,798                    16,334
 2/28/1999  14,430    14,940      15,342                    15,922
 3/31/1999  14,493    14,996      15,426                    16,022
 4/30/1999  14,487    14,982      15,423                    16,075
 5/31/1999  14,308    14,774      15,209                    15,900
 6/30/1999  14,222    14,676      15,135                    15,852
 7/31/1999  14,163    14,607      15,063                    15,807
 8/31/1999  14,118    14,565      15,033                    15,795
 9/30/1999  14,277    14,706      15,190                    15,940
10/31/1999  14,287    14,707      15,205                    15,971
11/30/1999  14,240    14,652      15,159                    15,964
12/31/1999  14,128    14,526      15,044                    15,883
 1/31/2000  14,055    14,458      14,987                    15,879
 2/29/2000  14,233    14,618      15,163                    16,070
 3/31/2000  14,514    14,898      15,465                    16,320
 4/30/2000  14,385    14,756      15,331                    16,234
 5/31/2000  14,329    14,689      15,276                    16,216
 6/30/2000  14,613    14,987      15,595                    16,539
 7/31/2000  14,742    15,095      15,721                    16,705
 8/31/2000  14,959    15,323      15,970                    16,939
 9/30/2000  15,029    15,385      16,048                    17,011
10/31/2000  15,145    15,479      16,160                    17,123
11/30/2000  15,450    15,782      16,487                    17,433
12/31/2000  15,802    16,133      16,866                    17,781
 1/31/2001  15,975    16,300      17,069                    18,044
 2/28/2001  16,161    16,496      17,270                    18,239
 3/31/2001  16,250    16,562      17,353                    18,337
 4/30/2001  16,036    16,348      17,145                    18,181
 5/31/2001  16,108    16,396      17,210                    18,292
 6/30/2001  16,177    16,456      17,304                    18,372
 7/31/2001  16,582    16,859      17,738                    18,837
 8/31/2001  16,791    17,061      17,965                    19,049
 9/30/2001  17,028    17,291      18,221                    19,293
10/31/2001  17,434    17,710      18,674                    19,755
11/30/2001  17,131    17,375      18,339                    19,427
12/31/2001  16,953    17,183      18,154                    19,279
 1/31/2002  17,054    17,275      18,266                    19,393
 2/28/2002  17,228    17,441      18,455                    19,565
 3/31/2002  16,829    17,042      18,035                    19,163
 4/30/2002  17,197    17,389      18,432                    19,536
 5/31/2002  17,347    17,545      18,596                    19,713
 6/30/2002  17,605    17,780      18,876                    19,883
 7/31/2002  17,929    18,096      19,225                    20,168


For performance purposes, the above graph has not been adjusted for CDSC charges.


Average Annual Total Return as of July 31, 2002

                                              1 Year 5 Year 10 Year
             ------------------------------------------------------
             Class A Shares*                   3.83%  5.72%  6.01%
             ------------------------------------------------------
             Class B Shares**                  3.34%  5.76%  6.11%
             ------------------------------------------------------
             Class Y Shares (No Sales Charge)  8.38%  6.85%  6.75%
             ------------------------------------------------------

 *Reflects 4.00% Maximum Front-End Sales Charge.
**Reflects Maximum Contingent Deferred Sales Charge of up to 5.00% (CDSC). The
           CDSC does not apply to performance over 6 years; therefore, the 10-year return does not reflect the CDSC.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

The quoted performance of the Pacific Capital Diversified Fixed Income Fund includes the performance of certain common trust fund ("Commingled") accounts advised by The Asset Management Group of Bank of Hawaii and managed the same as the Fund in all material respects, for periods dating back to July 31, 1992, and prior to the Fund's commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

Class B Shares were not in existence prior to March 2, 1998. Performance calculated for any period up to and through March 2, 1998, is based upon the performance of the Class A Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Diversified Fixed Income Fund is measured against the Merrill Lynch Corporate & Government Master Index, an unmanaged index generally representative of the performance of corporate and U.S. Government bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

  Pacific Capital Ultra Short Government Fund


Edward Haik
Vice President and Portfolio Manager

Mr. Haik serves as Vice President on the Taxable Fixed-Income Team at The Asset Management Group of Bank of Hawaii. Mr. Haik has 12 years prior experience in the investment industry, his most recent seven years at The Asset Management Group of Bank of Hawaii. Prior experience includes positions at Garban Tokyo, Ltd., Cantor Fitzgerald Securities, and Merrill Lynch. Mr. Haik earned a Bachelor of Arts from Holy Cross College.


How did the Fund perform compared to its benchmark?
For the 12-month period ended July 31, 2002, the Ultra Short Government Fund returned 4.10% (Class A Shares without sales charge), outperforming the Lipper Ultra Short Obligations Funds category, which returned 2.78%. This performance placed the Fund in the 26th percentile (9 out of 34 funds) of its peer group. For the same period, the Fund underperformed its benchmark, the Merrill Lynch 12-Month U.S. Treasury Index, which returned 4.77% and outperformed the Merrill Lynch 6-Month U.S. Treasury Bill Index which returned 3.12% for the period./1/

What were the major factors in the market that influenced the Fund's performance?
The bond market rallied in the period as a bear market in stocks and corporate accounting scandals continued to produce "flight-to-quality" buyers. The two-year Treasury rose in price significantly with yields dropping from 3.79% on 7/31/01 to 2.23% by 7/31/02. As well, the federal funds target rates dropped 2% from 3.75% to 1.75% over the year. As a result of the short-end rally the net asset value per share of the Fund moved up from $10.21 to $10.32 by period end.

What major changes have occurred in the portfolio during the period covered by the report?
Throughout most the year, the yield curve was historically steep, meaning longer maturity securities offered the highest yields, and they were higher than normal. As a result, the portfolio utilized barbell trades (investing in long maturity and shorter maturity securities of a sector simultaneously) versus the more common ladder structure (equal position sizes invested over equal time increments). In the most recent quarter, however, the yield difference between 2-year Treasuries and overnight investments returned to more normal levels. Consequently, the portfolio is currently being repositioned back towards a laddered structure as notes mature and new investors purchase shares of the Fund.

What is your outlook for the Fund?
We feel the Fund continues to be an attractive alternative to money funds and savings accounts. The current environment of low absolute rates, offering little coupon protection, dictates some caution going forward. Value from these 1.75-3% rate levels will, more likely than not, be found in a neutral to short duration positioning versus the Fund's benchmark/universe and in callable issues offering greater coupon cushion. Beyond recently serving as a safe harbor from falling stocks, the Ultra Short Government Fund may well become an alternative for longer term-fixed-income investors concerned about the potential for rising interest rates from these current historic lows.

/1/ See Glossary of Terms page for additional information.

  Pacific Capital Ultra Short Government Fund

Fund Objective:

The investment objective of the Ultra Short Government Fund is to provide investors with high current income consistent with preservation of capital. The Fund pursues its objective by investing primarily in short-term debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


Growth of a $10,000 Investment

                                    [CHART]

                                Class Y
                                Shares    Merrill Lynch     Merrill Lynch
            Class A  Class B   (No Sales    12-Month           6-Month
            Shares*  Shares**   Charge)   Treasury Index  U.S. Treasury Bill
            -------  -------   ---------  --------------  ------------------
  6/1/2000  $ 9,823  $10,000   $10,000       $10,000          $10,000
 6/30/2000    9,895   10,073    10,073        10,070           10,057
 7/31/2000    9,947   10,127    10,126        10,131           10,106
 7/31/2001   10,689   10,413    10,921        10,872           10,748
 7/31/2002   11,127   10,862    11,396        11,391           11,084


Average Annual Total Return as of July 31, 2002

                                                         Since
                                                       Inception
                                                1 Year (6/1/00)
               -------------------------------------------------
               Class A Shares*                   2.29%   5.06%
               -------------------------------------------------
               Class B Shares**                 -0.78%   3.89%
               -------------------------------------------------
               Class Y Shares (No Sales Charge)  4.35%   6.23%
               -------------------------------------------------

  *Reflects 1.75% Maximum Front-End Sales Charge.
**Reflects Maximum Contingent Deferred Sales Charge of up to 5.00% (CDSC).

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

Class A and Class B Shares were not in existence prior to August 1, 2000. Performance calculated for any period up to and through August 1, 2000, is based upon the performance of Class Y Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The Merrill Lynch 12-Month U.S. Treasury Index and the Merrill Lynch 6-Month U.S. Treasury Bill Index consist of yields on Treasury securities at a constant, the fixed maturities are constructed by the Treasury department, and are based on the most actively traded marketable Treasury securities. Yields on these issues are based on composite quotes reported by U.S. Government securities dealers to the Federal Reserve Bank of New York. To obtain the constant maturity yields, personnel at Treasury construct a yield curve each business day, and yield values are then read from the curve at fixed maturities.

  Pacific Capital Short Intermediate U.S. Government Securities Fund

Edward Haik
Vice President and Portfolio Manager

Mr. Haik serves as Vice President on the Taxable Fixed-Income Team at The Asset Management Group of Bank of Hawaii. Mr. Haik has 12 years prior experience in the investment industry, his most recent seven years at The Asset Management Group of Bank of Hawaii. Prior experience includes positions at Garban Tokyo, Ltd., Cantor Fitzgerald Securities, and Merrill Lynch. Mr. Haik earned a Bachelor of Arts from Holy Cross College.



How did the Fund perform compared to its benchmark?
For the 12-month period ended July 31, 2002, the Short Intermediate U.S. Government Securities Fund returned 6.68% (Class A Shares without sales charge), outperforming the Lipper Short U.S. Treasury Funds category, which returned 5.46%. This performance placed the Fund in the 39th percentile (8 out of 20 funds) of its Lipper peer group. For the same period, the Fund underperformed its benchmark, the Merrill Lynch 1-5 Year U.S. Treasury Index, which returned 7.64%./1/

What were the major factors in the market that influenced the Fund's performance?
The bond market rallied in the period as a bear market in stocks and corporate accounting scandals continued to produce "flight-to-quality" buyers. The two-year Treasury rose in price significantly with yields dropping from 3.79% on 7/31/01 to 2.23% by 7/31/02. As well, the federal funds target rates dropped 2% from 3.75% to 1.75% over the year. As a result of the short-end rally the NAV of the Fund moved up from $9.83 to $10.09 by period end.

What major changes have occurred in the portfolio during the period covered by the report?
Throughout most of the year the yield curve was historically steep, meaning longer maturity securities offered the highest yields, and they were higher than normal. As a result, the portfolio utilized barbell trades (investing in long maturity and shorter maturity securities of a sector simultaneously) versus the more common ladder structure (equal position sizes invested over equal time increments). In the most recent quarter, however, the yield difference between two-year Treasuries and overnight investments returned to more normal levels. Consequently, the portfolio is currently being repositioned back towards a laddered structure as notes mature and new investors purchase shares of the Fund.

What is your outlook for the Fund?
We feel the Fund continues to be an attractive alternative to money markets, ultra short funds and savings accounts. The current environment of low absolute rates, offering little coupon protection, dictates some caution going forward. Value from these 1.75-3.5% rate levels will, more likely than not, be found in a neutral to short duration positioning versus the Fund's benchmark/universe and in callable issues offering greater coupon cushion. Beyond recently serving as a safe harbor from falling stocks, the Short Intermediate U.S. Government Securities Fund may well become an alternative for long-term-fixed-income investors concerned about the potential for rising interest rates from these current historic lows.

/1/ See Glossary of Terms page for additional information.

  Pacific Capital Short Intermediate U.S. Government Securities Fund

Fund Objective:

The primary investment objective of the Short Intermediate U.S. Government Securities Fund, a diversified portfolio, is to provide investors with a high level of current income, consistent with prudent risk of capital. The potential for some capital appreciation is a secondary consideration. The Fund pursues these objectives by investing primarily in U.S. Treasury securities and repurchase agreements that are collateralized by U.S. Treasury securities. The Fund maintains an average maturity of two to five years. The Fund focuses on maximizing income consistent with prudent investment risk within this maturity range.


Growth of a $10,000 Investment

                                    [CHART]

                                            Merrill Lynch     Merrill Lynch
              Class A   Class Y Shares      3-5 Year U.S.     1-5 Year U.S.
              Shares*  (No Sales Charge)   Treasury Index    Treasury Index
              -------  -----------------   ---------------  ---------------
12/13/1993    $9,775        $10,000           $10,000           $10,000
12/31/1993     9,790         10,015            10,038            10,037
 1/31/1994     9,869         10,096            10,149            10,120
 2/28/1994     9,672          9,894             9,986            10,016
 3/31/1994     9,485          9,703             9,821             9,920
 4/30/1994     9,389          9,605             9,732             9,863
 5/31/1994     9,391          9,607             9,742             9,876
 6/30/1994     9,374          9,590             9,745             9,895
 7/31/1994     9,506          9,724             9,878             9,999
 8/31/1994     9,520          9,739             9,907            10,032
 9/30/1994     9,378          9,594             9,804             9,978
10/31/1994     9,357          9,582             9,797             9,990
11/30/1994     9,284          9,519             9,728             9,936
12/31/1994     9,306          9,533             9,763             9,963
 1/31/1995     9,460          9,691             9,941            10,117
 2/28/1995     9,649          9,886            10,165            10,289
 3/31/1995     9,691          9,931            10,220            10,345
 4/30/1995     9,790         10,034            10,348            10,451
 5/31/1995    10,054         10,307            10,695            10,695
 6/30/1995    10,110         10,367            10,766            10,758
 7/31/1995    10,101         10,359            10,762            10,785
 8/31/1995    10,177         10,440            10,853            10,859
 9/30/1995    10,242         10,509            10,928            10,919
10/31/1995    10,359         10,630            11,060            11,026
11/30/1995    10,500         10,780            11,214            11,144
12/31/1995    10,600         10,884            11,334            11,241
 1/31/1996    10,685         10,985            11,447            11,343
 2/29/1996    10,543         10,830            11,302            11,261
 3/31/1996    10,443         10,741            11,222            11,227
 4/30/1996    10,390         10,689            11,170            11,214
 5/31/1996    10,369         10,670            11,147            11,222
 6/30/1996    10,466         10,772            11,266            11,316
 7/31/1996    10,493         10,790            11,297            11,356
 8/31/1996    10,494         10,805            11,302            11,383
 9/30/1996    10,616         10,921            11,462            11,506
10/31/1996    10,766         11,090            11,672            11,663
11/30/1996    10,888         11,206            11,830            11,775
12/31/1996    10,803         11,132            11,738            11,744
 1/31/1997    10,828         11,149            11,784            11,796
 2/28/1997    10,838         11,161            11,786            11,815
 3/31/1997    10,744         11,079            11,706            11,786
 4/30/1997    10,853         11,194            11,849            11,898
 5/31/1997    10,924         11,269            11,942            11,983
 6/30/1997    10,994         11,344            12,053            12,075
 7/31/1997    11,219         11,566            12,316            12,249
 8/31/1997    11,151         11,510            12,242            12,233
 9/30/1997    11,270         11,634            12,393            12,345
10/31/1997    11,402         11,774            12,550            12,459
11/30/1997    11,426         11,801            12,567            12,484
12/31/1997    11,526         11,905            12,680            12,579
 1/31/1998    11,696         12,071            12,879            12,727
 2/28/1998    11,645         12,034            12,848            12,723
 3/31/1998    11,672         12,064            12,886            12,770
 4/30/1998    11,733         12,129            12,944            12,829
 5/31/1998    11,808         12,209            13,031            12,904
 6/30/1998    11,881         12,287            13,122            12,979
 7/31/1998    11,918         12,328            13,171            13,035
 8/31/1998    12,178         12,598            13,469            13,246
 9/30/1998    12,536         12,970            13,834            13,489
10/31/1998    12,546         12,984            13,873            13,545
11/30/1998    12,455         12,893            13,793            13,509
12/31/1998    12,497         12,939            13,832            13,553
 1/31/1999    12,533         12,979            13,914            13,616
 2/28/1999    12,286         12,726            13,654            13,486
 3/31/1999    12,347         12,792            13,768            13,586
 4/30/1999    12,367         12,816            13,805            13,627
 5/31/1999    12,248         12,683            13,678            13,579
 6/30/1999    12,243         12,681            13,723            13,622
 7/31/1999    12,252         12,707            13,722            13,651
 8/31/1999    12,274         12,719            13,755            13,688
 9/30/1999    12,374         12,838            13,876            13,787
10/31/1999    12,370         12,837            13,885            13,815
11/30/1999    12,364         12,834            13,884            13,833
12/31/1999    12,316         12,787            13,838            13,830
 1/31/2000    12,259         12,731            13,765            13,803
 2/29/2000    12,345         12,823            13,877            13,901
 3/31/2000    12,477         12,948            14,063            14,018
 4/30/2000    12,486         12,960            14,044            14,038
 5/31/2000    12,524         13,003            14,102            14,095
 6/30/2000    12,671         13,172            14,334            14,269
 7/31/2000    12,739         13,246            14,427            14,360
 8/31/2000    12,875         13,391            14,594            14,484
 9/30/2000    12,969         13,491            14,731            14,598
10/31/2000    13,065         13,594            14,828            14,682
11/30/2000    13,257         13,796            15,058            14,848
12/31/2000    13,480         14,031            15,341            15,057
 1/31/2001    13,648         14,193            15,530            15,245
 2/28/2001    13,754         14,321            15,685            15,362
 3/31/2001    13,852         14,410            15,823            15,492
 4/30/2001    13,791         14,364            15,742            15,493
 5/31/2001    13,844         14,423            15,804            15,571
 6/30/2001    13,895         14,464            15,855            15,620
 7/31/2001    14,086         14,681            16,174            15,846
 8/31/2001    14,189         14,776            16,316            15,955
 9/30/2001    14,434         15,048            16,719            16,263
10/31/2001    14,577         15,201            16,978            16,451
11/30/2001    14,459         15,081            16,759            16,350
12/31/2001    14,426         15,036            16,639            16,317
 1/31/2002    14,453         15,081            16,712            16,362
 2/28/2002    14,533         15,168            16,884            16,469
 3/31/2002    14,397         15,014            16,570            16,293
 4/30/2002    14,586         15,228            16,894            16,520
 5/31/2002    14,675         15,323            17,058            16,617
 6/30/2002    14,820         15,479            17,290            16,783
 7/31/2002    15,027         15,713            17,729            17,056



Average Annual Total Return as of July 31, 2002

                                                            Since
                                                          Inception
                                            1 Year 5 Year (12/13/93)
           ---------------------------------------------------------
           Class A Shares*                   4.24%  5.54%    4.83%
           ---------------------------------------------------------
           Class Y Shares (No Sales Charge)  7.03%  6.32%    5.38%
           ---------------------------------------------------------

*Reflects 2.25% Maximum Front-End Sales Charge.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

The performance for the Class Y Shares of the Pacific Capital Short Intermediate U.S. Government Securities Fund prior to 10/14/94 is based on the performance of the Class A Shares.

The performance of the Pacific Capital Short Intermediate U.S. Government Securities Fund is measured against the Merrill Lynch 1-5-Year U.S. Treasury Index and the Merrill Lynch 3-5-Year U.S. Treasury Index. These indices are unmanaged and generally represent the performance of Treasury bonds in a maturity range of one to five years. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

  Pacific Capital Tax Free Securities Fund+


Yvonne Lim
Vice President and Senior Portfolio Manager

Ms. Lim serves as Vice President on the Tax-Free Fixed Income Investment Team at The Asset Management Group of Bank of Hawaii. Ms. Lim has been managing money market and tax-free income portfolios with The Asset Management Group of Bank of Hawaii for over ten years. Her prior experience includes positions in international finance at Bank of Hawaii and as cash manager at BHP Hawaii. Ms. Lim earned a Bachelor of Science degree in finance at Hawaii Pacific University and is a Certified Credit Administrator.


How did the Fund perform compared to its benchmark?
For the year ending 7/31/02, the Pacific Capital Tax Free Securities Fund posted a total return of 6.47% (Class A-Shares without sales charge). This compares favorably with the Lehman Brothers Municipal Bond Index/1/ return of 6.71%. We are especially pleased with the performance taking into consideration the constraints the Fund has. The Fund has a more conservative objective of high after-tax income commensurate with principal preservation compared to its Index, which is total return. In addition, the Fund is constrained to maintain 50% to 60% of its holdings in Hawaii municipal securities, which limits flexibility but provides Hawaii shareholders with the potential for more double exempt income. The Fund also has a higher portfolio credit quality of AAA compared to the Index, which has an average quality of AA1/AA2 (as rated by Standard & Poor's).++

For the same period the Fund ranked in the 17th percentile (47 out of 282 funds) of its peer group as measured by the Lipper General Municipal Debt Funds category, which returned 5.40%. The Fund also was given a Lipper Leaders designation for Consistent Returns among 220 General Municipal Debt Funds for the 12-month period ended July 31, 2002./1/

What were the major factors in the market that influenced the Fund's performance?
We started the fiscal year with the federal funds rate at 3.5% after the Fed had acted aggressively to stimulate a slowing economy. The economy was starting to respond positively when the tragic events of September 11 threw the world and financial markets abruptly into disarray. The resulting fear caused stock prices to plummet and drove investors to seek safety in bonds, especially short-term Treasury bonds. The Fed responded again by cutting rates aggressively, pushing the fed funds rate down to 1.75% to prevent a crisis in the financial markets. As a consequence, the bond market outperformed the stock market for the second year in a row. Municipal bonds also performed well, although they lagged behind Treasury bonds.

During the first quarter of 2002, the economy rebounded with an impressive growth pace of 5.0%. Market sentiment began to indicate that the Fed may have to start raising rates to prevent potential inflationary pressures from building. The second quarter was greeted with continued growth albeit at a slower pace as geopolitical tensions and fears of further terrorism escalated. Then corporate fraud and accounting issues, which started with Enron, spread wider to include many large companies with severe consequences for the stock market. As a result, stock prices plummeted and undermined the sustainability of the economic recovery. Earlier expectations for the Fed to tighten shifted to ease and investors again sought the safety of bonds pushing prices higher.

Against this backdrop, municipal bonds performed very well even though issuance volume reached record levels in the municipal market. Hawaii municipal bond performance also held up well due to a combination of lower supply and Hawaii's economic resilience. In spite of challenges to a tourism reliant economy, Hawaii has managed to maintain its Aa3/AA- rating for the state's general obligation debt after September 11. Like their Treasury counterparts, short-term municipal bond yields declined more than long-term municipal bond yields. However, on a price performance basis, longer-term bonds increased more in value. Measured on an after-tax basis municipal bonds have actually outperformed Treasuries and other bonds.

What major changes have occurred in the portfolio during the period covered by the report?
The volatile events of the fiscal year prompted us to remain cautious and to emphasize safety over yield to meet the Fund's objective of high after tax income commensurate with principal preservation. We opportunistically shortened the duration and the average maturity of the Fund in keeping with our outlook for interest rates to trend higher in the longer term. During the past year we focused on yield curve selection and exploiting seasonal supply/demand factors to add value to the Fund's performance. The steepness of the yield curve prompted us to utilize a barbell strategy focusing on selective parts of the yield curve to achieve an optimal risk/ return profile. We also continued to emphasize portfolio quality in the face of a more challenging economic environment by attempting to maintain a high percentage of AAA rated bonds in the portfolio to achieve an average portfolio rating of AAA (as rated by Standard & Poor's and Moody's).++

What is your outlook for the Fund?
We believe that the economy's full recovery may be delayed but the combination of fiscal and monetary stimuli that has been implemented should result in it gaining traction eventually. We feel the Fund's defensive barbell strategy positions it well to continue to meet its objectives of higher after-tax income commensurate with principal preservation.

+ The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes.

++ The portfolio composition is subject to change.

/1/ See Glossary of Terms page for additional information.

  Pacific Capital Tax-Free Securities Fund

Fund Objective:

The Tax-Free Securities Fund's investment objective is to seek high current income that is exempt from federal and Hawaii income tax. With this in mind, we tend to be more moderate on interest rate bets and look toward more consistent long-term performance. Our strategy is to select bonds that we believe provide good relative value and structural fit within the context of our interest rate outlook, while heavily emphasizing higher-quality bonds. The Fund intends to invest at least 50% to 60% of its holdings in Hawaiian municipal bonds. Our primary goal is to provide a high level of double tax-exempt income (free from federal and state taxes), while providing diversification through national issues from states that are economically sound and viable.


Growth of a $10,000 Investment

                                    [CHART]

             Class A   Class B   Class Y Shares    Lehman Brothers Municipal
             Shares*    Shares  (No Sales Charge)          Bond Index
             -------   -------  -----------------  -------------------------
 7/31/1992   $9,605    $10,000       $10,000               $10,000
 8/31/1992    9,433      9,821         9,820                 9,903
 9/30/1992    9,473      9,863         9,862                 9,967
10/31/1992    9,281      9,662         9,661                 9,869
11/30/1992    9,544      9,937         9,936                10,046
12/31/1992    9,645     10,042        10,053                10,149
 1/31/1993    9,767     10,169        10,180                10,267
 2/28/1993   10,182     10,601        10,615                10,638
 3/31/1993   10,030     10,443        10,456                10,526
 4/30/1993   10,132     10,549        10,573                10,632
 5/31/1993   10,172     10,591        10,615                10,691
 6/30/1993   10,456     10,886        10,901                10,870
 7/31/1993   10,446     10,876        10,901                10,884
 8/31/1993   10,567     11,002        11,029                11,111
 9/30/1993   10,679     11,118        11,145                11,238
10/31/1993   10,669     11,108        11,145                11,259
11/30/1993   10,547     10,981        11,018                11,160
12/31/1993   10,790     11,234        11,262                11,395
 1/31/1994   10,902     11,350        11,389                11,526
 2/28/1994   10,598     11,034        11,071                11,227
 3/31/1994   10,132     10,549        10,583                10,770
 4/30/1994   10,182     10,601        10,647                10,861
 5/31/1994   10,253     10,675        10,710                10,955
 6/30/1994   10,172     10,591        10,636                10,888
 7/31/1994   10,355     10,781        10,827                11,088
 8/31/1994   10,375     10,802        10,859                11,126
 9/30/1994   10,223     10,643        10,700                10,963
10/31/1994    9,949     10,359        10,445                10,768
11/30/1994    9,750     10,151        10,237                10,574
12/31/1994    9,985     10,396        10,486                10,806
 1/31/1995   10,313     10,737        10,829                11,115
 2/28/1995   10,625     11,062        11,157                11,439
 3/31/1995   10,727     11,168        11,266                11,570
 4/30/1995   10,719     11,160        11,261                11,584
 5/31/1995   11,074     11,530        11,634                11,953
 6/30/1995   10,941     11,392        11,498                11,849
 7/31/1995   11,047     11,501        11,611                11,961
 8/31/1995   11,143     11,601        11,714                12,113
 9/30/1995   11,208     11,669        11,784                12,189
10/31/1995   11,379     11,847        11,966                12,366
11/30/1995   11,584     12,061        12,187                12,572
12/31/1995   11,729     12,211        12,341                12,693
 1/31/1996   11,793     12,278        12,399                12,788
 2/29/1996   11,683     12,163        12,298                12,702
 3/31/1996   11,485     11,957        12,092                12,540
 4/30/1996   11,444     11,915        12,040                12,504
 5/31/1996   11,421     11,891        12,021                12,499
 6/30/1996   11,540     12,015        12,148                12,636
 7/31/1996   11,655     12,134        12,272                12,750
 8/31/1996   11,644     12,123        12,262                12,747
 9/30/1996   11,810     12,296        12,440                12,925
10/31/1996   11,938     12,429        12,577                13,071
11/30/1996   12,150     12,650        12,802                13,311
12/31/1996   12,086     12,583        12,737                13,255
 1/31/1997   12,099     12,597        12,754                13,280
 2/28/1997   12,188     12,690        12,850                13,402
 3/31/1997   11,980     12,472        12,631                13,223
 4/30/1997   12,089     12,586        12,749                13,334
 5/31/1997   12,265     12,769        12,949                13,534
 6/30/1997   12,393     12,903        13,075                13,679
 7/31/1997   12,745     13,269        13,448                14,057
 8/31/1997   12,592     13,110        13,303                13,926
 9/30/1997   12,733     13,257        13,441                14,091
10/31/1997   12,781     13,307        13,507                14,182
11/30/1997   12,850     13,379        13,584                14,265
12/31/1997   13,064     13,602        13,825                14,473
 1/31/1998   13,223     13,767        13,996                14,622
 2/28/1998   13,197     13,740        13,971                14,627
 3/31/1998   13,187     13,722        13,964                14,640
 4/30/1998   13,078     13,626        13,852                14,574
 5/31/1998   13,312     13,879        14,103                14,804
 6/30/1998   13,374     13,935        14,170                14,863
 7/31/1998   13,400     13,941        14,201                14,900
 8/31/1998   13,599     14,152        14,415                15,130
 9/30/1998   13,785     14,339        14,614                15,319
10/31/1998   13,761     14,305        14,592                15,318
11/30/1998   13,810     14,348        14,647                15,372
12/31/1998   13,868     14,387        14,698                15,411
 1/31/1999   14,008     14,536        14,863                15,594
 2/28/1999   13,915     14,431        14,767                15,526
 3/31/1999   13,929     14,436        14,785                15,547
 4/30/1999   13,953     14,453        14,814                15,586
 5/31/1999   13,864     14,339        14,709                15,496
 6/30/1999   13,630     14,102        14,479                15,273
 7/31/1999   13,669     14,138        14,524                15,329
 8/31/1999   13,526     13,982        14,376                15,206
 9/30/1999   13,525     13,973        14,377                15,212
10/31/1999   13,341     13,774        14,186                15,047
11/30/1999   13,486     13,916        14,343                15,207
12/31/1999   13,402     13,822        14,258                15,094
 1/31/2000   13,323     13,731        14,177                15,028
 2/29/2000   13,495     13,899        14,348                15,203
 3/31/2000   13,778     14,182        14,666                15,535
 4/30/2000   13,682     14,075        14,567                15,443
 5/31/2000   13,601     13,983        14,485                15,363
 6/30/2000   13,941     14,323        14,848                15,770
 7/31/2000   14,118     14,496        15,040                15,989
 8/31/2000   14,309     14,683        15,246                16,236
 9/30/2000   14,224     14,573        15,144                16,151
10/31/2000   14,389     14,747        15,338                16,328
11/30/2000   14,470     14,822        15,428                16,451
12/31/2000   14,860     15,197        15,845                16,858
 1/31/2001   14,970     15,300        15,951                17,025
 2/28/2001   15,023     15,360        16,025                17,079
 3/31/2001   15,135     15,465        16,148                17,232
 4/30/2001   14,949     15,266        15,954                17,045
 5/31/2001   15,090     15,400        16,107                17,228
 6/30/2001   15,201     15,504        16,229                17,344
 7/31/2001   15,399     15,696        16,443                17,601
 8/31/2001   15,668     15,961        16,733                17,891
 9/30/2001   15,592     15,859        16,640                17,830
10/31/2001   15,777     16,037        16,856                18,043
11/30/2001   15,599     15,861        16,671                17,891
12/31/2001   15,460     15,694        16,510                17,722
 1/31/2002   15,708     15,951        16,794                18,029
 2/28/2002   15,907     16,144        17,009                18,246
 3/31/2002   15,621     15,845        16,709                17,889
 4/30/2002   15,929     16,147        17,041                18,238
 5/31/2002   16,000     16,209        17,120                18,349
 6/30/2002   16,189     16,390        17,325                18,543
 7/31/2002   16,395     16,573        17,549                18,782


For performance Purposes, the above graph has not been adjusted for CDSC charges.

Average Annual Total Return as of July 31, 2002

                                              1 Year 5 Year 10 Year
             ------------------------------------------------------
             Class A Shares*                   2.19%  4.32%  5.07%
             ------------------------------------------------------
             Class B Shares**                  1.58%  4.38%  5.18%
             ------------------------------------------------------
             Class Y Shares (No Sales Charge)  6.73%  5.47%  5.79%
             ------------------------------------------------------

 *Reflects 4.00% Maximum Front-End Sales Charge.
**Reflects Maximum Contingent Deferred Sales Charge of up to 5.00% (CDSC). The
           CDSC does not apply to performance over 6 years; therefore, the 10-year return does not reflect the CDSC.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

The quoted performance of the Pacific Capital Tax-Free Securities Fund includes the performance of certain common trust fund ("Commingled") accounts advised by The Asset Management Group of Bank of Hawaii and managed the same as the Fund in all material respects, for periods dating back to July 31, 1992, and prior to the Fund's commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

Class B Shares were not in existence prior to March 2, 1998. Performance calculated for any period up to and through March 2, 1998, is based upon the performance of the Class A Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Tax-Free Securities Fund is measured against the Lehman Brothers Municipal Bond Index, which is an unmanaged index generally representative of a broad range of maturities. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

  Pacific Capital Tax Free Short Intermediate Securities Fund+

Yvonne Lim
Vice President and Senior Portfolio Manager

Ms. Lim serves as Vice President on the Tax-Free Fixed Income Investment Team at The Asset Management Group of Bank of Hawaii. Ms. Lim has been managing money market and tax-free income portfolios with The Asset Management Group of Bank of Hawaii for over nine years. Her prior experience includes positions in international finance at Bank of Hawaii and as cash manager at BHP Hawaii. Ms. Lim earned a Bachelor of Science degree in finance at Hawaii Pacific University and is a Certified Credit Administrator.


How did the Fund perform compared to its benchmark?
For the year ended 7/31/02, the Fund posted a total return of 4.98% (Class A Shares without sales charge). This return compares to 7.10% for the Lehman Brothers 5-Year Municipal Bond Index./1/ The difference in performance can be attributed to the fact that the Fund has a more conservative objective than the Index. In addition, the Fund is constrained to maintain 50% to 60% of its holdings in Hawaii municipal securities which gives it less flexibility but provides Hawaii shareholders more double tax exempt benefit. The Fund also has a higher portfolio credit quality of AAA compared to the Index, which has an average quality of AA1/AA2 (as rated by Standard & Poor's).++

For the same period, the Fund ranked in the 72nd percentile (27 out of 37 funds) of its peer group as measured by the Lipper Short-Intermediate Municipal Debt Funds category, which returned 5.31%./1 /

What were the major factors in the market that influenced the Fund's performance?
We started the fiscal year with the federal funds rate at 3.5% after the Federal Reserve had acted aggressively to stimulate a slowing economy. The economy was starting to respond positively, when the tragic events of September 11 threw the world and financial markets abruptly into disarray. The resulting fear caused stock prices to plummet and drove investors to seek safety in bonds, especially short-term Treasury bonds. The Fed responded again by cutting rates aggressively, pushing the fed funds rate down to 1.75% to prevent a crisis in the financial markets. As a consequence, the bond market outperformed the stock market for the second year in a row. Municipal bonds also performed well although they lagged behind Treasury bonds.

During the first quarter of 2002, the economy rebounded with an impressive growth pace of 5.0% Market sentiment began to indicate that the Fed may have to start raising rates to prevent potential inflationary pressures from building. The second quarter was greeted with continued growth, albeit at a slower pace, as geopolitical tensions and fears of further terrorism escalated. Then corporate fraud and accounting issues, which started with Enron, spread wider to include many large companies with severe consequences for the stock market. As a result, stock prices plummeted and undermined the sustainability of the economic recovery. Earlier expectations for the Fed to tighten shifted to ease and investors again sought the safety of bonds pushing prices higher.

Against this backdrop, municipal bonds performed very well, even though issuance volume reached record levels in the municipal market. Hawaii municipal bond performance also held up well, due to a combination of lower supply and Hawaii's economic resilience. Like their Treasury counterparts, short-term municipal bond yields declined more than long-term municipal bond yields. However, on a price performance basis, long-term bonds increased more in value. Measured on an after-tax basis, municipal bonds actually outperformed Treasuries and other taxable bonds.

What major changes have occurred in the portfolio during the period covered by the report?
The volatile events of the fiscal year prompted us to remain cautious and to emphasize safety over yield to meet the Fund's objective of relatively low volatility and principal preservation. During the year, we allowed the duration and the average maturity of the Fund to drift shorter in keeping with our outlook for interest rates to trend higher in the longer term. During the past year, we also emphasized different parts of the yield curve opportunistically to achieve an optimal risk, return profile. We also continued to emphasize portfolio quality by attempting to maintain a high percentage of AAA rated bonds in the portfolio.++

What is your outlook for the Fund?
We believe that the economy's full recovery may be delayed, but the combination of fiscal and monetary stimuli put in place should result in it gaining traction eventually. The Fund's "barbell strategy", shorter duration and higher quality, positions it well to continue to achieve its objectives of providing higher after-tax income than money market funds, and lower principal volatility than longer term bond funds. We believe that the more conservative approach that we have taken is appropriate, given our expectations for rates to rise in the longer term.

+ The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes.

++ The portfolio composition is subject to change.

/1/ See Glossary of Terms page for additional information.

  Pacific Capital Tax-Free Short Intermediate Securities Fund

Fund Objective:

The Tax-Free Short Intermediate Securities Fund seeks to provide a high level of tax-exempt income and more price stability than a long-term bond fund. The Fund also provides double tax-exempt income for residents of Hawaii--50% to 60% of the Fund's holdings are invested in Hawaiian municipal bonds--while fulfilling diversification through national municipal issues.



Growth of a $10,000 Investment

                                    [CHART]

            Class A    Class Y Shares   Lehman Brothers 5-Year
            Shares*  (No Sales Charge)   Municipal Bond Index
            -------  -----------------  ----------------------
 7/31/1992  $ 9,773       $10,000             $10,000
 8/31/1992    9,721         9,957               9,920
 9/30/1992    9,763        10,000              10,000
10/31/1992    9,783        10,032               9,949
11/30/1992    9,928        10,170              10,064
12/31/1992    9,866        10,117              10,142
 1/31/1993    9,928        10,181              10,264
 2/28/1993   10,093        10,351              10,520
 3/31/1993   10,041        10,298              10,409
 4/30/1993   10,083        10,351              10,470
 5/31/1993   10,114        10,383              10,502
 6/30/1993   10,196        10,457              10,651
 7/31/1993   10,186        10,457              10,660
 8/31/1993   10,289        10,563              10,814
 9/30/1993   10,330        10,606              10,896
10/31/1993   10,330        10,616              10,923
11/30/1993   10,310        10,595              10,867
12/31/1993   10,413        10,701              11,027
 1/31/1994   10,485        10,776              11,126
 2/28/1994   10,372        10,659              10,945
 3/31/1994   10,217        10,499              10,717
 4/30/1994   10,258        10,553              10,783
 5/31/1994   10,289        10,584              10,838
 6/30/1994   10,279        10,574              10,832
 7/31/1994   10,351        10,648              10,958
 8/31/1994   10,382        10,691              11,010
 9/30/1994   10,341        10,648              10,937
10/31/1994   10,248        10,574              10,864
11/30/1994   10,182        10,528              10,765
12/31/1994   10,247        10,587              10,886
 1/31/1995   10,279        10,619              11,021
 2/28/1995   10,385        10,729              11,214
 3/31/1995   10,456        10,805              11,329
 4/30/1995   10,491        10,855              11,373
 5/31/1995   10,631        11,001              11,612
 6/30/1995   10,624        10,985              11,632
 7/31/1995   10,721        11,087              11,773
 8/31/1995   10,818        11,190              11,881
 9/30/1995   10,863        11,238              11,910
10/31/1995   10,887        11,276              11,983
11/30/1995   10,965        11,350              12,091
12/31/1995   10,998        11,387              12,154
 1/31/1996   11,062        11,455              12,275
 2/29/1996   11,039        11,434              12,241
 3/31/1996   10,984        11,368              12,155
 4/30/1996   10,986        11,384              12,153
 5/31/1996   10,965        11,364              12,148
 6/30/1996   11,028        11,432              12,220
 7/31/1996   11,086        11,494              12,309
 8/31/1996   11,088        11,507              12,321
 9/30/1996   11,132        11,565              12,422
10/31/1996   11,215        11,639              12,529
11/30/1996   11,323        11,753              12,692
12/31/1996   11,318        11,751              12,667
 1/31/1997   11,353        11,789              12,711
 2/28/1997   11,396        11,848              12,804
 3/31/1997   11,315        11,754              12,664
 4/30/1997   11,363        11,807              12,719
 5/31/1997   11,454        11,904              12,875
 6/30/1997   11,522        11,976              12,974
 7/31/1997   11,647        12,109              13,202
 8/31/1997   11,613        12,076              13,134
 9/30/1997   11,681        12,149              13,251
10/31/1997   11,715        12,187              13,320
11/30/1997   11,760        12,237              13,361
12/31/1997   11,841        12,347              13,475
 1/31/1998   11,923        12,436              13,599
 2/28/1998   11,932        12,436              13,620
 3/31/1998   11,932        12,451              13,632
 4/30/1998   11,861        12,368              13,574
 5/31/1998   11,979        12,506              13,737
 6/30/1998   12,013        12,532              13,784
 7/31/1998   12,036        12,571              13,833
 8/31/1998   12,179        12,721              14,003
 9/30/1998   12,286        12,822              14,146
10/31/1998   12,298        12,850              14,188
11/30/1998   12,321        12,877              14,213
12/31/1998   12,378        12,925              14,263
 1/31/1999   12,485        13,040              14,413
 2/28/1999   12,442        13,011              14,398
 3/31/1999   12,441        13,000              14,411
 4/30/1999   12,462        13,037              14,453
 5/31/1999   12,423        12,987              14,395
 6/30/1999   12,272        12,833              14,232
 7/31/1999   12,332        12,898              14,320
 8/31/1999   12,305        12,873              14,314
 9/30/1999   12,340        12,912              14,366
10/31/1999   12,301        12,875              14,330
11/30/1999   12,374        12,953              14,414
12/31/1999   12,346        12,927              14,367
 1/31/2000   12,308        12,890              14,361
 2/29/2000   12,344        12,930              14,408
 3/31/2000   12,458        13,052              14,539
 4/30/2000   12,393        13,013              14,506
 5/31/2000   12,367        12,963              14,502
 6/30/2000   12,584        13,191              14,768
 7/31/2000   12,725        13,342              14,924
 8/31/2000   12,853        13,479              15,088
 9/30/2000   12,839        13,467              15,059
10/31/2000   12,917        13,552              15,164
11/30/2000   12,943        13,581              15,230
12/31/2000   13,139        13,790              15,475
 1/31/2001   13,298        13,972              15,742
 2/28/2001   13,334        13,999              15,785
 3/31/2001   13,426        14,098              15,915
 4/30/2001   13,319        14,003              15,825
 5/31/2001   13,437        14,117              15,989
 6/30/2001   13,486        14,185              16,071
 7/31/2001   13,602        14,295              16,244
 8/31/2001   13,731        14,447              16,464
 9/30/2001   13,767        14,473              16,513
10/31/2001   13,856        14,570              16,649
11/30/2001   13,767        14,481              16,517
12/31/2001   13,679        14,406              16,437
 1/31/2002   13,874        14,600              16,701
 2/28/2002   13,971        14,718              16,891
 3/31/2002   13,759        14,485              16,531
 4/30/2002   13,981        14,734              16,913
 5/31/2002   14,040        14,800              17,027
 6/30/2002   14,153        14,921              17,212
 7/31/2002   14,279        15,057              17,398


Average Annual Total Return as of July 31, 2002

                                              1 Year 5 Year 10 Year
             ------------------------------------------------------
             Class A Shares*                   2.66%  3.69%  3.63%
             ------------------------------------------------------
             Class Y Shares (No Sales Charge)  5.33%  4.45%  4.18%
             ------------------------------------------------------

 *Reflects 2.25% Maximum Front-End Sales Charge.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

The quoted performance of the Pacific Capital Tax-Free Short Intermediate Securities Fund includes the performance of certain common trust fund ("Commingled") accounts advised by The Asset Management Group of Bank of Hawaii and managed the same as the Fund in all material respects, for periods dating back to July 31, 1992, and prior to the Fund's commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The performance of the Pacific Capital Tax-Free Short Intermediate Securities Fund is measured against the Lehman Brothers 5-Year Municipal Bond Index, an unmanaged index that generally tracks bonds with a maturity range of four to six years. It is important to note that the Fund may invest only in bonds with maturities of five years or less. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

  Pacific Capital International Stock Fund+

Sub-advised by Nicholas- Applegate, a team comprised of Catherine Somhegyi Nicholas, Loretta Morris, and Randy Kahn, CFA, is responsible for the day-to-day management of the Fund. Ms. Nicholas, with 15 years investment experience, is Chief Investment Officer for Global Equity Management and has extensive experience managing assets for clients. Ms. Morris, responsible for portfolio management and research, has 10 years investment experience, including portfolio management with Collins Associates. Mr. Kahn, responsible for portfolio management and research, has 12 years prior investment experience with American Century Investments and Daiwa Securities America, Inc.


How did the Fund perform compared to its benchmark?
For the 12-months ended July 31, 2002, the Pacific Capital International Stock Fund delivered a return of -21.84% (Class A Shares without sales charge), versus -16.92% for the MSCI EAFE Index./1/ During the period, our growth style has been very much out of favor--this was the greatest contributor to our underperformance versus the benchmark. Relative performance was negatively affected by stock selection in Japan and in the producers/manufacturing sector.

Among the Fund's worst performing holdings during the period was Vodafone Group, which has suffered from capacity and demand concerns, as well as the downgrades of telecommunication services companies in the United States. Despite these concerns, we hold the view that Vodafone continues to have very good growth prospects. The company is expected to benefit in the second half of 2002 from the rollout of third-generation data services, such as e-mail, Internet, digital photos and games. The rollout is seen to be a catalyst for growth next year.++

On the positive side, stock selection in Canada, where the Index had no exposure, as well as stock selection in the energy and insurance services sectors, benefited performance during the period. Among the Fund's top-performing holdings were Samsung Electronics, Novartis AG and British American Tobacco.

What were the major factors in the market that influenced the Fund's performance?
U.S and international equity markets have been working through a tough investment environment in the face of slowing economic and earnings growth globally. The terrorist attacks on U.S. soil on September 11 have heightened investor concerns about many of the macroeconomics trends that were in place for much of 2001. Against this backdrop, the markets have focused less on sustainability of earnings growth of individual companies and more on short-term economic, political, and military expectations. For the 12-month period ended July 31, 2002, the MSCI All Country World Free Index ex-U.S./1/ fell 15.23%.

Responding to the slowdown in global economic growth and the attacks of September 11, central banks worldwide have embarked on an aggressive campaign to reduce the level of interest rates to re-stimulate growth. Lower borrowing costs resulted in the strong performance of highly leveraged, low-quality companies in the fourth quarter of 2001. This did not benefit our style of investing in companies with accelerating earnings growth.

Similar to the trend in the United States, economic expansion slowed markedly in Europe in 2001. And despite a global synchronized economic recovery in the first quarter of 2002, a number of crosscurrents, including concerns over business spending patterns, contributed to a lower Gross Domestic Product/1/ growth rate for U.S. and European economies in the second quarter. In Japan, the economy remained mired in difficulty for much of last year, although it started to show signs of recovery in the first half of 2002. For example, May industrial production and housing starts were up, and consumer spending in May was better than expected.

In the second quarter of 2002, a prevailing theme was the weakness of the

U.S. dollar versus the euro and the yen. During the quarter, the dollar fell almost 10% in value versus the yen and just shy of 14% versus the euro, boosting performance of the Fund. On the back of stronger non-U.S. currencies, we have identified opportunities for the Fund. Examples include companies that have low sales to the United States and those with low dollar-based costs, which should benefit from the dollar's weakness.

What major changes have occurred in the portfolio during the period covered by the report?
We have been cutting back on our weighting in technology for the Fund, as we remain concerned about a slowdown in the recovery in orders and earnings visibility. However, we have maintained a slightly overweight position in the sector relative to the benchmark. Market expectations for earnings and revenue growth in technology companies outside the United States are very conservative, and we believe that our holdings are poised to beat this consensus thinking. In addition, we have maintained an overweight position in producers/manufacturing and retail trade as we continue to identify companies that are poised to benefit once the global economic recovery takes hold. In the healthcare service area, our concerns over weak product pipelines and the rising competitive threat posed by generics have led us to underweight the sector.

What is your outlook for the Fund?
Investors have been cautious in their interpretation of U.S. economic data, which points to a tepid recovery. Of greater concern are the accounting scandals, which cast doubts on corporate earnings guidance, as well as the continued threat of terrorist attacks and the likelihood of an invasion in Iraq. In Europe, the ECB continues to err on the side of caution and there are concerns that current signs of economic recovery could be short-lived. Meanwhile, Japan's economy finally appears to show tentative signs of life, as evidenced by the rise in the leading economic indicators throughout 2002. International market valuations also became leading economic indicators throughout 2002. International market valuations are also becoming very attractive versus the U.S. market. Amid this backdrop, we expect continued relative strength in Asia and strong relative returns in Europe versus the United States. It is premature for us to be overly enthusiastic about absolute market returns, but we believe that once investors return their focus to fundamentals, a better corporate environment will emerge in the United States, Europe, and Japan.

Despite the continued challenges facing investors today, we remain committed to our proven investment philosophy and process. We are constantly monitoring global developments as they unravel and assess the implications of these for the Fund. We are confident that our focus on finding and investing in well-run companies in international markets that have the ability to outpace expectations will continue to work well and should reward our clients with significant capital appreciation over the long term.

+ International investing involves increased risk and volatility.

++ The portfolio composition is subject to change.

  Pacific Capital International Stock Fund

Fund Objective:

Seeking long-term growth of capital, the International Stock Fund primarily invests in preferred and common stocks of foreign companies. The Fund may invest in these securities directly or through other investment companies or trusts. The Fund is not limited to any particular type of company or to any geographic region of the world.


Growth of a $10,000 Investment

                                    [CHART]


              Class A   Class B      Class Y Shares    MSCI EAFE/(R)/
              Shares*   Shares**    (No Sales Charge)     Index
              -------   --------    -----------------  ------------
 12/2/1998     $9,479    $10,000        $10,000          $10,000
12/31/1998      9,943     10,480         10,490           10,395
 1/31/1999     10,464     11,020         11,040           10,364
 2/28/1999      9,962     10,490         10,520           10,117
 3/31/1999     10,322     10,860         10,900           10,539
 4/30/1999     10,692     11,240         11,300           10,966
 5/31/1999     10,256     10,780         10,840           10,401
 6/30/1999     11,033     11,590         11,660           10,807
 7/31/1999     11,336     11,900         11,990           11,128
 8/31/1999     11,545     12,110         12,210           11,169
 9/30/1999     11,706     12,260         12,370           11,281
10/31/1999     12,455     13,050         13,170           11,704
11/30/1999     14,104     14,760         14,920           12,110
12/31/1999     16,893     17,642         17,843           13,197
 1/31/2000     15,582     16,268         16,459           12,359
 2/29/2000     17,304     18,055         18,287           12,691
 3/31/2000     16,325     17,033         17,254           13,183
 4/30/2000     14,936     15,576         15,788           12,490
 5/31/2000     14,123     14,708         14,931           12,185
 6/30/2000     14,906     15,514         15,757           12,661
 7/31/2000     14,241     14,822         15,065           12,130
 8/31/2000     14,750     15,339         15,602           12,236
 9/30/2000     13,781     14,326         14,580           11,640
10/31/2000     12,890     13,386         13,640           11,365
11/30/2000     12,254     12,715         12,969           10,939
12/31/2000     12,650     13,120         13,387           11,328
 1/31/2001     12,283     12,731         12,999           11,322
 2/28/2001     11,242     11,641         11,902           10,473
 3/31/2001     10,335     10,694         10,947            9,775
 4/30/2001     11,046     11,433         11,708           10,454
 5/31/2001     10,666     11,031         11,308           10,085
 6/30/2001     10,238     10,577         10,857            9,673
 7/31/2001      9,980     10,304         10,573            9,497
 8/31/2001      9,576      9,889         10,159            9,256
 9/30/2001      8,756      9,032          9,282            8,318
10/31/2001      8,695      8,968          9,230            8,532
11/30/2001      8,829      9,097          9,359            8,846
12/31/2001      8,915      9,188          9,462            8,899
 1/31/2002      8,499      8,747          9,023            8,426
 2/28/2002      8,548      8,799          9,075            8,485
 3/31/2002      9,037      9,292          9,591            8,985
 4/30/2002      8,988      9,227          9,540            9,003
 5/31/2002      9,001      9,227          9,553            9,117
 6/30/2002      8,670      8,903          9,217            8,754
 7/31/2002      7,801      7,835          8,313            7,890


Average Annual Total Return as of July 31, 2002

                                                          Since
                                                        Inception
                                                1 Year  (12/2/98)
               --------------------------------------------------
               Class A Shares*                  -25.93%   -6.56%
               --------------------------------------------------
               Class B Shares**                 -25.28%   -6.44%
               --------------------------------------------------
               Class Y Shares (No Sales Charge) -21.37%   -4.92%
               --------------------------------------------------

  *Reflects 5.25% Maximum Front-End Sales Charge.
**Reflects Maximum Contingent Deferred Sales Charge of up to 5.00%.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

Class A Shares were not in existence prior to December 8, 1998. Performance calculated for any period up to and through December 8, 1998, is based upon the performance of Class Y Shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

Class B Shares were not in existence prior to December 20, 1998. Performance calculated for any period up to and through December 20, 1998, is based upon the performance of the Class Y Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital International Stock Fund is measured against the Morgan Stanley Capital International, MSCI (Europe, Australia and Far East) EAFE(R) Index, which is unmanaged and is generally a sample of companies representative of the market structure of 20 European and Pacific Basin countries. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

  Pacific Capital Value Fund

David Zerfoss, CFA, and Derwin Osada, CFA, are part of the Equity team responsible for the day-to-day management of the Fund. Mr. Zerfoss serves as Senior Vice President and Manager of the Equity Investment Team at The Asset Management Group of Bank of Hawaii. Prior to joining the Adviser in 1969, Mr. Zerfoss served as a Portfolio Manager with First National Bank of Chicago. Mr. Osada has served as Portfolio Manager with the Adviser since 1994 and as Vice President since 2001.


How did the Fund perform compared to its benchmark?
For the 12-month period ended July, 31, 2002, the Pacific Capital Value Fund returned -22.74% (Class A Shares without sales charge) compared to the return for the Russell 1000 Value Index of -17.24%. The Fund ranked in the 77th percentile (269 out of 352 funds) against its Lipper peer group, the Large-Cap Value Funds category, which returned -20.66% for the same 12 month period. The Fund ranked in the 58th percentile in the same universe for the 36-month period./1/

What were the major factors in the market that influenced the Fund's performance?
The last 12 months have certainly been challenging, as investors have wrestled with a confluence of unforeseen events, most notably the September 11 terrorist attacks. Navigating our way through this upheaval was particularly trying in the face of an unfolding recession. Another obstacle investors had to cope with was the prominence of corporate fraud during the period. At the center of this controversy were the bankruptcies of two companies whose combined market capitalization once exceeded $200B at its peak. Across all industries and sectors, billions of dollars were lost as revelations of widespread accounting fraud at WorldCom and Enron undermined investor confidence in the stock market. Finally we saw the lasting effects of what was one of the greatest bubbles in the history of the recorded U.S. markets. Despite early signs of an improving economy in late 2001 and early 2002, the combination of ongoing terrorist threats and corporate malfeasance had an adverse effect on the economy and, ultimately, the marketplace. Rising levels of investor fear and skepticism overshadowed the robust economic turn evidenced in first quarter 2002, leading to this year's downward spiral in the equity markets.

The Fund is positioned to benefit from a turn in the economy. Accordingly, the dampened prospects for an economic recovery contributed to the Fund's underperformance vs. our peers and our benchmark for the period under review. Despite our neutral to underweight position in many of the hardest hit sectors (telecom -50%, tech -40%) cyclical companies were among the hardest hit in this latest market downturn. Only consumer staples posted a positive return of +5.8% during the last 12 months. Further impacting returns were negative headlines tied to investment banking companies. Capital market stocks like Citigroup and JP Morgan Chase plummeted as analyst independence and "fair" business practices came under question.++

Further undermining investor confidence was the continued deterioration in Latin American economies. Despite trading at historically low valuations, many companies with lending and investment exposure in Argentina and Brazil saw their stocks slide further on the news.

What major changes have occurred in the portfolio during the period covered by the report?
During the period under review, the Fund continued to focus on high quality companies poised to benefit from a turn in the economy. Our largest additions came in the form of mid-sized banks. Because of the broad sell-off in the marketplace, we felt the risk/reward profile of this group was extremely attractive. We believe these financials should prosper in an economic recovery while benefiting from a favorable interest rate environment. Their lack of exposure to international investments and investment banking reduces their overall fundamental and headline risk.

Our largest overweights continue to be in the industrial and energy groups. Lower capacity coupled with improved pricing and favorable valuations remain key factors to our overweight in the industrial sector. We continue to favor defense and manufacturing companies vs. those exposed to the airline industry. Improved operational performance, realistic pricing coupled with higher sustainable prices and favorable valuations are reasons for our bullish stance on oil stocks. Integrated oil companies remain a large overweight in the Fund.

What is your outlook for the Fund?
We continue to believe an economic recovery is underway. The various accounting scandals have certainly hurt investor confidence and, as such, equity risk premiums have risen. Despite these impediments, improving economic conditions and better profitability should begin to stabilize the market. With the latest price declines, we believe equity valuations are very attractive and should set the stage for an improving equity market.

++ The portfolio composition is subject to change.

/1/ See Glossary of Terms page for additional information.

  Pacific Capital Value Fund

Fund Objective:

Seeking long-term growth first, and current income second, the Value Fund invests primarily in a diversified portfolio of common stocks of companies traded in the United States. The Fund focuses on mid to large-capitalization companies, specifically those believed to be undervalued relative to their peers.


Growth of a $10,000 Investment

                                    [CHART]


             Class A     Class B     Class Y Shares    S&P BARRA   Russell 1000
             Shares*     Shares**  (No Sales Charge)  Value Index   Value Index
             -------     -------   ----------------   -----------  ------------
 12/3/1998   $ 9,597     $10,000        $10,000         $10,000       $10,000
12/31/1998     9,855      10,267         10,280          10,351        10,340
 1/31/1999     9,875      10,277         10,290          10,560        10,423
 2/28/1999     9,506       9,887          9,909          10,333        10,276
 3/31/1999     9,945      10,340         10,378          10,646        10,488
 4/30/1999    10,571      10,991         11,030          11,564        11,468
 5/31/1999    10,436      10,830         10,883          11,360        11,342
 6/30/1999    10,792      11,201         11,260          11,796        11,671
 7/31/1999    10,395      10,788         10,856          11,433        11,330
 8/31/1999    10,022      10,392         10,461          11,144        10,909
 9/30/1999     9,696      10,047         10,132          10,708        10,528
10/31/1999    10,177      10,538         10,624          11,312        11,134
11/30/1999    10,200      10,548         10,651          11,246        11,047
12/31/1999    10,717      11,082         11,194          11,668        11,100
 1/31/2000    10,362      10,701         10,823          11,297        10,738
 2/29/2000    10,423      10,754         10,886          10,591         9,940
 3/31/2000    11,490      11,853         12,012          11,696        11,153
 4/30/2000    11,169      11,525         11,684          11,617        11,023
 5/31/2000    11,078      11,420         11,588          11,654        11,140
 6/30/2000    10,894      11,219         11,397          11,193        10,630
 7/31/2000    10,936      11,252         11,446          11,417        10,764
 8/31/2000    11,680      12,013         12,224          12,183        11,362
 9/30/2000    11,150      11,463         11,670          12,180        11,466
10/31/2000    11,249      11,558         11,779          12,407        11,748
11/30/2000    10,494      10,776         10,989          11,772        11,312
12/31/2000    11,073      11,363         11,599          12,378        11,879
 1/31/2001    11,579      11,874         12,129          12,901        11,924
 2/28/2001    10,732      10,998         11,243          12,045        11,593
 3/31/2001    10,309      10,560         10,812          11,570        11,183
 4/30/2001    11,062      11,327         11,594          12,355        11,732
 5/31/2001    11,168      11,424         11,717          12,484        11,995
 6/30/2001    10,814      11,059         11,348          12,080        11,729
 7/31/2001    10,755      10,998         11,292          11,871        11,704
 8/31/2001    10,272      10,487         10,774          11,185        11,235
 9/30/2001     9,530       9,721         10,009          10,122        10,445
10/31/2001     9,728       9,915         10,211          10,122        10,355
11/30/2001    10,246      10,451         10,767          10,765        10,957
12/31/2001    10,421      10,609         10,942          10,929        11,215
 1/31/2002    10,068      10,256         10,587          10,629        11,128
 2/28/2002     9,820      10,001         10,327          10,534        11,146
 3/31/2002    10,434      10,609         10,971          11,073        11,674
 4/30/2002    10,034      10,195         10,545          10,519        11,273
 5/31/2002     9,998      10,147         10,507          10,561        11,330
 6/30/2002     9,313       9,453          9,788           9,895        10,679
 7/31/2002     8,309       8,223          8,741           8,825         9,687


Average Annual Total Return as of July 31, 2002

                                                          Since
                                                        Inception
                                                1 Year  (12/3/98)
               --------------------------------------------------
               Class A Shares*                  -25.83%   -4.93%
               --------------------------------------------------
               Class B Shares**                 -26.41%   -5.20%
               --------------------------------------------------
               Class Y Shares (No Sales Charge) -22.59%   -3.61%
               --------------------------------------------------

  * Reflects 4.00% Maximum Front-End Sales Charge.
** Reflects Maximum Contingent Deferred Sales Charge of up to 5.00%.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

Class A Shares were not in existence prior to December 8, 1998. Performance calculated for any period up to and through December 8, 1998, is based upon the performance of Class Y Shares.

Class B Shares were not in existence prior to December 13, 1998. Performance calculated for any period up to and through December 13, 1998, is based upon the performance of the Class Y Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Value Fund is measured against the Standard & Poor's BARRA/Value Index and the Russell 1000 Value Index, these indices are unmanaged the S&P BARRA/Value Index is comprised of securities in the Standard & Poor's 500 Stock Index that have a lower-than-average price-to-book ratio and the Russell 1000 Value Index is comprised of the securities that tend to exhibit low price-to-book and price-to-earnings ratios. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

  Pacific Capital Small Cap Fund+

Sub-advised by Nicholas- Applegate, a team comprised of Catherine Somhegyi Nicholas, Mark Stuckelman, and Kelly Ko, CFA, is responsible for the day-to-day management of the Fund. Ms. Nicholas, with 15 years investment experience, is Chief Investment Officer for Global Equity Management and has extensive experience managing assets for clients. Mr. Stuckelman, Portfolio Manager and Co-Head of Systematic Strategies, has 11 years investment experience, and was previously a senior quantitative analyst with Wells Fargo Bank's Investment Management Group. Mr. Ko, Portfolio Manager, has 14 years prior experience with Wells Fargo Bank Investment Management Group and Fidelity Management Trust Co.



How did the Fund perform compared to its benchmark?
Amid volatile fluctuations in the U.S. equity market in the 12 months ended July 31, 2002, the Pacific Capital Small Cap Fund returned -2.72% (Class A Shares without sales charge), outperforming the Russell 2000 Value Index's return of -5.51%. Investors' continued focus on stocks exhibiting value characteristics, especially those in the small-cap segment, was a key theme during much of the period. This benefited our style of identifying undervalued companies with solid fundamentals.

On the sector level, strong stock selection and an underweight position in technology, as well as stock selection in consumer non-durables and an underweight position in health technology boosted returns for the Fund. Holdings in consumer non-durables, specifically retail, which benefited from resilient consumer demand, performed well. Apparel-oriented companies Quiksilver and Saks Inc. were among the top performers during the period. Building materials and gardening supplies company Central Garden & Pet Company in the retail area, which thrived amid the warm weather that spurred merchandise sales, was also among the Fund's top-performing holdings.++

On the negative side, factors that hurt relative performance included overweighting and stock selection in the troubled energy and commercial/industrial sectors. In the energy sector, Petroleum Geo-Services, the third-largest seismic exploration company in the world, hurt returns. The company's announced merger with Veritas DGC, the world's second largest seismic exploration firm, hit a snag amid concerns that the deal would not happen due to some terms that have been established by Veritas. As a result, Petroleum Geo's stock has traded down sharply since the deal was announced and terminated at the end of July.++/ /

What were the major factors in the market that influenced the Fund's performance?
While the last 12 months turned out to be a very challenging time for the stock market overall, small-cap value continued to be the best performing segment of the market, as shown by the Russell 2000 Value Index's lesser decline of 5.5% compared with the Russell 2000 Growth Index's/1/ 30.6% loss. The large-cap Russell 1000 Index fell 22.9%. Reflecting the difficult investment environment, the S&P 500 Index fell 23.6%, while the Dow Jones Industrial Average declined 15.4%. The tech-heavy NASDAQ Composite Index suffered the brunt of the downturn, shedding 34.5%, as investors found little incentive to invest in tech stocks while they await clues regarding a pickup in capital spending.1

During the period, global equity markets have worked through a tough investment environment in the face of slowing economic and earnings growth globally. The terrorist attacks on US soil on September 11 have heightened investor concerns about many of the macroeconomics trends that were in place for much of 2001. As 2002 unraveled, positive reports on the economy took a back seat to continued uncertainties over the strength of the economic and earnings recovery, as well as corporate accounting practices. The threat of higher oil prices, spurred by the conflict in the Middle East, also contributed to market declines.

Responding to the slowdown in global economic growth and the attacks of September 11, central banks worldwide have embarked on an aggressive campaign to reduce the level of interest rates to re-stimulate growth. In the United States, monetary policy remains on hold, with the federal funds target rate at 1.75%, the lowest level in 40 years. Policymakers have continued to hold the view that, given the stimulus they have already provided, along with strong underlying productivity growth, the economic recovery will soon regain its footing.

What major changes have occurred in the portfolio during the period covered by the report?
The Fund's holdings remain diversified across sectors and industries. During the period, the Fund increased its weighting in technology, to about in line with the benchmark's weighting as of July 31, 2002. We have also added to our holdings in the consumer non-durables and insurance services sectors, particularly among property-casualty insurers, as our company-by-company research led us to identify opportunities in these areas. The Fund reduced its positions in the commercial/industrial services sector, most notably in telecommunication services on the back of the negative change pervading the industry. We have also reduced our weightings in the producers/manufacturing, utilities and energy sectors on a stock-specific basis.++

What is your outlook for the Fund?
Our outlook going forward is very positive, as we believe that small-cap value stocks continue to exhibit solid appreciation potential. Numerous areas in the market have sold off substantially, given the prevailing negative investor sentiment. In this environment, we are finding companies with compelling valuations and solid fundamentals.

We believe the dark clouds surrounding short-term concerns--such as accounting issues, a lack of FDA approvals for drug stocks and the investigations taking place in the utility sector --will eventually lift, and catalysts will develop for fundamentally sound companies in these sectors. In addition, as the economy continues to strengthen, we anticipate opportunities to arise among economically sensitive companies. Among the sectors we believe will benefit are homebuilders, retailers, financial firms, and companies whose revenues are tied to consumer spending. Going forward, we will continue to search for small-cap value stocks we believe will provide our clients with significant capital appreciation over time.

+ Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than average.

++ The portfolio composition is subject to change.

1 See Glossary of Terms page for additional information.

  Pacific Capital Small Cap Fund

Fund Objective:

Seeking long-term growth of capital, the Small Cap Fund primarily invests in a diversified portfolio of common stocks of smaller U.S. companies that the sub-adviser believes to be exhibiting solid fundamental strength and attractive valuations.


Growth of a $10,000 Investment

                                    [CHART]

             Class A   Class B        Class Y       Russell 2000
             Shares*   Shares**  (No Sales Charge)   Value Index
             -------   --------  -----------------  ------------
 12/3/1998   $9,479    $10,000        $10,000          $10,000
12/31/1998    9,719     10,253         10,245           10,314
 1/31/1999    9,416      9,923          9,935           10,079
 2/28/1999    8,771      9,242          9,254            9,391
 3/31/1999    8,534      8,982          9,004            9,314
 4/30/1999    9,378      9,873          9,905           10,164
 5/31/1999    9,833     10,343         10,375           10,476
 6/30/1999   10,298     10,823         10,875           10,856
 7/31/1999   10,108     10,613         10,675           10,598
 8/31/1999    9,767     10,253         10,325           10,211
 9/30/1999    9,454      9,923          9,995           10,007
10/31/1999    9,179      9,623          9,704            9,806
11/30/1999    9,435      9,883          9,975            9,857
12/31/1999    9,560     10,015         10,116           10,160
 1/31/2000    9,283      9,716          9,825            9,894
 2/29/2000    9,086      9,498          9,617           10,499
 3/31/2000    9,825     10,267         10,386           10,548
 4/30/2000   10,173     10,620         10,761           10,611
 5/31/2000   10,094     10,537         10,688           10,449
 6/30/2000   10,291     10,734         10,896           10,754
 7/31/2000   10,261     10,703         10,869           11,113
 8/31/2000   10,942     11,398         11,589           11,609
 9/30/2000   11,090     11,543         11,745           11,544
10/31/2000   11,169     11,616         11,826           11,503
11/30/2000   10,912     11,325         11,543           11,268
12/31/2000   12,096     12,555         12,810           12,479
 1/31/2001   12,527     12,991         13,268           12,824
 2/28/2001   12,527     12,980         13,268           12,806
 3/31/2001   12,356     12,790         13,087           12,601
 4/30/2001   13,150     13,617         13,934           13,184
 5/31/2001   13,982     14,467         14,815           13,523
 6/30/2001   14,292     14,769         15,142           14,067
 7/31/2001   14,394     14,868         15,253           13,751
 8/31/2001   14,245     14,711         15,106           13,704
 9/30/2001   12,877     13,279         13,648           12,191
10/31/2001   13,261     13,671         14,063           12,509
11/30/2001   13,967     14,387         14,810           13,408
12/31/2001   15,131     15,590         16,048           14,229
 1/31/2002   15,271     15,727         16,200           14,418
 2/28/2002   15,294     15,739         16,224           14,506
 3/31/2002   16,618     17,089         17,639           15,592
 4/30/2002   16,987     17,462         18,039           16,141
 5/31/2002   16,468     16,920         17,490           15,607
 6/30/2002   16,180     16,607         17,184           15,262
 7/31/2002   14,002     14,065         14,877           12,994



Average Annual Total Return as of July 31, 2002

                                                         Since
                                                       Inception
                                                1 Year (12/3/98)
               -------------------------------------------------
               Class A Shares*                  -7.86%   9.63%
               -------------------------------------------------
               Class B Shares**                 -6.97%   9.76%
               -------------------------------------------------
               Class Y Shares (No Sales Charge) -2.47%  11.45%
               -------------------------------------------------

 *Reflects 5.25% Maximum Front-End Sales Charge.
**Reflects Maximum Contingent Deferred Sales Charge of up to 5.00%.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

Class A Shares were not in existence prior to December 8, 1999. Performance calculated for any period up to and through December 8, 1998, is based upon the performance of Class Y Shares.

Class B Shares were not in existence prior to December 20, 1998. Performance calculated for any period up to and through December 20, 1998, is based upon the performance of the Class Y Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Small Cap Fund is measured against the Russell 2000 Value Index, an unmanaged index comprised of securities in the Russell 2000 Index with a less-than-average growth orientation. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

  Pacific Capital Balanced Fund

A team comprised of Clyde Powers, equity investment manager, and Janet Katakura, fixed-income investment manager, is responsible for the management of the Fund. Mr. Powers serves as Vice President on the Equity Investment Team at The Asset Management Group of Bank of Hawaii. Mr. Powers has 28 years of experience managing growth funds and growth-oriented portfolios for institutional investors and is a Chartered Financial Analyst. Prior to joining the Adviser, he held positions at Amcore Investment Group, Union Bank and Marine Bank Corp. Mr. Powers earned a Bachelor of Business Administration in Finance from University of Wisconsin and is a member of the Financial Analysts Federation Institute. As Vice President, Ms. Katakura currently serves as Taxable Fixed-Income Team Leader. Ms. Katakura has 28 years of experience in the investment industry, her most recent 18 years at The Asset Management Group of Bank of Hawaii. Prior to joining the Adviser, Ms. Katakura held positions at Hawaiian Life Insurance Co., Ltd. and First National Bank of Boston. Ms. Katakura is a Member of the Investment Society of Hawaii. Together, the Balanced Fund team has a combined 56 years of investment management experience.


How did the Fund perform compared to its benchmark?
The Pacific Capital Balanced Fund returned -14.16% (Class A Shares without sales charge) during the 12-month period ended July 31, 2002 versus 6.89% for the Lehman Brothers Government/Credit Bond Index and -23.62% for the S&P 500 Stock Index. For the same period, the Funds peer group, as measured by the Lipper Balanced Funds category, returned -12.82%.1

What were the major factors in the market that influenced the Fund's performance?
Equity: In the past fiscal year the market found heavy resistance to each attempted recovery, resulting in a net negative return. The year included a U.S. economic recession, the September 11 terrorist attack, the war with Afghanistan, and numerous accounting scandals. While there were few positive headlines to counter the negative events and downdrafts, the most recent decline reflected sizable stock liquidations without regard for sector and company fundamentals. The move exceeded -25%, with all styles and capitalization breakdowns trading lower as measured by the various S&P and Russell indices. The breadth off the sell-off is suggestive of capitulation (outflow from equity mutual funds), perhaps indicating that the negative sentiment may be priced into the markets.1

The portfolio is structured for intermediate- and long-term improvements in the U.S. economy and U.S. stock market. This positioning has led to underperformance relative to our indices, as the stock market has continued to deteriorate. This held true despite signs of economic improvement. While fully diversified across all ten economic sectors, the Fund's largest overweights are technology and healthcare, and largest underweights are within basic materials and utilities.

Fixed Income: Once again this fiscal year, quality bonds were the top performing sector of the bond market. The Fed continued to aggressively lower short-term rates, with the overnight federal funds rate declining from 3.75% to 1.75% during the Fund's fiscal year. These moves by the Fed were an effort to restore confidence in the equity market and stimulate a languishing economy. Longer term interest rates, whose movement will have a greater impact on the Fund's return, were very volatile, rising and falling in wide swings over short periods of time as investors tried to gauge whether the Fed's accommodation would not only boost economic activity, but also give longer-term equity investors the confidence to return to the markets. The tragic events of September 11, corporate scandals, defaults by some very large debt issuers and sharply eroding consumer confidence resulted in bond investors' flight to quality, as they shunned all but the highest quality bonds. Our adherence to quality was a solid strategy under these very volatile conditions, as evidenced by the Fund's fixed-income allocation performance vis-a-vis the broader benchmark indices. In fact, we were able to take advantage of opportunities presented by market volatility to enhance the Fund's return. Active portfolio management and long-term positioning of the Fund's investments enabled us to maintain a fairly level income stream, especially attractive in the current environment of historically low rates for alternative investments.

What major changes have occurred in the portfolio during the period covered by the report?
Equity: The Fund did not materially change its direction during the period, maintaining an optimistic outlook for the markets and a broadly diversified approach. We did, however, take advantage of the weaker dollar and the ongoing war on terrorism. Accordingly, we added consumer staple multinationals, including Coca-Cola and Procter & Gamble, as well as ammunition/defense stocks, such as Alliant Techsystems and United Technologies.++

Fixed Income: We have been opportunistic and proactive in these volatile market conditions. We reduced our maximum exposure to individual corporate issuers to further diversify our positions. Opportunities presented themselves during the course of the year to take advantage of very wide spreads on quality issuers that subsequently narrowed. An example of this would be Bristol-Myers (6.20%, 2/9/06). These bonds were issued in September, 2001, in an environment of extreme investor caution just after the terrorist attacks. The issuer had to pay 100 basis points (1%) more than Treasury securities of the same maturity. Subsequently, as the markets settled down, we sold these bonds at a spread of 0.47% over Treasuries (meaning the Bristol Myers bonds outperformed by 0.53%) and reinvested the proceeds in U.S. Government Agency bonds of similar maturity, offering a higher yield. This is the type of aberration that professional managers look for to enhance our fund holders' return. From period start to end, our Government position was decreased from 22% to 19% and we halved our exposure to the Finance sector in favor of "old economy" industrial names such as Kimberly Clark, Wal-Mart and SYSCO Corp., the latter being a commercial foodservice marketing and distribution organization.++

What is your outlook for the Fund?
Equity:   Looking back upon the year, we have many documented reasons for concern. However, looking ahead, equity investors have many reasons to be positive on the intermediate and long- term prospects of the U.S. stock market.

 . S&P 500 earnings growth turned positive sequentially in the first quarter, and will likely be positive on a year-over-year basis this quarter, following six consecutive quarters of negative growth.
 . While absolute ratios/1/ remain in a historical mid-range due to the negative growth of earnings, stock market valuations are historically very attractive relative to alternative investments, namely bonds and cash.
 . Investor fears have been largely driven by accounting scandals and the market has reacted accordingly by severely punishing stocks at any hint of impropriety. In response, the government now requires sworn statements from executive management verifying the reported results of all companies with revenues greater than $1.2 billion (primarily large-cap stocks). These steps should serve to bolster renewed investor confidence.

In summary, the equity portfolio continues to be structured in anticipation of renewed earnings growth and a rising stock market.

Fixed Income: We have started to be more defensive in the average maturity of the portfolio. The economy is fundamentally sound, and if investors become more confident in the health of corporate America, we may see them selling bonds and reinvesting in the equity markets. This may drive rates up a bit, but could bode very well for corporate bond performance. We will continue to look for opportunities to selectively swap into issuers who have been unjustifiably beaten up as a result of the turmoil in the corporate markets.

++ The composition of the portfolio is subject to change.

1 See Glossary of Terms for additional information.

  Pacific Capital Balanced Fund

Fund Objective:

By investing in a diversified portfolio of equity and fixed-income securities, the Balanced Fund seeks to provide investors current income with a secondary emphasis on long-term capital appreciation and less fluctuation than a pure stock mutual fund.

Fixed-Income Portfolio:

Invests in a diversified portfolio of high-quality corporate bonds and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Growth Portfolio:

Invests in a broad range of industries, targeting large and medium-sized companies, with the flexibility to invest in small-cap companies when appropriate. The equity management team emphasizes a growth style of investing, looking for attractively valued companies that it believes will grow faster than other companies within their respective industries.


Growth of a $10,000 Investment

                                    [CHART]

                                Class Y
                                Shares                          Lehman Brothers
            Class A  Class B   (No Sales  Standard & Poor's    Government/Credit
            Shares*  Shares**   Charge)    500 Stock Index        Bond Index
            -------  --------  ---------  -----------------    -----------------
 6/21/1999  $9,597   $10,000   $10,000       $10,000                $10,000
 6/30/1999   9,760    10,170    10,180        10,100                 10,100
 7/31/1999   9,409     9,791     9,806         9,689                  9,972
 8/31/1999   9,288     9,659     9,681         9,641                  9,964
 9/30/1999   9,291     9,657     9,686         9,377                 10,054
10/31/1999   9,756    10,134    10,173         9,970                 10,080
11/30/1999  10,079    10,465    10,512        10,173                 10,075
12/31/1999  10,598    10,996    11,055        10,771                 10,013
 1/31/2000  10,339    10,720    10,787        10,230                 10,011
 2/29/2000  10,734    11,124    11,201        10,037                 10,136
 3/31/2000  11,380    11,786    11,878        11,018                 10,283
 4/30/2000  11,079    11,468    11,566        10,687                 10,232
 5/31/2000  10,676    11,046    11,148        10,468                 10,223
 6/30/2000  11,249    11,632    11,758        10,725                 10,432
 7/31/2000  11,215    11,590    11,725        10,558                 10,542
 8/31/2000  11,742    12,127    12,268        11,213                 10,691
 9/30/2000  11,167    11,517    11,670        10,621                 10,731
10/31/2000  11,114    11,455    11,617        10,576                 10,799
11/30/2000  10,484    10,797    10,960         9,743                 10,983
12/31/2000  10,709    11,034    11,198         9,791                 11,200
 1/31/2001  11,046    11,374    11,553        10,138                 11,388
 2/28/2001  10,089    10,382    10,555         9,214                 11,505
 3/31/2001   9,557     9,817    10,000         8,631                 11,558
 4/30/2001   9,986    10,253    10,450         9,301                 11,472
 5/31/2001  10,039    10,301    10,509         9,363                 11,538
 6/30/2001   9,872    10,135    10,336         9,136                 11,593
 7/31/2001   9,887    10,144    10,353         9,046                 11,882
 8/31/2001   9,523     9,764     9,974         8,480                 12,034
 9/30/2001   9,093     9,317     9,525         7,795                 12,145
10/31/2001   9,357     9,582     9,804         7,944                 12,453
11/30/2001   9,838    10,069    10,310         8,553                 12,249
12/31/2001   9,829    10,053    10,303         8,628                 12,152
 1/31/2002   9,591     9,802    10,056         8,502                 12,242
 2/28/2002   9,391     9,592     9,861         8,338                 12,346
 3/31/2002   9,610     9,810    10,080         8,652                 12,095
 4/30/2002   9,281     9,468     9,737         8,128                 12,329
 5/31/2002   9,220     9,388     9,675         8,068                 12,443
 6/30/2002   8,853     9,020     9,292         7,493                 12,549
 7/31/2002   8,486     8,419     8,909         6,909                 12,700


Average Annual Total Return as of July 31, 2002

                                                          Since
                                                        Inception
                                                1 Year  (6/21/99)
               --------------------------------------------------
               Class A Shares*                  -17.55%  -5.14%
               --------------------------------------------------
               Class B Shares**                 -18.20%  -5.38%
               --------------------------------------------------
               Class Y Shares (No Sales Charge) -13.95%  -3.64%
               --------------------------------------------------

 *Reflects 4.00% Maximum Front-End Sales Charge.
**Reflects Maximum Contingent Deferred Sales Charge of up to 5.00%.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

The performance of the Pacific Capital Balanced Fund is measured against the Standard & Poor's 500 Stock Index and the Lehman Brothers Government/Credit Bond Index. Both indices are unmanaged. The S&P 500 Stock Index is generally representative of the domestic stock universe, and the Lehman Brothers Government/Credit Bond Index is representative of corporate and U.S. government bonds. Neither index reflects the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

PACIFIC CAPITAL FUNDS

                     Statements of Assets and Liabilities
                                 July 31, 2002

                                                                              Growth      Growth and     New Asia   Diversified
                                                                              Stock         Income        Growth    Fixed Income
                                                                               Fund          Fund          Fund         Fund
                                                                          -------------  ------------  -----------  ------------
                                 ASSETS:
Investments, at value (cost $266,206,602; $148,634,292; $21,351,504;
 and $218,236,740, respectively)......................................... $ 222,283,652  $132,127,149  $21,589,755  $230,693,009
Foreign currency (cost $249,198).........................................            --            --      244,725            --
Interest and dividends receivable........................................        32,151       114,138       24,080     3,742,395
Receivable for capital shares issued.....................................           500         1,667           --            --
Receivable from brokers for investments sold.............................       479,738       714,053       47,801            --
Prepaid expenses and other assets........................................         2,732         1,349          146         1,918
                                                                          -------------  ------------  -----------  ------------
    Total Assets.........................................................   222,798,773   132,958,356   21,906,507   234,437,322
                                                                          -------------  ------------  -----------  ------------
                              LIABILITIES:
Distributions payable....................................................            --            --           --        30,294
Payable for capital shares redeemed......................................        17,082        17,733           --        21,356
Payable to brokers for investments purchased.............................     1,162,798     2,168,420       44,506            --
Accrued expenses and other payables:
  Investment advisory fees...............................................       154,077        88,900       16,959        89,779
  Administration fees....................................................         2,837         1,669          260         3,062
  Distribution fees......................................................        15,048         8,366          716         5,632
  Other..................................................................        63,866        36,087       17,936        35,937
                                                                          -------------  ------------  -----------  ------------
    Total Liabilities....................................................     1,415,708     2,321,175       80,377       186,060
                                                                          -------------  ------------  -----------  ------------
                               NET ASSETS:
Capital (no par value)...................................................   381,557,690   182,967,494   25,972,050   223,464,687
Accumulated net investment income (loss).................................            --         5,545           --        (3,907)
Accumulated net realized losses from investment transactions and foreign
 currency transactions...................................................  (116,251,675)  (35,828,715)  (4,379,293)   (1,665,787)
Net unrealized appreciation (depreciation) from investments..............   (43,922,950)  (16,507,143)     238,251    12,456,269
Net unrealized depreciation from translation of assets and liabilities in
 foreign currencies......................................................            --            --       (4,878)           --
                                                                          -------------  ------------  -----------  ------------
    Net Assets........................................................... $ 221,383,065  $130,637,181  $21,826,130  $234,251,262
                                                                          =============  ============  ===========  ============
Net Assets
  Class A................................................................ $  11,700,930  $  5,695,880  $ 1,529,699  $  6,754,631
  Class B................................................................    14,430,560     8,222,063      426,240     4,996,576
  Class Y................................................................   195,251,575   116,719,238   19,870,191   222,500,055
                                                                          -------------  ------------  -----------  ------------
    Total................................................................ $ 221,383,065  $130,637,181  $21,826,130  $234,251,262
                                                                          =============  ============  ===========  ============
Outstanding units of beneficial interest (shares)
  Class A................................................................     1,694,872       575,886      155,554       601,976
  Class B................................................................     2,180,072       865,237       44,417       446,033
  Class Y................................................................    27,661,646    11,715,554    2,001,726    19,704,921
                                                                          -------------  ------------  -----------  ------------
    Total................................................................    31,536,590    13,156,677    2,201,697    20,752,930
                                                                          =============  ============  ===========  ============
Net Asset Value
Class A--redemption price per share...................................... $        6.90  $       9.89  $      9.83  $      11.22
                                                                          =============  ============  ===========  ============
Class A--maximum sales charge............................................         4.00%         4.00%        5.25%         4.00%
                                                                          -------------  ------------  -----------  ------------
Class A--Maximum offering price per share
 (100%/(100%-maximum sales charge) of net asset value adjusted to
 the nearest cent)....................................................... $        7.19  $      10.30  $     10.37  $      11.69
                                                                          =============  ============  ===========  ============
Class B--offering price per share *...................................... $        6.62  $       9.50  $      9.60  $      11.20
                                                                          =============  ============  ===========  ============
Class Y--offering and redemption price per share......................... $        7.06  $       9.96  $      9.93  $      11.29
                                                                          =============  ============  ===========  ============

--------
* Redemption price per share varies based on length of time shares are held (Note 4).

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                     Statements of Assets and Liabilities
                                 July 31, 2002

                                                            Ultra Short  Short Intermediate   Tax-Free   Tax-Free Short
                                                            Government    U.S. Government    Securities   Intermediate
                                                               Fund       Securities Fund       Fund     Securities Fund
                                                            ------------ ------------------ ------------ ---------------
                          ASSETS:
Investments, at value (cost $196,820,780; $61,619,039;
 $424,484,335; and $49,502,664, respectively).............. $200,258,254    $63,669,319     $458,257,878   $51,175,748
Cash.......................................................          151            768               --            --
Interest and dividends receivable..........................    1,257,096        771,605        4,997,610       617,807
Receivable for capital shares issued.......................        6,161             --               --            --
Prepaid expenses and other assets..........................        2,371            481            3,813           366
                                                            ------------    -----------     ------------   -----------
    Total Assets...........................................  201,524,033     64,442,173      463,259,301    51,793,921
                                                            ------------    -----------     ------------   -----------
                       LIABILITIES:
Distributions payable......................................       16,648          6,299           52,715         3,841
Payable for capital shares redeemed........................        3,443            300               --            --
Payable to brokers for investments purchased...............       99,969         99,969               --            --
Accrued expenses and other payables:
  Investment advisory fees.................................       40,108         14,130          176,916        17,388
  Administration fees......................................        1,152            687            6,089           637
  Distribution fees........................................        4,111            412            7,018           453
  Other....................................................       33,717         15,904           60,957        15,723
                                                            ------------    -----------     ------------   -----------
    Total Liabilities......................................      199,148        137,701          303,695        38,042
                                                            ------------    -----------     ------------   -----------
                        NET ASSETS:
Capital (no par value).....................................  197,636,134     61,775,069      426,901,927    49,903,195
Accumulated net investment income..........................        7,143             53               36            --
Accumulated net realized gains from investment transactions      244,134        479,070        2,280,100       179,600
Net unrealized appreciation from investments...............    3,437,474      2,050,280       33,773,543     1,673,084
                                                            ------------    -----------     ------------   -----------
    Net Assets............................................. $201,324,885    $64,304,472     $462,955,606   $51,755,879
                                                            ============    ===========     ============   ===========
Net Assets
  Class A.................................................. $ 14,115,888    $ 2,148,049     $ 11,764,602   $ 2,157,246
  Class B..................................................    1,403,215             --        5,457,965            --
  Class Y..................................................  185,805,782     62,156,423      445,733,039    49,598,633
                                                            ------------    -----------     ------------   -----------
    Total.................................................. $201,324,885    $64,304,472     $462,955,606   $51,755,879
                                                            ============    ===========     ============   ===========
Outstanding units of beneficial interest (shares)
  Class A..................................................    1,369,264        213,497        1,083,522       207,648
  Class B..................................................      136,092             --          502,808            --
  Class Y..................................................   18,012,921      6,162,522       40,902,564     4,748,275
                                                            ------------    -----------     ------------   -----------
    Total..................................................   19,518,277      6,376,019       42,488,894     4,955,923
                                                            ============    ===========     ============   ===========
Net Asset Value
  Class A--redemption price per share...................... $      10.31    $     10.06     $      10.86   $     10.39
                                                            ============    ===========     ============   ===========
  Class A--maximum sales charge............................        1.75%          2.25%            4.00%         2.25%
                                                            ------------    -----------     ------------   -----------
  Class A--Maximum offering price per share
   (100%/(100%-maximum sales charge) of net asset value
   adjusted to the nearest cent)........................... $      10.49    $     10.29     $      11.31   $     10.63
                                                            ============    ===========     ============   ===========
  Class B--offering price per share *...................... $      10.31    $        --     $      10.85   $        --
                                                            ============    ===========     ============   ===========
  Class Y--offering and redemption price per share......... $      10.32    $     10.09     $      10.90   $     10.45
                                                            ============    ===========     ============   ===========

--------
* Redemption price per share varies based on length of time shares are held (Note 4).

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                     Statements of Assets and Liabilities
                                 July 31, 2002

                                                                          International     Value      Small Cap     Balanced
                                                                           Stock Fund       Fund         Fund          Fund
                                                                          ------------- ------------  -----------  ------------
                                 ASSETS:
Investments, at value (cost $55,512,315; $226,706,530; $71,161,435; and
 $148,025,319, respectively)............................................. $ 52,113,109  $204,837,892  $70,287,599  $145,018,469
Foreign currency (cost $297,849).........................................      297,847            --           --            --
Interest and dividends receivable........................................       51,596       279,858       59,213     1,074,872
Receivable for capital shares issued.....................................       23,645         8,543       17,920            --
Receivable from brokers for investments sold.............................      499,278     1,084,485    1,042,921       419,057
Reclaims receivable......................................................       80,109            --           --            --
Prepaid expenses and other assets........................................          489         1,978          573         1,416
                                                                          ------------  ------------  -----------  ------------
    Total Assets.........................................................   53,066,073   206,212,756   71,408,226   146,513,814
                                                                          ------------  ------------  -----------  ------------
                              LIABILITIES:
Payable for capital shares redeemed......................................          932            --        1,690         1,050
Payable to brokers for investments purchased.............................      779,636     3,707,248       40,068     2,256,222
Unrealized depreciation on foreign currency contracts....................       36,868            --           --            --
Accrued expenses and other payables:
  Investment advisory fees...............................................       46,045       138,841       62,877        85,723
  Administration fees....................................................          673         2,605          932         1,860
  Distribution fees......................................................          825         1,664        2,029         1,415
  Other..................................................................       29,833        42,201       20,949        29,166
                                                                          ------------  ------------  -----------  ------------
    Total Liabilities....................................................      894,812     3,892,559      128,545     2,375,436
                                                                          ------------  ------------  -----------  ------------
                               NET ASSETS:
Capital (no par value)...................................................   93,384,145   258,043,567   64,406,488   164,452,947
Accumulated net investment income (loss).................................     (254,129)       14,167        9,981        25,568
Accumulated net realized gains (losses) from investment transactions and
 foreign currency transactions...........................................  (37,533,760)  (33,868,899)   7,737,048   (17,333,287)
Net unrealized depreciation from investments.............................   (3,399,206)  (21,868,638)    (873,836)   (3,006,850)
Net unrealized depreciation from translation of assets and liabilities in
 foreign currencies......................................................      (25,789)           --           --            --
                                                                          ------------  ------------  -----------  ------------
    Net Assets........................................................... $ 52,171,261  $202,320,197  $71,279,681  $144,138,378
                                                                          ============  ============  ===========  ============
Net Assets
  Class A................................................................ $  1,136,938  $  2,031,779  $ 1,265,295  $    257,834
  Class B................................................................      612,453     1,426,519    2,013,446     1,590,627
  Class Y................................................................   50,421,870   198,861,899   68,000,940   142,289,917
                                                                          ------------  ------------  -----------  ------------
    Total................................................................ $ 52,171,261  $202,320,197  $71,279,681  $144,138,378
                                                                          ============  ============  ===========  ============
Outstanding units of beneficial interest (shares)
  Class A................................................................      178,613       289,269      104,148        34,974
  Class B................................................................       99,057       205,819      168,939       216,050
  Class Y................................................................    7,824,493    28,271,752    5,584,066    19,295,465
                                                                          ------------  ------------  -----------  ------------
    Total................................................................    8,102,163    28,766,840    5,857,153    19,546,489
                                                                          ============  ============  ===========  ============
Net Asset Value
  Class A--redemption price per share.................................... $       6.37  $       7.02  $     12.15  $       7.37
                                                                          ============  ============  ===========  ============
  Class A--maximum sales charge..........................................        5.25%         4.00%        5.25%         4.00%
                                                                          ------------  ------------  -----------  ------------
  Class A--Maximum offering price per share
   (100%/(100%-maximum sales charge) of net asset value adjusted to
   the nearest cent)..................................................... $       6.72  $       7.31  $     12.82  $       7.68
                                                                          ============  ============  ===========  ============
  Class B--offering price per share *.................................... $       6.18  $       6.93  $     11.92  $       7.36
                                                                          ============  ============  ===========  ============
  Class Y--offering and redemption price per share....................... $       6.44  $       7.03  $     12.18  $       7.37
                                                                          ============  ============  ===========  ============

--------
* Redemption price per share varies based on length of time shares are held (Note 4).

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                           Statements of Operations
                       For the Year Ended July 31, 2002


                                                                          Growth      Growth and     New Asia   Diversified
                                                                          Stock         Income        Growth    Fixed Income
                                                                           Fund          Fund          Fund         Fund
                                                                      -------------  ------------  -----------  ------------
Investment Income:
Interest income...................................................... $          --  $         --  $     7,598  $13,688,606
Dividend income......................................................     1,640,789     2,083,122      424,893       89,472
Foreign tax withholding..............................................            --            --      (42,698)          --
                                                                      -------------  ------------  -----------  -----------
    Total Investment Income..........................................     1,640,789     2,083,122      389,793   13,778,078
                                                                      -------------  ------------  -----------  -----------
Expenses:
Investment advisory fees.............................................     2,448,446     1,273,550      191,442    1,421,136
Administration fees..................................................       556,805       288,264       37,996      426,598
Distribution fees--Class A...........................................       130,062        59,621       12,383       52,234
Distribution fees--Class B...........................................       199,242       110,710        4,371       47,800
Accounting fees......................................................        96,057        52,642       15,961       78,071
Custodian fees.......................................................        17,922        12,518       57,197       16,627
Transfer agent fees..................................................       148,140        96,396       49,044       64,467
Legal and audit fees.................................................        28,355        15,703        4,939       22,998
Trustees' fees and expenses..........................................        27,710        13,356        1,697       18,206
Registration and filing fees.........................................        15,261        12,383        5,159        2,169
Other................................................................        51,568        25,508        4,991       28,683
                                                                      -------------  ------------  -----------  -----------
    Total expenses before voluntary fee reductions...................     3,719,568     1,960,651      385,180    2,178,989
    Expenses voluntarily reduced.....................................      (153,820)      (73,299)     (14,345)    (437,733)
                                                                      -------------  ------------  -----------  -----------
    Net Expenses.....................................................     3,565,748     1,887,352      370,835    1,741,256
                                                                      -------------  ------------  -----------  -----------
Net Investment Income (Loss).........................................    (1,924,959)      195,770       18,958   12,036,822
                                                                      -------------  ------------  -----------  -----------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions.............   (81,090,991)  (32,025,695)  (1,433,160)   6,650,858
Net realized losses from foreign currency transactions...............            --            --      (21,690)          --
Net change in unrealized appreciation (depreciation) from investments   (29,407,716)  (20,154,879)   2,753,711      459,012
Net change in unrealized appreciation from translation of assets and
 liabilities in foreign currencies...................................            --            --       19,032           --
                                                                      -------------  ------------  -----------  -----------
Net realized/unrealized gains (losses) from investments..............  (110,498,707)  (52,180,574)   1,317,893    7,109,870
                                                                      -------------  ------------  -----------  -----------
Change in net assets resulting from operations....................... $(112,423,666) $(51,984,804) $ 1,336,851  $19,146,692
                                                                      =============  ============  ===========  ===========

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                           Statements of Operations
                       For the Year Ended July 31, 2002

                                                       Ultra Short  Short Intermediate   Tax-Free   Tax-Free Short
                                                       Government    U.S. Government    Securities   Intermediate
                                                          Fund       Securities Fund       Fund     Securities Fund
                                                       -----------  ------------------ -----------  ---------------
Investment Income:
Interest income....................................... $ 9,028,726      $2,560,504     $23,799,865    $1,780,514
Dividend income.......................................         209              25          49,353        18,049
                                                       -----------      ----------     -----------    ----------
    Total Investment Income...........................   9,028,935       2,560,529      23,849,218     1,798,563
                                                       -----------      ----------     -----------    ----------
Expenses:
Investment advisory fees..............................   1,021,542         301,513       2,800,265       237,363
Administration fees...................................     464,718         107,785         841,981        85,014
Distribution fees--Class A............................     114,262          10,129          76,388        14,303
Distribution fees--Class B............................      12,184              --          53,527            --
Accounting fees.......................................      84,349          23,146         155,624        22,019
Custodian fees........................................      17,266           7,386          28,620        11,706
Transfer agent fees...................................      55,715          32,996          62,371        32,566
Legal and audit fees..................................      21,963           8,426          40,759         7,376
Trustees' fees and expenses...........................      16,304           4,229          34,873         3,537
Registration and filing fees..........................       2,064           2,461           2,490           543
Other.................................................      28,309           7,589          52,546         6,554
                                                       -----------      ----------     -----------    ----------
    Total expenses before voluntary fee reductions....   1,838,676         505,660       4,149,444       420,981
    Expenses voluntarily reduced......................    (841,155)       (166,381)       (846,230)      (70,813)
                                                       -----------      ----------     -----------    ----------
    Net Expenses......................................     997,521         339,279       3,303,214       350,168
                                                       -----------      ----------     -----------    ----------
Net Investment Income.................................   8,031,414       2,221,250      20,546,004     1,448,395
                                                       -----------      ----------     -----------    ----------
Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions.......     244,413         479,070       4,529,744       241,161
Net change in unrealized appreciation from investments   2,049,659       1,361,647       5,118,184       791,335
                                                       -----------      ----------     -----------    ----------
Net realized/unrealized gains from investments........   2,294,072       1,840,717       9,647,928     1,032,496
                                                       -----------      ----------     -----------    ----------
Change in net assets resulting from operations........ $10,325,486      $4,061,967     $30,193,932    $2,480,891
                                                       ===========      ==========     ===========    ==========

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                           Statements of Operations
                       For the Year Ended July 31, 2002

                                                                      International     Value      Small Cap     Balanced
                                                                       Stock Fund       Fund         Fund          Fund
                                                                      ------------- ------------  -----------  ------------
Investment Income:
Interest income...................................................... $     40,142  $         --  $     1,550  $  3,840,518
Dividend income......................................................    1,056,807     4,150,989    1,363,600     1,304,324
Foreign tax withholding..............................................     (119,383)           --       (1,452)           --
                                                                      ------------  ------------  -----------  ------------
    Total Investment Income..........................................      977,566     4,150,989    1,363,698     5,144,842
                                                                      ------------  ------------  -----------  ------------
Expenses:
Investment advisory fees.............................................      673,683     1,880,052      831,493     1,328,365
Administration fees..................................................      111,101       423,848      134,646       300,462
Distribution fees--Class A...........................................       11,655        17,531        8,818         2,193
Distribution fees--Class B...........................................        7,098        15,427       14,890        18,323
Accounting fees......................................................       36,143        74,781       28,501        60,965
Custodian fees.......................................................      125,663        18,100       15,136        12,896
Transfer agent fees..................................................       53,548        58,658       59,649        55,368
Legal and audit fees.................................................        8,161        20,713        9,281        16,672
Trustees' fees and expenses..........................................        5,329        17,790        5,275        13,547
Registration and filing fees.........................................        8,323         2,811        2,903        12,178
Other................................................................        9,514        26,338        9,556        20,269
                                                                      ------------  ------------  -----------  ------------
    Total expenses before voluntary fee reductions...................    1,050,218     2,556,049    1,120,148     1,841,238
    Expenses voluntarily reduced.....................................      (82,123)      (59,522)     (95,168)     (202,293)
                                                                      ------------  ------------  -----------  ------------
    Net Expenses.....................................................      968,095     2,496,527    1,024,980     1,638,945
                                                                      ------------  ------------  -----------  ------------
Net Investment Income................................................        9,471     1,654,462      338,718     3,505,897
                                                                      ------------  ------------  -----------  ------------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions.............  (17,121,618)  (29,928,320)   8,357,056   (16,824,048)
Net realized losses from foreign currency transactions...............     (542,836)           --           --            --
Net change in unrealized appreciation (depreciation) from investments    1,948,294   (27,069,754)  (9,146,353)  (10,667,393)
Net change in unrealized depreciation from translation of assets and
 liabilities in foreign currencies...................................      (21,756)           --           --            --
                                                                      ------------  ------------  -----------  ------------
Net realized/unrealized losses from investments......................  (15,737,916)  (56,998,074)    (789,297)  (27,491,441)
                                                                      ------------  ------------  -----------  ------------
Change in net assets resulting from operations....................... $(15,728,445) $(55,343,612) $  (450,579) $(23,985,544)
                                                                      ============  ============  ===========  ============

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      Statements of Changes in Net Assets

                                                Growth Stock Fund         Growth and Income Fund       New Asia Growth Fund
                                          ----------------------------  --------------------------  --------------------------
                                          For the Year   For the Year   For the Year  For the Year  For the Year  For the Year
                                              Ended          Ended          Ended         Ended         Ended         Ended
                                          July 31, 2002  July 31, 2001  July 31, 2002 July 31, 2001 July 31, 2002 July 31, 2001
                                          -------------  -------------  ------------- ------------- ------------- -------------
From Investment Activities:
Operations:
  Net investment income (loss)........... $  (1,924,959) $  (2,432,391) $    195,770  $      5,390  $     18,958  $    (54,624)
  Net realized losses from investment
   transactions..........................   (81,090,991)   (35,149,352)  (32,025,695)   (3,535,468)   (1,433,160)   (2,067,782)
  Net realized losses from foreign
   currency transactions.................            --             --            --            --       (21,690)      (79,988)
  Net change in unrealized
   appreciation (depreciation) from
   investments...........................   (29,407,716)  (132,507,615)  (20,154,879)  (54,966,527)    2,753,711    (4,929,032)
  Net change in unrealized
   appreciation (depreciation) from
   translation of assets and liabilities
   in foreign currencies.................            --             --            --            --        19,032       (26,432)
                                          -------------  -------------  ------------  ------------  ------------  ------------
Change in net assets resulting from
 operations..............................  (112,423,666)  (170,089,358)  (51,984,804)  (58,496,605)    1,336,851    (7,157,858)
                                          -------------  -------------  ------------  ------------  ------------  ------------
Distributions to Class A
Shareholders:
  From net realized gains................            --     (7,563,851)           --    (1,626,525)           --            --
Distributions to Class B
Shareholders:
  From net realized gains................            --     (7,594,422)           --    (2,096,564)           --            --
Distributions to Class Y
Shareholders:
  From net investment income.............            --             --      (190,225)      (51,971)         (360)           --
  From net realized gains................            --   (115,994,183)           --   (25,539,798)           --            --
                                          -------------  -------------  ------------  ------------  ------------  ------------
Change in net assets from shareholder
 distributions...........................            --   (131,152,456)     (190,225)  (29,314,858)         (360)           --
                                          -------------  -------------  ------------  ------------  ------------  ------------
Capital Transactions:
  Proceeds from shares issued............    46,797,469    137,968,351    41,027,041    79,881,736    32,433,813    15,572,672
  Dividends reinvested...................            --    112,935,503        20,119    23,289,167           122            --
  Cost of shares redeemed................   (88,828,945)  (137,709,519)  (43,323,938)  (60,003,694)  (34,602,258)  (15,023,558)
                                          -------------  -------------  ------------  ------------  ------------  ------------
Change in net assets from share
 transactions............................   (42,031,476)   113,194,335    (2,276,778)   43,167,209    (2,168,323)      549,114
                                          -------------  -------------  ------------  ------------  ------------  ------------
Change in net assets.....................  (154,455,142)  (188,047,479)  (54,451,807)  (44,644,254)     (831,832)   (6,608,744)
                                          -------------  -------------  ------------  ------------  ------------  ------------
Net Assets:
  Beginning of year......................   375,838,207    563,885,686   185,088,988   229,733,242    22,657,962    29,266,706
                                          -------------  -------------  ------------  ------------  ------------  ------------
  End of year............................ $ 221,383,065  $ 375,838,207  $130,637,181  $185,088,988  $ 21,826,130  $ 22,657,962
                                          =============  =============  ============  ============  ============  ============
Share Transactions:
  Issued.................................     5,177,744     10,271,184     3,404,066     4,822,786     3,273,922     1,514,500
  Reinvested.............................            --      8,182,915         1,665     1,392,371            12            --
  Redeemed...............................    (9,816,383)   (10,604,063)   (3,537,159)   (3,684,614)   (3,461,652)   (1,454,778)
                                          -------------  -------------  ------------  ------------  ------------  ------------
Change in Shares.........................    (4,638,639)     7,850,036      (131,428)    2,530,543      (187,718)       59,722
                                          =============  =============  ============  ============  ============  ============

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      Statements of Changes in Net Assets


                                         Diversified Fixed               Ultra Short            Short Intermediate U.S.
                                            Income Fund                Government Fund        Government Securities Fund
                                    ---------------------------  ---------------------------  --------------------------
                                    For the Year   For the Year  For the Year   For the Year  For the Year  For the Year
                                        Ended          Ended         Ended          Ended         Ended         Ended
                                    July 31, 2002  July 31, 2001 July 31, 2002  July 31, 2001 July 31, 2002 July 31, 2001
                                    -------------  ------------- -------------  ------------- ------------- -------------
From Investment Activities:
Operations:
  Net investment income............ $  12,036,822  $ 13,922,430  $   8,031,414  $  4,289,967  $  2,221,250  $  1,443,704
  Net realized gains from
   investment transactions.........     6,650,858     3,507,443        244,413        75,793       479,070       690,412
  Net change in unrealized
   appreciation from investments...       459,012    12,811,534      2,049,659     1,355,906     1,361,647       872,041
                                    -------------  ------------  -------------  ------------  ------------  ------------
Change in net assets resulting from
 operations........................    19,146,692    30,241,407     10,325,486     5,721,666     4,061,967     3,006,157
                                    -------------  ------------  -------------  ------------  ------------  ------------
Distributions to Class A
Shareholders:
  From net investment income.......      (338,116)     (372,342)      (446,431)     (562,606)      (46,594)      (38,606)
  From net realized gains..........            --            --         (4,025)           --        (5,775)           --
Distributions to Class B
Shareholders:
  From net investment income.......      (196,334)     (158,018)       (26,142)      (23,577)           --            --
  From net realized gains..........            --            --           (339)           --            --            --
Distributions to Class Y
Shareholders:
  From net investment income.......   (11,502,867)  (13,393,474)    (7,558,841)   (3,703,784)   (2,174,656)   (1,405,098)
  From net realized gains..........            --            --        (71,682)           --      (287,909)           --
                                    -------------  ------------  -------------  ------------  ------------  ------------
Change in net assets from
 shareholder distributions.........   (12,037,317)  (13,923,834)    (8,107,460)   (4,289,967)   (2,514,934)   (1,443,704)
                                    -------------  ------------  -------------  ------------  ------------  ------------
Capital Transactions:
  Proceeds from shares issued......    98,720,726    75,478,926    248,509,563   166,758,202    59,078,542    42,321,040
  Dividends reinvested.............     1,670,139     1,323,159      3,768,835     1,352,412       457,087       211,885
  Cost of shares redeemed..........  (115,841,120)  (99,708,149)  (218,475,952)  (51,721,134)  (44,868,268)  (28,837,426)
                                    -------------  ------------  -------------  ------------  ------------  ------------
Change in net assets from share
 transactions......................   (15,450,255)  (22,906,064)    33,802,446   116,389,480    14,667,361    13,695,499
                                    -------------  ------------  -------------  ------------  ------------  ------------
Change in net assets...............    (8,340,880)   (6,588,491)    36,020,472   117,821,179    16,214,394    15,257,952
                                    -------------  ------------  -------------  ------------  ------------  ------------
Net Assets:
  Beginning of year................   242,592,142   249,180,633    165,304,413    47,483,234    48,090,078    32,832,126
                                    -------------  ------------  -------------  ------------  ------------  ------------
  End of year...................... $ 234,251,262  $242,592,142  $ 201,324,885  $165,304,413  $ 64,304,472  $ 48,090,078
                                    =============  ============  =============  ============  ============  ============
Share Transactions:
  Issued...........................     8,950,008     7,082,302     24,254,302    16,418,266     5,961,857     4,357,378
  Reinvested.......................       151,283       124,205        367,039       133,232        46,294        22,120
  Redeemed.........................   (10,488,869)   (9,304,983)   (21,289,464)   (5,101,593)   (4,524,428)   (3,010,790)
                                    -------------  ------------  -------------  ------------  ------------  ------------
Change in Shares...................    (1,387,578)   (2,098,476)     3,331,877    11,449,905     1,483,723     1,368,708
                                    =============  ============  =============  ============  ============  ============


                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      Statements of Changes in Net Assets


                                                                     Tax-Free Short Intermediate
                                          Tax-Free Securities Fund         Securities Fund        International Stock Fund
                                         --------------------------  --------------------------  --------------------------
                                         For the Year  For the Year  For the Year  For the Year  For the Year  For the Year
                                             Ended         Ended         Ended         Ended         Ended         Ended
                                         July 31, 2002 July 31, 2001 July 31, 2002 July 31, 2001 July 31, 2002 July 31, 2001
                                         ------------- ------------- ------------- ------------- ------------- -------------
From Investment Activities:
Operations:
  Net investment income (loss).......... $ 20,546,004  $ 21,256,620  $  1,448,395  $  1,579,079  $      9,471  $   (160,829)
  Net realized gains (losses) from
   investment transactions..............    4,529,744     5,279,582       241,161       238,120   (17,121,618)  (20,039,355)
  Net realized losses from foreign
   currency transactions................           --            --            --            --      (542,836)     (895,984)
  Net change in unrealized appreciation
   (depreciation) from investments......    5,118,184    14,019,771       791,335     1,140,211     1,948,294   (13,642,291)
  Net change in unrealized appreciation
   (depreciation) from translation of
   assets and liabilities in foreign
   currencies...........................           --            --            --            --       (21,756)       16,120
                                         ------------  ------------  ------------  ------------  ------------  ------------
Change in net assets resulting from
 operations.............................   30,193,932    40,555,973     2,480,891     2,957,410   (15,728,445)  (34,722,339)
                                         ------------  ------------  ------------  ------------  ------------  ------------
Distributions to Class A Shareholders:
  From net investment income............     (424,975)     (338,980)      (53,718)      (57,180)           --            --
  From net realized gains...............      (97,187)           --            --            --            --      (762,423)
Distributions to Class B Shareholders:
  From net investment income............     (183,108)     (133,433)           --            --            --            --
  From net realized gains...............      (51,915)           --            --            --            --      (231,225)
Distributions to Class Y Shareholders:
  From net investment income............  (19,937,921)  (20,784,207)   (1,394,677)   (1,521,899)           --            --
  From net realized gains...............   (4,419,228)           --            --            --            --   (19,792,292)
                                         ------------  ------------  ------------  ------------  ------------  ------------
Change in net assets from shareholder
 distributions..........................  (25,114,334)  (21,256,620)   (1,448,395)   (1,579,079)           --   (20,785,940)
                                         ------------  ------------  ------------  ------------  ------------  ------------
Capital Transactions:
  Proceeds from shares issued...........   46,567,345    62,896,137    22,554,619     7,416,940    37,453,890    25,116,657
  Dividends reinvested..................    4,964,019       374,320        66,297        63,505            --    16,888,086
  Cost of shares redeemed...............  (70,513,348)  (47,999,719)  (13,486,137)  (10,098,739)  (51,801,790)  (19,774,953)
                                         ------------  ------------  ------------  ------------  ------------  ------------
Change in net assets from share
 transactions...........................  (18,981,984)   15,270,738     9,134,779    (2,618,294)  (14,347,900)   22,229,790
                                         ------------  ------------  ------------  ------------  ------------  ------------
Change in net assets....................  (13,902,386)   34,570,091    10,167,275    (1,239,963)  (30,076,345)  (33,278,489)
                                         ------------  ------------  ------------  ------------  ------------  ------------
Net Assets:
  Beginning of year.....................  476,857,992   442,287,901    41,588,604    42,828,567    82,247,606   115,526,095
                                         ------------  ------------  ------------  ------------  ------------  ------------
  End of year........................... $462,955,606  $476,857,992  $ 51,755,879  $ 41,588,604  $ 52,171,261  $ 82,247,606
                                         ============  ============  ============  ============  ============  ============
Share Transactions:
  Issued................................    4,338,711     5,926,883     2,194,676       733,645     5,236,549     2,417,816
  Reinvested............................      467,874        35,455         6,465         6,317            --     1,638,853
  Redeemed..............................   (6,550,407)   (4,538,733)   (1,309,623)     (997,031)   (7,176,258)   (1,936,333)
                                         ------------  ------------  ------------  ------------  ------------  ------------
Change in Shares........................   (1,743,822)    1,423,605       891,518      (257,069)   (1,939,709)    2,120,336
                                         ============  ============  ============  ============  ============  ============

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      Statements of Changes in Net Assets

                                              Value Fund                Small Cap Fund               Balanced Fund
                                      --------------------------  --------------------------  --------------------------
                                      For the Year  For the Year  For the Year  For the Year  For the Year  For the Year
                                          Ended         Ended         Ended         Ended         Ended         Ended
                                      July 31, 2002 July 31, 2001 July 31, 2002 July 31, 2001 July 31, 2002 July 31, 2001
                                      ------------- ------------- ------------- ------------- ------------- -------------
From Investment Activities:
Operations:
  Net investment income.............. $  1,654,462  $  1,654,021  $    338,718  $    273,553  $  3,505,897  $  4,080,042
  Net realized gains (losses) from
   investment transactions...........  (29,928,320)     (480,352)    8,357,056     6,319,545   (16,824,048)      568,182
  Net change in unrealized
   appreciation (depreciation) from
   investments.......................  (27,069,754)   (4,833,375)   (9,146,353)    7,517,696   (10,667,393)  (29,245,988)
                                      ------------  ------------  ------------  ------------  ------------  ------------
Change in net assets resulting from
 operations..........................  (55,343,612)   (3,659,706)     (450,579)   14,110,794   (23,985,544)  (24,597,764)
                                      ------------  ------------  ------------  ------------  ------------  ------------
Distributions to Class A
Shareholders:
  From net investment income.........      (10,639)      (12,038)       (2,859)       (4,299)       (5,483)       (4,902)
  From net realized gains............           --      (257,655)      (69,677)      (36,759)           --       (32,859)
Distributions to Class B
Shareholders:
  From net investment income.........           --          (389)         (310)         (667)      (20,676)      (17,376)
  From net realized gains............           --      (135,530)      (82,711)      (19,855)           --      (167,746)
Distributions to Class Y
Shareholders:
  From net investment income.........   (1,665,914)   (1,605,352)     (325,568)     (323,495)   (3,475,092)   (4,061,989)
  From net realized gains............           --   (26,042,240)   (5,158,310)   (2,692,579)           --   (23,967,030)
                                      ------------  ------------  ------------  ------------  ------------  ------------
Change in net assets from shareholder
 distributions.......................   (1,676,553)  (28,053,204)   (5,639,435)   (3,077,654)   (3,501,251)  (28,251,902)
                                      ------------  ------------  ------------  ------------  ------------  ------------
Capital Transactions:
  Proceeds from shares issued........   79,280,534   105,450,463    56,314,009    31,244,362       498,392     1,137,538
  Dividends reinvested...............       30,015    16,731,255     3,480,409     1,556,345        33,962    24,194,998
  Cost of shares redeemed............  (55,123,783)  (61,054,018)  (38,117,175)  (25,648,149)   (9,196,364)   (9,079,970)
                                      ------------  ------------  ------------  ------------  ------------  ------------
Change in net assets from share
 transactions........................   24,186,766    61,127,700    21,677,243     7,152,558    (8,664,010)   16,252,566
                                      ------------  ------------  ------------  ------------  ------------  ------------
Change in net assets.................  (32,833,399)   29,414,790    15,587,229    18,185,698   (36,150,805)  (36,597,100)
                                      ------------  ------------  ------------  ------------  ------------  ------------
Net Assets:
  Beginning of year..................  235,153,596   205,738,806    55,692,452    37,506,754   180,289,183   216,886,283
                                      ------------  ------------  ------------  ------------  ------------  ------------
  End of year........................ $202,320,197  $235,153,596  $ 71,279,681  $ 55,692,452  $144,138,378  $180,289,183
                                      ============  ============  ============  ============  ============  ============
Share Transactions:
  Issued.............................    9,646,018    10,955,985     4,250,100     2,578,185        59,917       116,567
  Reinvested.........................        3,811     1,820,662       274,672       147,149         4,162     2,504,771
  Redeemed...........................   (6,596,968)   (6,224,804)   (2,796,737)   (2,196,970)   (1,119,156)     (947,825)
                                      ------------  ------------  ------------  ------------  ------------  ------------
Change in Shares.....................    3,052,861     6,551,843     1,728,035       528,364    (1,055,077)    1,673,513
                                      ============  ============  ============  ============  ============  ============

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Growth Stock Fund

                       Schedule of Portfolio Investments
                                 July 31, 2002

                       Security
 Shares               Description                Value
--------- ----------------------------------- ------------
Common Stocks (95.4%)
Aerospace/Defense (0.5%)
   18,450 Lockheed Martin Corp............... $  1,182,830
                                              ------------
Beverages (4.0%)
   70,390 Anheuser-Busch Cos., Inc...........    3,639,867
  119,984  PepsiCo, Inc......................    5,152,113
                                              ------------
                                                 8,791,980
                                              ------------
Business Equipment & Services (5.8%)
  106,270 First Data Corp....................    3,714,137
   60,090 Fiserv, Inc. (b)...................    2,067,697
  196,850 KPMG Consulting, Inc. (b)..........    2,074,799
   35,920 Omnicom Group, Inc.................    1,914,895
  116,627  Paychex, Inc......................    3,068,456
                                              ------------
                                                12,839,984
                                              ------------
Computers & Peripherals (4.1%)
  487,464 Cisco Systems, Inc. (b)............    6,429,650
   47,750 Dell Computer Corp. (b)............    1,190,408
  195,950 EMC Corp. (b)......................    1,469,625
                                              ------------
                                                 9,089,683
                                              ------------
Data Processing (0.9%)
   57,090 DST Systems, Inc. (b)..............    1,923,933
                                              ------------
Electrical Equipment (5.3%)
  339,953 General Electric Co................   10,946,486
   17,340 KLA-Tencor Corp. (b)...............      683,023
                                              ------------
                                                11,629,509
                                              ------------
Electronic Components/Instruments (0.9%)
  261,580 Flextronics International Ltd. (b).    2,071,714
                                              ------------
Electronics--Semiconductors (5.0%)
  198,020 Applied Materials, Inc. (b)........    2,944,557
  220,670 Intel Corp.........................    4,146,389
   41,560 International Rectifier Corp. (b)..      958,374
  131,280 Texas Instruments, Inc.............    3,039,132
                                              ------------
                                                11,088,452
                                              ------------
Entertainment (0.3%)
   17,290 Viacom, Inc., Class B (b)..........      673,100
                                              ------------
Financial Services (9.9%)
  147,210 Capital One Financial Corp.........    4,666,557
  161,180 Citigroup, Inc.....................    5,405,977
   39,220 Goldman Sachs Group, Inc...........    2,868,943
   84,000 J.P. Morgan Chase & Co.............    2,096,640
  168,660 Morgan Stanley Dean Witter & Co....    6,805,430
                                              ------------
                                                21,843,547
                                              ------------
Food Processing & Packaging (0.8%)
   54,290 Dean Foods Co. (b).................    1,810,029
                                              ------------
Health Care (6.4%)
   69,285 Cardinal Health, Inc...............    3,990,816
  112,710 Lincare Holdings, Inc. (b).........    3,536,840
   13,100 UnitedHealth Group, Inc. (b).......    1,148,346
   75,790 WellPoint Health Networks, Inc. (b)    5,418,985
                                              ------------
                                                14,094,987
                                              ------------
Health Care Facilities (2.8%)
  131,670 Tenet Healthcare Corp. (b).........    6,274,076
                                              ------------

                      Security
 Shares              Description                Value
--------- ---------------------------------- ------------
Common Stocks, continued
Insurance (4.2%)
  126,770 American International Group, Inc. $  8,103,138
   44,000 First Health Group Corp. (b)......    1,106,160
                                             ------------
                                                9,209,298
                                             ------------
Insurance--Life & Health (1.5%)
  107,000 AFLAC, Inc........................    3,360,870
                                             ------------
Leisure--Recreation/Gaming (0.7%)
   60,960 Carnival Corp.....................    1,615,440
                                             ------------
Media--Radio Broadcasting (0.6%)
   53,780 Hispanic Broadcasting Corp.,
           Class A (b)......................    1,278,351
                                             ------------
Medical--Biotechnology (3.0%)
   70,850 Amgen, Inc. (b)...................    3,233,594
   99,140 Pharmaceutical Product
           Development, Inc. (b)............    2,284,979
   47,080 Waters Corp. (b)..................    1,069,187
                                             ------------
                                                6,587,760
                                             ------------
Medical Instruments (2.3%)
   97,220 Medtronic, Inc....................    3,927,688
   32,850 Zimmer Holdings, Inc. (b).........    1,223,006
                                             ------------
                                                5,150,694
                                             ------------
Medical Services (3.1%)
   68,910 Express Scripts, Inc. (b).........    3,583,320
   54,230 Quest Diagnostics, Inc. (b).......    3,274,950
                                             ------------
                                                6,858,270
                                             ------------
Medical Supplies (1.2%)
   56,800 Patterson Dental Co. (b)..........    2,629,272
                                             ------------
Motorcycle Manufacturing (2.1%)
   99,600 Harley-Davidson, Inc..............    4,717,056
                                             ------------
Oil & Gas--Exploration & Production Services (2.1%)
   41,835 El Paso Corp......................      604,516
   97,580 National-Oilwell, Inc. (b)........    1,686,183
   29,580 Noble Corp. (b)...................      958,392
   36,490 Weatherford International Ltd. (b)    1,480,034
                                             ------------
                                                4,729,125
                                             ------------
Packaging & Containers (0.4%)
   44,630 Pactiv Corp. (b)..................      810,927
                                             ------------
Pharmaceuticals (2.9%)
   29,930 AmerisourceBergen Corp............    2,005,011
  137,202 Pfizer, Inc.......................    4,438,484
                                             ------------
                                                6,443,495
                                             ------------
Publishing (0.9%)
   31,060 McGraw-Hill Cos., Inc.............    1,942,803
                                             ------------
Restaurants (2.1%)
   65,410 Brinker International, Inc. (b)...    2,132,366
  128,980 Starbucks Corp. (b)...............    2,531,877
                                             ------------
                                                4,664,243
                                             ------------
Retail (11.5%)
   63,400 Bed Bath & Beyond, Inc. (b).......    1,965,400
   86,530 Costco Wholesale Corp. (b)........    3,017,301
   60,560 Kohl's Corp. (b)..................    3,996,960

                                   Continued

PACIFIC CAPITAL FUNDS
Growth Stock Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2002

                       Security
  Shares              Description               Value
---------- --------------------------------- ------------
Common Stocks, continued
Retail, continued
   110,420 Lowe's Cos., Inc................. $  4,179,397
   159,900 Wal-Mart Stores, Inc.............    7,863,881
   123,890 Walgreen Co......................    4,377,034
                                             ------------
                                               25,399,973
                                             ------------
Retail--Food Chain (1.0%)
    78,960 Safeway, Inc. (b)................    2,196,667
                                             ------------
Software & Computer Services (7.3%)
   102,040 Cadence Design Systems, Inc. (b).    1,270,398
    83,120 Check Point Software Technologies
            Ltd. (b)........................    1,394,754
   171,250 Microsoft Corp. (b)..............    8,216,574
   199,210 Oracle Corp. (b).................    1,993,893
    69,320 PeopleSoft, Inc. (b).............    1,246,374
   125,283 VERITAS Software Corp. (b).......    2,108,512
                                             ------------
                                               16,230,505
                                             ------------
Telecommunications--Services & Equipment (0.5%)
    92,510 Nokia Corp., ADR.................    1,147,124
                                             ------------

                        Security
 Shares                Description                Value
 ---------       --------------------------   ------------
Common Stocks, continued
Transportation (0.7%)
   29,710       FedEx Corp................... $  1,513,725
                                              ------------
Utilities--Telecommunications (0.6%)
   34,620       ALLTEL Corp..................    1,402,802
                                              ------------
  Total Common Stocks (Cost $254,325,577)      211,202,224
                                              ------------
Depositary Receipts (1.5%)
   36,160       S&P 500 Depositary Receipt...    3,299,600
                                              ------------
  Total Depositary Receipts (Cost $4,099,197)    3,299,600
                                              ------------
Investment Companies (3.5%)
7,781,828       LEADER Money Market Fund,
                 Institutional Shares........    7,781,828
                                              ------------
  Total Investment Companies (Cost $7,781,828)    7,781,828
                                              ------------
  Total Investments (Cost $266,206,602)
   (a)--100.4%                                 222,283,652
  Liabilities in excess of other assets--(0.4)%     (900,58
                                              ------------
  Net Assets--100.0%                          $221,383,065
                                              ============

--------
(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

                   Unrealized appreciation.... $ 18,573,054
                   Unrealized depreciation....  (62,496,004)
                                               ------------
                   Net unrealized depreciation $(43,922,950)
                                               ============

   Aggregate cost for federal income tax purposes is substantially the same.

(b) Non-income producing security.
ADR--American Depositary Receipt

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Growth and Income Fund

                       Schedule of Portfolio Investments
                                 July 31, 2002

                       Security
 Shares               Description                 Value
--------- ------------------------------------ ------------
Common Stocks (96.0%)
Aerospace/Defense (1.6%)
   11,440 Alliant Techsystems, Inc. (b)....... $    702,416
   33,780 Boeing Co...........................    1,402,546
                                               ------------
                                                  2,104,962
                                               ------------
Banks (2.7%)
   29,360 Bank of America Corp................    1,952,440
   37,720 FleetBoston Financial Corp..........      875,104
   30,210 U.S. Bancorp........................      646,192
                                               ------------
                                                  3,473,736
                                               ------------
Beverages (5.7%)
   58,290 Anheuser-Busch Cos., Inc............    3,014,175
   46,090 Coca-Cola Co. (The).................    2,301,735
   48,735 PepsiCo, Inc........................    2,092,681
                                               ------------
                                                  7,408,591
                                               ------------
Business Equipment & Services (2.5%)
   35,470 Deluxe Corp.........................    1,379,428
   64,510 KPMG Consulting, Inc. (b)...........      679,935
   46,205 Paychex, Inc........................    1,215,654
                                               ------------
                                                  3,275,017
                                               ------------
Chemicals (1.3%)
   27,660 E.I. du Pont de Nemours & Co........    1,159,231
   10,980 OM Group, Inc.......................      502,884
                                               ------------
                                                  1,662,115
                                               ------------
Computers & Peripherals (4.8%)
  229,870 Cisco Systems, Inc. (b).............    3,031,986
   37,340 Dell Computer Corp. (b).............      930,886
  174,110 EMC Corp. (b).......................    1,305,825
   70,700 Hewlett-Packard Co..................    1,000,405
                                               ------------
                                                  6,269,102
                                               ------------
Consumer Goods & Services (1.0%)
   14,560 Procter & Gamble Co.................    1,295,694
                                               ------------
Data Processing (1.1%)
   43,960 DST Systems, Inc. (b)...............    1,481,452
                                               ------------
Diversified Operations (2.1%)
   51,840 Honeywell International, Inc........    1,677,542
   15,270 United Technologies Corp............    1,061,265
                                               ------------
                                                  2,738,807
                                               ------------
Electrical Equipment (4.6%)
  188,040 General Electric Co.................    6,054,888
                                               ------------
Electronic Components/Instruments (1.4%)
   97,650 Flextronics International Ltd. (b)..      773,388
   61,450 Vishay Intertechnology, Inc. (b)....    1,047,723
                                               ------------
                                                  1,821,111
                                               ------------
Electronics--Semiconductors (3.4%)
   39,970 Applied Materials, Inc. (b).........      594,354
   34,020 Integrated Circuit Systems, Inc. (b)      597,731
   97,380 Intel Corp..........................    1,829,771
   63,074 Texas Instruments, Inc..............    1,460,163
                                               ------------
                                                  4,482,019
                                               ------------
Entertainment (0.5%)
   17,000 Viacom, Inc., Class B (b)...........      661,810
                                               ------------

                       Security
 Shares               Description                Value
--------- ----------------------------------- ------------
Common Stocks, continued
Financial Services (8.1%)
   52,565 Alliance Capital Management
           Holding L.P....................... $  1,524,385
   61,140 American Express Co................    2,155,796
   47,320 Capital One Financial Corp.........    1,500,044
   79,965 J.P. Morgan Chase & Co.............    1,995,926
   67,690 Morgan Stanley Dean Witter & Co....    2,731,292
   36,660 Stilwell Financial, Inc............      496,743
                                              ------------
                                                10,404,186
                                              ------------
Food Distributors (0.8%)
   39,340 SYSCO Corp.........................    1,024,807
                                              ------------
Health Care (3.1%)
   19,415 Cardinal Health, Inc...............    1,118,304
   39,840 Lincare Holdings, Inc. (b).........    1,250,179
   23,690 WellPoint Health Networks, Inc. (b)    1,693,835
                                              ------------
                                                 4,062,318
                                              ------------
Health Care Facilities (1.3%)
   35,520 Tenet Healthcare Corp. (b).........    1,692,528
                                              ------------
Insurance (5.6%)
   65,545 American International Group, Inc..    4,189,636
   65,200 Marsh & McLennan Cos., Inc.........    3,123,080
                                              ------------
                                                 7,312,716
                                              ------------
Insurance--Life & Health (1.7%)
   69,540 AFLAC, Inc.........................    2,184,251
                                              ------------
Medical--Biotechnology (1.4%)
   26,160 Amgen, Inc. (b)....................    1,193,942
   30,770 Waters Corp. (b)...................      698,787
                                              ------------
                                                 1,892,729
                                              ------------
Medical Instruments (2.7%)
   46,630 Medtronic, Inc.....................    1,883,852
   44,030 Zimmer Holdings, Inc. (b)..........    1,639,237
                                              ------------
                                                 3,523,089
                                              ------------
Medical Supplies (0.6%)
   19,360 Baxter International, Inc..........      772,658
                                              ------------
Motorcycle Manufacturing (1.6%)
   44,330 Harley-Davidson, Inc...............    2,099,469
                                              ------------
Oil & Gas--Exploration & Production Services (6.4%)
   14,080 ChevronTexaco Corp.................    1,056,000
  109,990 Exxon Mobil Corp...................    4,043,232
   27,430 Marathon Oil Corp..................      664,903
   15,480 Noble Corp. (b)....................      501,552
   57,960 Ocean Energy, Inc..................    1,153,404
   21,790 Schlumberger Ltd...................      935,227
                                              ------------
                                                 8,354,318
                                              ------------
Pharmaceuticals (5.5%)
   27,006 Johnson & Johnson..................    1,431,318
   18,480 Lilly (Eli) & Co...................    1,079,602
  120,506 Pfizer, Inc........................    3,898,368
   18,440 Pharmacia Corp.....................      825,006
                                              ------------
                                                 7,234,294
                                              ------------
Real Estate (2.8%)
   59,860 Healthcare Realty Trust, Inc.......    1,885,590
   61,150 iStar Financial, Inc...............    1,806,983
                                              ------------
                                                 3,692,573
                                              ------------

                                   Continued

PACIFIC CAPITAL FUNDS
Growth and Income Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2002

                  Security
 Shares          Description            Value
--------- -------------------------- ------------
Common Stocks, continued
Restaurants (2.0%)
   49,155 Darden Restaurants, Inc... $  1,141,379
   77,856 Starbucks Corp. (b).......    1,528,313
                                     ------------
                                        2,669,692
                                     ------------
Retail (9.0%)
   31,290 Best Buy Co., Inc. (b)....    1,029,441
   43,400 Costco Wholesale Corp. (b)    1,513,358
   48,310 Home Depot, Inc...........    1,491,813
   31,715 Kohl's Corp. (b)..........    2,093,190
   81,810 Wal-Mart Stores, Inc......    4,023,416
   42,040 Walgreen Co...............    1,485,273
                                     ------------
                                       11,636,491
                                     ------------
Retail--Food Chain (1.0%)
   48,490 Safeway, Inc. (b).........    1,348,992
                                     ------------
Savings & Loans (0.6%)
   22,650 Washington Mutual, Inc....      847,337
                                     ------------
Software & Computer Services (4.3%)
   18,410 Adobe Systems, Inc........      441,104
   81,530 Microsoft Corp. (b).......    3,911,809
   86,590 Oracle Corp. (b)..........      866,679
   27,250 VERITAS Software Corp. (b)      458,618
                                     ------------
                                        5,678,210
                                     ------------

                        Security
 Shares                Description                Value
 ---------       --------------------------   ------------
Common Stocks, continued
Utilities--Electric (1.0%)
   51,880       Duke Energy Corp............. $  1,322,421
                                              ------------
Utilities--Telecommunications (3.8%)
   46,570       ALLTEL Corp..................    1,887,016
   91,276       Verizon Communications.......    3,012,108
                                              ------------
                                                 4,899,124
                                              ------------
  Total Common Stocks (Cost $141,925,470)      125,381,507
                                              ------------
Depositary Receipts (1.2%)
   17,530       S&P 500 Depositary Receipt...    1,599,613
                                              ------------
  Total Depositary Receipts (Cost $1,562,793)    1,599,613
                                              ------------
Investment Companies (3.9%)
5,146,029       LEADER Money Market Fund,
                 Institutional Shares........    5,146,029
                                              ------------
  Total Investment Companies (Cost $5,146,029)    5,146,029
                                              ------------
  Total Investments (Cost $148,634,292)
   (a)--101.1%                                 132,127,149
  Liabilities in excess of other assets--(1.1)%   (1,489,96
                                              ------------
  Net Assets--100.0%                          $130,637,181
                                              ============

--------
(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

                   Unrealized appreciation.... $ 10,876,167
                   Unrealized depreciation....  (27,383,310)
                                               ------------
                   Net unrealized depreciation $(16,507,143)
                                               ============

Aggregate cost for federal income tax purposes is substantially the same.

(b) Non-income producing security.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
New Asia Growth Fund

                       Schedule of Portfolio Investments
                                 July 31, 2002

                      Security
 Shares              Description                Value
--------- ---------------------------------- -----------
Common Stocks (93.7%)
Australia (0.8%)
Airlines (0.8%)
   65,200 Qantas Airways Ltd................ $   172,119
                                             -----------
China (6.3%)
Airlines (0.9%)
  518,000 China Southern Airlines Co., Ltd.,
           Class H..........................     205,872
                                             -----------
Mining (1.1%)
  652,000 Yanzhou Coal Mining Co., Ltd.,
           Class H..........................     238,231
                                             -----------
Oil & Gas--Exploration & Production Services (0.6%)
   93,500 CNOOC Ltd.........................     125,266
                                             -----------
Real Estate (1.6%)
  320,000 China Resources Enterprise Ltd....     358,974
                                             -----------
Telecommunications (2.1%)
  161,500 China Mobile Ltd. (b).............     447,231
                                             -----------
                                               1,375,574
                                             -----------
Hong Kong (21.9%)
Airlines (1.6%)
  224,000 Cathay Pacific Airways Ltd........     347,487
                                             -----------
Banks (2.6%)
   40,000 HSBC Holdings PLC.................     453,846
   11,095 Standard Chartered PLC............     112,749
                                             -----------
                                                 566,595
                                             -----------
Chemicals (1.1%)
  262,000 Kingboard Chemical Holdings Ltd...     231,769
                                             -----------
Containers & Packaging (1.1%)
  310,000 Cosco Pacific Ltd.................     250,385
                                             -----------
Diversified--Conglomerates/Holding Companies (4.0%)
   82,300 Hutchison Whampoa Ltd.............     601,423
   60,500 Swire Pacific Ltd., Class A.......     273,026
                                             -----------
                                                 874,449
                                             -----------
Financial Services (1.0%)
   50,400 Dah Sing Financial Group..........     228,092
                                             -----------
Real Estate (6.7%)
   39,000 Cheung Kong Holdings Ltd..........     308,750
  263,000 Hang Lung Group Ltd...............     242,769
  208,000 Hang Lung Properties Ltd..........     224,000
   91,000 Sun Hung Kai Properties Ltd.......     682,499
                                             -----------
                                               1,458,018
                                             -----------
Retail (1.3%)
  550,000 Giordano International Ltd........     276,763
                                             -----------
Textile/Apparel (1.5%)
  182,000 Esprit Holdings Ltd...............     323,167
                                             -----------
Transportation (1.0%)
   45,600 Kowloon Motor Bus Holdings Ltd....     225,662
                                             -----------
                                               4,782,387
                                             -----------
India (1.3%)
Banks (0.8%)
   11,900 HDFC Bank Ltd., ADR...............     166,243
                                             -----------

                        Security
 Shares                Description                Value
---------  ----------------------------------- -----------
Common Stocks, continued
India, continued
Pharmaceuticals (0.5%)
    6,200  Ranbaxy Laboratories Ltd., GDR..... $   108,440
                                               -----------
                                                   274,683
                                               -----------
Malaysia (5.4%)
Banks (2.2%)
  682,500  Public Bank Berhad.................     486,730
                                               -----------
Diversified--Conglomerates/Holding Companies (1.3%)
   75,000  Genting Berhad.....................     276,316
                                               -----------
Leisure--Recreation/Gaming (1.1%)
   88,000  Tanjong PLC........................     238,526
                                               -----------
Telecommunications (0.8%)
  122,000  Maxis Communications Berhad (b)....     181,395
                                               -----------
                                                 1,182,967
                                               -----------
Philippines (0.9%)
Banks (0.4%)
   97,270  Bank of Philippine Islands.........      89,160
                                               -----------
Real Estate (0.5%)
  866,310  Ayala Land, Inc....................     104,751
                                               -----------
                                                   193,911
                                               -----------
Singapore (10.6%)
Banks (4.9%)
   16,000  DBS Group Holdings Ltd.............     108,955
   67,000  Oversea-Chinese Banking Corp., Ltd.     433,435
   72,000  United Overseas Bank Ltd...........     527,068
                                               -----------
                                                 1,069,458
                                               -----------
Electronic Components/Instruments (0.9%)
   28,000  Venture Manufacturing Ltd..........     187,493
                                               -----------
Industrials (2.4%)
  381,000  SembCorp Industries Ltd............     302,690
  204,000  Singapore Technologies
            Engineering Ltd...................     219,952
                                               -----------
                                                   522,642
                                               -----------
Publishing (1.9%)
   40,000  Singapore Press Holdings Ltd.......     419,930
                                               -----------
Real Estate (0.5%)
   35,000  City Developments Ltd..............     116,190
                                               -----------
                                                 2,315,713
                                               -----------
South Korea (29.4%)
Automotive (2.2%)
   15,860  Hyundai Motor Co., Ltd. (b)........     471,893
                                               -----------
Banks (7.2%)
   36,061  Hana Bank (b)......................     534,197
   22,309  Kookmin Bank.......................   1,032,746
                                               -----------
                                                 1,566,943
                                               -----------
Beverages (1.2%)
    4,300  Hite Brewery Co., Ltd..............     255,157
                                               -----------
Consumer Goods & Services (1.0%)
    2,000  Pacific Corp.......................     217,155
                                               -----------
Electronic Components/Instruments (9.0%)
    7,070  Samsung Electronics Co., Ltd.......   1,978,618
                                               -----------

                                   Continued

PACIFIC CAPITAL FUNDS
New Asia Growth Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2002

                       Security
 Shares               Description                 Value
--------- ------------------------------------ -----------
Common Stocks, continued
South Korea, continued
Financial Services (3.2%)
   48,890 Shinhan Financial Group Co., Ltd.... $   691,321
                                               -----------
Insurance (1.2%)
    4,010 Samsung Fire & Marine Insurance
           Co., Ltd...........................     272,713
                                               -----------
Retail (1.4%)
    9,500 Hyundai Department Store Co., Ltd...     295,853
                                               -----------
Telecommunications (3.0%)
    5,290 Korea Telecom Corp..................     195,243
    1,850 SK Telecom Co., Ltd.................     359,695
    5,000 SK Telecom Co., Ltd., ADR...........     107,500
                                               -----------
                                                   662,438
                                               -----------
                                                 6,412,091
                                               -----------
Taiwan (14.8%)
Banks (1.4%)
  358,000 Chinatrust Financial Holding Co.,
           Ltd. (b)...........................     308,310
                                               -----------
Computers & Peripherals (2.2%)
   78,317 Ambit Microsystems Corp. (c)........     210,916
   18,500 Asustek Computer, Inc...............      51,191
  123,000 Benq Corp...........................     223,868
                                               -----------
                                                   485,975
                                               -----------
Electronic Components/Instruments (1.6%)
   87,400 Hon Hai Precision Industry Co., Ltd.     356,946
                                               -----------
Electronics--Semiconductors (8.6%)
   16,000 MediaTek, Inc.......................     189,405
  115,700 Realtek Semiconductor Corp..........     345,833
  605,440 Taiwan Semiconductor Manufacturing
           Co., Ltd. (b)......................     904,845
  448,500 United Microelectronics Corp. (b)...     428,723
                                               -----------
                                                 1,868,806
                                               -----------

                        Security
 Shares                Description                 Value
---------  -----------------------------------  -----------
Common Stocks, continued
Taiwan, continued
Textile/Apparel (1.0%)
  552,000  Far Eastern Textile Ltd............. $   215,638
                                                -----------
                                                  3,235,675
                                                -----------
Thailand (2.3%)
Oil & Gas--Exploration & Production Services (0.9%)
   79,700  PTT Exploration & Production Public
            Co., Ltd...........................     195,362
                                                -----------
Telecommunications (1.4%)
1,016,800  Shin Corp. Public Co., Ltd. (b).....     312,154
                                                -----------
                                                    507,516
                                                -----------
  Total Common Stocks (Cost $20,201,948)         20,452,636
                                                -----------
Equity Linked Notes (0.4%)
India (0.4%)
Software & Computer Services (0.4%)
    1,500  Infosys Technologies Ltd. (b).......      93,825
                                                -----------
  Total Equity Linked Notes (Cost $106,262)          93,825
                                                -----------
Investment Companies (4.8%)
1,043,294  LEADER Money Market Fund
            Institutional Shares...............   1,043,294
                                                -----------
  Total Investment Companies (Cost $1,043,294)    1,043,294
                                                -----------
  Total Investments (Cost $21,351,504)
   (a)--98.9%                                    21,589,755
  Other assets in excess of liabilities--1.1%       236,375
                                                -----------
  Net Assets--100.0%                            $21,826,130
                                                ===========

--------
(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

                    Unrealized appreciation.... $ 2,654,946
                    Unrealized depreciation....  (2,416,695)
                                                -----------
                    Net unrealized appreciation $   238,251
                                                ===========

   Aggregate cost for federal income tax purposes is substantially the same.

(b) Non-income producing security.

(c) A portion of this security is restricted as to resale as of July 31, 2002.
ADR--American Depositary Receipt
GDR--Global Depositary Receipt
PLC--Public Limited Company

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Diversified Fixed Income Fund

                       Schedule of Portfolio Investments
                                 July 31, 2002

 Principal             Security
  Amount              Description               Value
----------- -------------------------------- ------------
Corporate Bonds (47.6%)
Banks--Domestic (2.2%)
$ 3,750,000 Mercantile Safe Deposit
             & Trust, 5.70%, 11/15/11....... $  3,745,620
                                             ------------
  1,350,000 US Bancorp, 5.10%, 7/15/07......    1,400,143
                                             ------------
                                                5,145,763
                                             ------------
Banks--Foreign (0.0%)
     50,000 Bayerische Landesbank-NY,
             7.38%, 12/14/02................       51,000
                                             ------------
Consumer Goods & Services (2.4%)
  1,145,000 Colgate-Palmolive Co., Series B,
             7.60%, 5/19/25, MTN............    1,313,888
  2,200,000 Procter & Gamble Co.,
             8.50%, 8/10/09.................    2,686,750
  1,500,000 Sherwin-Williams Co.,
             6.85%, 2/1/07..................    1,565,625
                                             ------------
                                                5,566,263
                                             ------------
Financial Services (7.6%)
  1,200,000 Associates Corp. N.A.,
             7.95%, 2/15/10.................    1,360,783
  3,000,000 General Electric Capital Corp.,
             5.00%, 2/15/07, MTN............    3,068,247
  3,000,000 General Electric Capital Corp.,
             8.63%, 6/15/08.................    3,556,320
  5,000,000 Goldman Sachs Group, Inc.,
             6.88%, 1/15/11.................    5,257,320
  2,500,000 Morgan Stanley Dean Witter,
             5.80%, 4/1/07..................    2,599,658
  1,875,000 Pitney Bowes Credit Corp.,
             5.75%, 8/15/08.................    1,993,284
                                             ------------
                                               17,835,612
                                             ------------
Food Distributors (1.2%)
  2,495,000 SYSCO Corp., 7.25%, 4/15/07.....    2,819,350
                                             ------------
Insurance (1.6%)
  3,400,000 GE Global Insurance Corp.,
             7.75%, 6/15/30.................    3,695,874
    125,000 MBIA, Inc., 8.20%, 10/1/22......      130,938
                                             ------------
                                                3,826,812
                                             ------------
Oil & Gas--Exploration & Production Services (8.5%)
    800,000 Amoco Argentina, 6.63%, 9/15/05.      864,000
  1,452,000 Amoco Canada, 7.95%, 10/1/22....    1,511,895
  5,000,000 Amoco Co., 6.50%, 8/1/07........    5,543,749
  3,250,000 BP Capital Markets PLC,
             4.00%, 4/29/05.................    3,344,091
  2,998,333 ChevronTexaco Corp.,
             8.11% 12/1/04,
             Chevron Corp. Guaranteed.......    3,215,713
  5,000,000 Rowan Cos., Inc., Title XI
             Shipping Bonds,
             5.88%, 3/15/12,
             U.S. Government Guaranteed.....    5,347,420
                                             ------------
                                               19,826,868
                                             ------------

 Principal             Security
  Amount              Description               Value
----------- -------------------------------- ------------
Corporate Bonds, continued
Pharmaceuticals (4.1%)
$ 2,500,000 Johnson & Johnson,
             8.72%, 11/1/24................. $  2,853,665
  6,150,000 Zeneca Wilmington, Inc.,
             7.00%, 11/15/23................    6,646,151
                                             ------------
                                                9,499,816
                                             ------------
Restaurants (1.1%)
  1,400,000 McDonald's Corp., 6.50%, 8/1/07.    1,562,750
  1,000,000 Wendy's International, Inc.,
             6.20%, 6/15/14.................    1,048,750
                                             ------------
                                                2,611,500
                                             ------------
Retail (2.2%)
  1,900,000 Wal-Mart Stores, Inc.,
             8.00%, 9/15/06.................    2,192,125
  2,500,000 Wal-Mart Stores, Inc.,
             8.85%, 1/2/15..................    3,050,675
                                             ------------
                                                5,242,800
                                             ------------
Supranational Agency (11.0%)
  5,000,000 African Development Bank,
             8.80%, 9/1/19..................    6,340,965
  2,009,000 Asian Development Bank,
             6.50%, 9/21/02.................    2,019,704
  5,000,000 European Investment Bank,
             4.88%, 9/6/06, MTN.............    5,222,485
  1,000,000 Export Development Corp.,
             4.55%, 6/30/05.................    1,038,750
  4,779,000 Inter-American Development
             Bank, 8.50%, 3/15/11...........    5,958,357
  5,000,000 International Bank for
             Reconstruction & Development
             3.50%, 10/22/04, MTN...........    5,097,075
                                             ------------
                                               25,677,336
                                             ------------
Telecommunications (2.4%)
  4,075,000 GTE Southwest, Inc., First
             Mortgage Bond,
             8.50%, 11/15/31................    4,131,031
  1,380,000 Southwestern Bell Telephone Co.,
             7.00%, 7/1/15..................    1,543,875
                                             ------------
                                                5,674,906
                                             ------------
Tools & Accessories (0.7%)
  1,500,000 Snap-on, Inc., 6.25%, 8/15/11...    1,581,908
                                             ------------
Transportation (2.6%)
  5,635,137 FedEx Corp., Pass Thru
             Certificates, 7.50%, 1/15/18...    6,147,934
                                             ------------
  Total Corporate Bonds (Cost $106,584,890)   111,507,868
                                             ------------
Private Placements (5.5%)
Consumer Goods & Services (1.7%)
  3,870,000 Kimberly-Clark Corp.,
             4.50%, 7/30/05 (b).............    4,002,822
                                             ------------
Machinery--Farm (1.3%)
  3,000,000 New Holland Equipment
             Receivables Trust,
             6.80%, 12/15/07 (b)............    3,048,307
                                             ------------

                                   Continued

PACIFIC CAPITAL FUNDS
Diversified Fixed Income Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2002


 Principal               Security
  Amount                Description               Value
 -----------    -----------------------------  ------------
Private Placements, continued
Minerals (2.5%)
$ 5,250,000    North Finance (Bermuda) Ltd.,
                7.00%, 9/15/05 (b)............ $  5,787,122
                                               ------------
  Total Private Placements (Cost $12,392,240)    12,838,251
                                               ------------
U.S. Government Agencies (25.1%)
Federal Home Loan Bank (6.1%)
  5,000,000    6.50%, 11/15/05................    5,506,355
  3,000,000    4.88%, 11/15/06................    3,134,265
  2,000,000    5.50%, 8/15/08.................    2,123,620
  3,000,000    7.63%, 5/14/10.................    3,566,322
                                               ------------
                                                 14,330,562
                                               ------------
Federal Home Loan Mortgage Corp. (7.5%)
    325,000    6.75%, 5/30/06.................      363,032
  5,000,000    4.50%, 7/23/07.................    5,075,845
 11,500,000    6.25%, 3/5/12..................   12,031,691
                                               ------------
                                                 17,470,568
                                               ------------
Federal National Mortgage Assoc. (5.1%)
  5,000,000    5.50%, 5/2/06..................    5,359,065
  5,000,000    6.00%, 5/15/08.................    5,440,675
  1,000,000    6.88%, 9/10/12.................    1,089,391
                                               ------------
                                                 11,889,131
                                               ------------
Private Export Funding (4.1%)
    565,000    7.11%, 4/15/07.................      641,275
  5,000,000    6.49%, 7/15/07.................    5,550,000
  3,100,000    6.67%, 9/15/09.................    3,483,625
                                               ------------
                                                  9,674,900
                                               ------------

Shares or
Principal               Security
 Amount                Description                Value
 ----------     ----------------------------   ------------
U.S. Government Agencies, continued
Small Business Administration Corp. (2.3%)
$5,124,579     6.34%, 8/1/11.................. $  5,356,027
                                               ------------
  Total U.S. Government Agencies
   (Cost $55,194,509)                            58,721,188
                                               ------------
U.S. Treasury Bonds (7.7%)
 6,400,000     7.25%, 5/15/16.................    7,752,006
 8,000,000     7.88%, 2/15/21.................   10,338,128
                                               ------------
  Total U.S. Treasury Bonds (Cost $16,307,929)   18,090,134
                                               ------------
U.S. Treasury Notes (11.9%)
 3,500,000     3.25%, 5/31/04.................    3,572,464
 5,000,000     7.25%, 8/15/04.................    5,499,220
 1,000,000     7.50%, 2/15/05.................    1,122,032
 7,815,000     6.50%, 5/15/05.................    8,614,514
 5,000,000     5.75%, 11/15/05................    5,440,235
 3,000,000     6.63%, 5/15/07.................    3,414,378
   200,000     5.75%, 8/15/10.................      219,867
                                               ------------
  Total U.S. Treasury Notes (Cost $26,104,314)   27,882,710
                                               ------------
Investment Companies (0.7%)
 1,652,858     LEADER Treasury Money Market
                Fund, Institutional Shares.... $  1,652,858
                                               ------------
  Total Investment Companies (Cost $1,652,858)    1,652,858
                                               ------------
  Total Investments (Cost $218,236,740)
   (a)--98.5%                                   230,693,009
  Other assets in excess of liabilities--1.5%     3,558,253
                                               ------------
  Net Assets--100.0%                           $234,251,262
                                               ============

--------
(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

                    Unrealized appreciation.... $13,190,764
                    Unrealized depreciation....    (734,495)
                                                -----------
                    Net unrealized appreciation $12,456,269
                                                ===========

    Aggregate cost for federal income tax purposes is substantially the same.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
MTN--Medium Term Note
PLC--Public Limited Company

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Ultra Short Government Fund

                       Schedule of Portfolio Investments
                                 July 31, 2002


 Principal     Security
  Amount      Description       Value
----------- ---------------- ------------
U.S. Government Agencies (98.5%)
Federal Farm Credit Bank (28.5%)
$44,372,000 1.72%, 8/1/02... $ 44,369,880
  1,000,000 5.64%, 8/19/02..    1,001,937
    100,000 5.72%, 2/4/03...      101,992
  1,100,000 5.70%, 6/18/03..    1,137,125
     35,000 5.375%, 9/11/03.       36,315
    500,000 6.40%, 10/20/03.      525,625
    750,000 5.10%, 6/7/04...      785,271
  7,000,000 5.00%, 7/16/04..    7,332,500
  2,000,000 3.875%, 2/1/05..    2,048,618
                             ------------
                               57,339,263
                             ------------
Federal Home Loan Bank (55.3%)
    425,000 6.00%, 8/15/02..      425,701
  2,000,000 6.75%, 8/15/02..    2,003,689
  1,750,000 7.00%, 8/15/02..    1,753,766
     80,000 6.225%, 8/26/02.       80,246
 15,000,000 2.07%, 9/4/02...   14,978,482
 15,000,000 2.07%, 9/6/02...   14,977,252
  1,500,000 6.375%, 11/15/02    1,519,773
  1,250,000 6.03%, 11/21/02.    1,266,113
  1,600,000 2.45%, 12/17/02.    1,604,082
  5,895,000 5.125%, 1/13/03.    5,983,313
  2,000,000 5.40%, 1/15/03..    2,032,816
  2,000,000 5.53%, 1/15/03..    2,033,980
    300,000 5.37%, 1/16/03..      304,911
     35,000 5.95%, 3/6/03...       35,865
    350,000 5.715%, 7/9/03..      362,737
  5,000,000 4.125%, 8/15/03.    5,118,750
  1,270,000 5.575%, 9/2/03..    1,319,797
    250,000 5.60%, 9/2/03...      259,870
  5,000,000 5.125%, 9/15/03.    5,174,530
  3,500,000 6.375%, 11/14/03    3,686,001
    800,000 5.40%, 11/20/03.      832,878
  3,000,000 5.375%, 1/5/04..    3,137,037
  1,000,000 3.20%, 2/13/04..    1,011,497
  2,000,000 5.25%, 2/13/04..    2,090,190
  1,500,000 4.875%, 4/16/04.    1,566,381

 Principal                Security
  Amount                 Description             Value
   -----------            ----------------    ------------
U.S. Government Agencies, continued
Federal Home Loan Bank, continued
$ 9,000,000            4.875%, 5/14/04....... $  9,401,192
  1,500,000            3.375%, 6/15/04.......    1,524,228
  8,000,000            4.75%, 6/28/04........    8,346,824
    100,000            2.95%, 8/13/04........      100,435
  2,500,000            4.625%, 8/13/04.......    2,603,125
  6,000,000            6.25%, 8/13/04........    6,442,500
  1,500,000            3.625%, 10/15/04......    1,533,387
  1,435,000            3.375%, 11/15/04......    1,456,525
  1,000,000            4.125%, 11/15/04......    1,032,500
  1,000,000            4.00%, 11/26/04.......    1,005,279
  1,500,000            4.125%, 1/14/05.......    1,547,553
  2,090,000            7.25%, 5/13/05........    2,330,883
    500,000            3.85%, 7/11/05........      505,021
                                              ------------
                                               111,389,109
                                              ------------
Student Loan Marketing Assoc. (9.8%)
  5,000,000            2.11%, 12/18/02.......    4,968,750
    850,000            2.95%, 1/2/04.........      857,438
 13,200,000            5.00%, 6/30/04........   13,810,500
                                              ------------
                                                19,636,688
                                              ------------
Tennessee Valley Authority (4.9%)
  2,050,000            6.00%, 9/24/02........    2,061,552
  7,500,000            4.75%, 7/15/04........    7,800,000
                                              ------------
                                                 9,861,552
                                              ------------
  Total U.S. Government Agencies
   (Cost $194,825,265)                         198,226,612
                                              ------------
U.S. Treasury Notes (1.0%)
  2,000,000            3.00%, 1/31/04........    2,031,642
                                              ------------
  Total U.S. Treasury Notes (Cost $1,995,515)    2,031,642
                                              ------------
  Total Investments (Cost $196,820,780)
   (a)--99.5%                                  200,258,254
  Other assets in excess of liabilities--0.5%    1,066,631
                                              ------------
  Net Assets--100.0%                          $201,324,885
                                              ============

--------
(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

                    Unrealized appreciation.... $3,439,594
                    Unrealized depreciation....     (2,120)
                                                ----------
                    Net unrealized appreciation $3,437,474
                                                ==========

   Aggregate cost for federal income tax purposes is substantially the same.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Short Intermediate U.S. Government Securities Fund

                       Schedule of Portfolio Investments
                                 July 31, 2002

Principal       Security
 Amount        Description        Value
----------   ----------------  -----------
U.S. Government Agencies (83.3%)
Federal Farm Credit Bank (20.5%)
$2,305,000   1.72%, 8/1/02.... $ 2,304,890
 5,000,000   3.875%, 12/15/04.   5,125,000
 2,000,000   3.875%, 2/1/05...   2,048,618
 1,000,000   5.75%, 2/9/05....   1,069,430
   500,000   5.10%, 11/9/05...     527,246
    10,000   6.50%, 11/22/05..      10,978
 1,000,000   5.50%, 6/15/06...   1,067,500
 1,000,000   5.125%, 2/14/07..   1,016,834
                               -----------
                                13,170,496
                               -----------
Federal Home Loan Bank (52.6%)
   200,000   5.40%, 11/20/03..     208,219
 2,600,000   3.00%, 12/26/03..   2,624,791
 1,000,000   3.20%, 2/13/04...   1,011,497
 1,000,000   5.25%, 2/13/04...   1,045,095
 1,500,000   3.375%, 6/15/04..   1,524,228
 1,000,000   4.75%, 6/28/04...   1,043,750
   100,000   2.95%, 8/13/04...     100,435
   500,000   3.375%, 11/15/04.     507,500
 3,000,000   4.125%, 11/15/04.   3,097,500
   430,000   4.00%, 11/26/04..     432,270
 1,500,000   5.25%, 5/13/05...   1,592,421
   500,000   5.45%, 7/25/05...     515,515
 1,000,000   3.25%, 8/15/05...   1,002,500
 1,000,000   6.875%, 8/15/05..   1,109,681
    15,000   6.34%, 10/19/05..      16,433
 8,000,000   5.375%, 5/15/06..   8,513,000
 1,000,000   5.25%, 8/15/06...   1,061,250
 1,000,000   4.875%, 11/15/06.   1,044,755

Principal                 Security
 Amount                  Description             Value
   ----------             ---------------     -----------
U.S. Government Agencies, continued
Federal Home Loan Bank, continued
$3,000,000             4.875%, 2/15/07....... $ 3,128,130
   890,000             5.00%, 3/8/07.........     932,387
   500,000             4.875%, 5/15/07.......     520,568
 1,500,000             7.625%, 5/15/07.......   1,743,719
 1,000,000             4.85%, 7/2/07.........   1,018,245
                                              -----------
                                               33,793,889
                                              -----------
Student Loan Marketing Assoc. (7.7%)
 5,000,000             2.11%, 12/18/02.......   4,968,750
                                              -----------
Tennessee Valley Authority (2.5%)
 1,500,000             6.375%, 6/15/05.......   1,635,000
                                              -----------
  Total U.S. Government Agencies
   (Cost $51,921,820)                          53,568,135
                                              -----------
U.S. Treasury Notes (15.7%)
 2,000,000             6.375%, 8/15/02.......   2,003,900
   235,000             6.25%, 8/31/02........     235,905
 2,000,000             6.25%, 2/15/03........   2,049,064
   500,000             5.875%, 2/15/04.......     529,883
   750,000             6.00%, 8/15/04........     806,485
   300,000             6.50%, 5/15/05........     330,692
 2,200,000             6.50%, 8/15/05........   2,435,898
 1,500,000             7.00%, 7/15/06........   1,709,357
                                              -----------
  Total U.S. Treasury Notes (Cost $9,697,219)  10,101,184
                                              -----------
  Total Investments (Cost $61,619,039)
   (a)--99.0%                                  63,669,319
  Other assets in excess of liabilities--1.0%     635,153
                                              -----------
  Net Assets--100.0%                          $64,304,472
                                              ===========

--------
(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

                    Unrealized appreciation.... $2,050,390
                    Unrealized depreciation....       (110)
                                                ----------
                    Net unrealized appreciation $2,050,280
                                                ==========

   Aggregate cost for federal income tax purposes is substantially the same.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Tax-Free Securities Fund

                       Schedule of Portfolio Investments
                                 July 31, 2002

 Principal             Security
  Amount              Description              Value
----------- ------------------------------- ------------
Alternative Minimum Tax Paper (14.4%)
Hawaii (14.1%)
$ 3,000,000 Hawaii Airport System Revenue,
             5.63%, 7/1/18, FGIC........... $  3,179,730
 15,375,000 Hawaii Airport System Revenue,
             Second Series, 6.90%, 7/1/12,
             Escrowed to Maturity, MBIA....   18,578,689
  3,000,000 Hawaii Department of Budget &
             Finance Special Purpose
             Revenue, Hawaiian Electric
             Co., 5.70%, 7/1/20, Callable
             7/1/10 @ 101, AMBAC...........    3,198,120
  2,145,000 Hawaii Department of Budget &
             Finance Special Purpose
             Revenue, Hawaiian Electric
             Co., 6.55%, 12/1/22, Callable
             12/1/02 @ 102, MBIA...........    2,219,088
 11,000,000 Hawaii Department of Budget &
             Finance Special Purpose
             Revenue, Hawaiian Electric
             Co., Series A, 6.60%, 1/1/25,
             Callable 1/1/05 @101, MBIA....   12,017,170
  5,000,000 Hawaii Department of Budget &
             Finance Special Purpose
             Revenue, Hawaiian Electric
             Co., Series A, 6.20%, 5/1/26,
             Callable 5/1/06 @ 101, MBIA...    5,498,100
  7,200,000 Hawaii Department of Budget &
             Finance Special Purpose
             Revenue, Hawaiian Electric
             Co., Series A, 5.65%, 10/1/27,
             Callable 10/1/12 @101, MBIA...    7,627,536
  2,650,000 Hawaii Harbor Capital
             Improvement Revenue,
             6.10%, 7/1/07, Callable
             7/1/04 @102, FGIC.............    2,883,704
  4,660,000 Hawaii Harbor Capital
             Improvement Revenue,
             6.38%, 7/1/24 Callable
             7/1/04 @ 102, FGIC............    5,078,142
  1,500,000 Hawaii Harbor System Revenue,
             Series B, 5.50%, 7/1/19,
             Callable 7/1/12 @ 100,
             AMBAC.........................    1,589,220
  3,370,000 Hawaii Housing Finance &
             Development Corp., Single
             Family Mortgage Revenue,
             Series A, 6.00%, 7/1/26,
             Callable 7/1/04 @ 102, FNMA...    3,438,950
                                            ------------
                                              65,308,449
                                            ------------
Ohio (0.3%)
  1,500,000 Ohio Housing Finance Agency
             Mortgage Revenue, Series E,
             1.50%*, 9/1/34, FHLB..........    1,500,000
                                            ------------
  Total Alternative Minimum Tax Paper
   (Cost $59,766,532)                         66,808,449
                                            ------------

 Principal              Security
  Amount               Description               Value
----------- --------------------------------- ------------
Municipal Bonds (84.0%)
Arizona (1.5%)
$ 1,000,000 Maricopa School District No. 69
             Paradise Valley GO,
             5.40%, 7/1/12, Callable 7/1/05
             @ 101, MBIA..................... $  1,053,680
  1,000,000 Mesa GO, 5.00%, 7/1/13, FGIC.....    1,061,640
  2,150,000 Phoenix Civic Improvement Corp.
             Revenue, 5.25%, 7/1/16, MBIA....    2,235,527
  2,510,000 Scottsdale GO, 5.38%, 7/1/16,
             Callable 7/1/11 @ 101...........    2,726,914
                                              ------------
                                                 7,077,761
                                              ------------
California (0.6%)
  2,745,000 San Francisco City & County
             Airport Community
             International Airport Revenue,
             Second Series, 5.63%, 5/1/21,
             Callable 5/1/06 @ 101, FGIC.....    2,884,830
                                              ------------
Colorado (0.9%)
    600,000 Adams & Arapahoe Counties
             School District No. 28 GO,
             Series C, 5.35%, 12/1/15,
             Prerefunded 12/1/12 @ 100,
             FGIC............................      679,314
  3,510,000 Denver City & County Airport
             Revenue, Series E,
             5.50%, 11/15/25, Callable
             11/15/07 @ 101, MBIA............    3,648,750
                                              ------------
                                                 4,328,064
                                              ------------
Connecticut (1.7%)
  3,000,000 Connecticut State Health &
             Educational Facilities Authority
             Revenue, Series V-1,
             1.50%*, 7/1/36..................    3,000,000
  5,000,000 Connecticut State Health &
             Educational Facilities Authority
             Revenue, Series V-2,
             1.50%*, 7/1/36..................    5,000,000
                                              ------------
                                                 8,000,000
                                              ------------
Florida (6.0%)
  3,000,000 Florida State Board of Education
             Capital Outlay GO, Series C,
             5.88%, 6/1/20, Callable
             6/1/10 @ 101, FGIC..............    3,342,930
    700,000 Florida State Board of Education
             Capital Outlay GO, Series E,
             5.25%, 6/1/12, Callable
             6/1/11 @ 101....................      776,573
  5,000,000 Florida State Turnpike Authority
             Revenue, Department of
             Transportation, Series A,
             5.50%, 7/1/17, Callable
             7/1/05 @ 101, FGIC..............    5,286,300
  3,500,000 Florida State Turnpike Authority
             Revenue, Department of
             Transportation, Series A,
             5.75%, 7/1/17, Callable
             7/1/10 @ 101....................    3,876,810

                                   Continued

PACIFIC CAPITAL FUNDS
Tax-Free Securities Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2002

 Principal             Security
  Amount              Description               Value
----------- -------------------------------- ------------
Municipal Bonds, continued
Florida, continued
$ 2,000,000 Miami-Dade County Expressway
             Authority Toll System Revenue,
             6.00%, 7/1/20, Callable 7/1/10
             @ 101, FGIC.................... $  2,238,600
  4,875,000 Orange County Public Service Tax
             Revenue, 6.00%, 10/1/24,
             Callable 10/1/05 @ 102, FGIC...    5,306,389
  3,725,000 Orlando Utilities Community
             Water & Electric Revenue,
             Series D, 6.75%, 10/1/17.......    4,607,825
  2,000,000 Tampa Bay Water Utility System
             Revenue, Series B,
             5.00%, 10/1/21, FGIC...........    2,020,360
                                             ------------
                                               27,455,787
                                             ------------
Georgia (2.8%)
  1,865,000 Georgia Municipal Electric
             Authority Power Revenue,
             Series B, 6.13%, 1/1/14,
             Callable 1/1/03 @ 102, FGIC....    1,933,166
    390,000 Georgia Municipal Electric
             Authority Power Revenue,
             Series W, 6.60%, 1/1/18,
             Escrowed to Maturity, MBIA.....      477,052
  6,420,000 Georgia Municipal Electric
             Authority Power Revenue, Series
             W, 6.60%, 1/1/18, MBIA.........    7,922,472
  2,330,000 Metropolitan Atlanta Rapid
             Transportation Authority Sales
             Tax Revenue, Series P,
             6.25%, 7/1/11, AMBAC...........    2,783,069
                                             ------------
                                               13,115,759
                                             ------------
Hawaii (43.2%)
  1,000,000 Hawaii County GO, Series A,
             4.70%, 2/1/07, Callable 2/1/06
             @ 101.5, FGIC..................    1,071,160
  2,000,000 Hawaii County GO, Series A,
             5.50%, 5/1/08, FGIC............    2,230,440
  1,000,000 Hawaii County GO, Series A,
             4.90%, 2/1/09, Callable 2/1/06
             @ 101.5, FGIC..................    1,058,210
  1,810,000 Hawaii County GO, Series A,
             5.00%, 2/1/10, Callable 2/1/06
             @ 101.5, FGIC..................    1,910,853
  2,095,000 Hawaii County GO, Series A,
             5.10%, 2/1/13, Callable 2/1/06
             @ 101.5, FGIC..................    2,195,309
    605,000 Hawaii County GO, Series A,
             5.60%, 5/1/13, FGIC............      688,799
  1,065,000 Hawaii County GO, Series A,
             5.50%, 7/15/14, FGIC...........    1,173,161
  2,320,000 Hawaii County GO, Series A,
             5.20%, 2/1/15, Callable 2/1/06
             @ 101.5, FGIC..................    2,416,976
  1,340,000 Hawaii County GO, Series A,
             5.50%, 7/15/15, FGIC...........    1,471,883

 Principal              Security
  Amount               Description               Value
----------- --------------------------------- ------------
Municipal Bonds, continued
Hawaii, continued
$ 2,000,000 Hawaii County GO, Series A,
             5.50%, 5/15/16, Callable
             5/15/09 @ 101, FSA.............. $  2,153,440
  3,000,000 Hawaii Department of Budget &
             Finance, Special Purpose
             Revenue, Hawaiian Electric
             Co., Series A, 4.95%, 4/1/12,
             MBIA............................    3,238,740
  2,000,000 Hawaii Department of Budget &
             Finance, Special Purpose
             Revenue, Hawaiian Electric
             Co., Series A, 5.50%, 12/1/14,
             Callable 12/1/09 @ 101,
             AMBAC...........................    2,186,320
  1,700,000 Hawaii Department of Budget &
             Finance, Special Purpose
             Revenue, Kapiolani Health Care
             System, 6.30%, 7/1/08, Callable
             7/1/03 @ 102, MBIA..............    1,797,036
  3,680,000 Hawaii Department of Budget &
             Finance, Special Purpose
             Revenue, Kapiolani Health Care
             System, 6.40%, 7/1/13, Callable
             7/1/03 @ 102, MBIA..............    3,893,330
  1,455,000 Hawaii Department of Budget &
             Finance, Special Purpose
             Revenue, Queens Health
             System, Series A,
             5.88%, 7/1/11, Callable 7/1/06
             @ 102...........................    1,556,268
  3,245,000 Hawaii Department of Budget &
             Finance, Special Purpose
             Revenue, Queens Health
             System, Series A,
             6.05%, 7/1/16, Callable 7/1/06
             @ 102...........................    3,401,993
  2,275,000 Hawaii Department of Budget &
             Finance, Special Purpose
             Revenue, Queens Health
             System, Series A,
             1.30%*, 7/1/26..................    2,275,000
  3,500,000 Hawaii Department of Budget &
             Finance, Special Purpose
             Revenue, Queens Health
             System, Series B,
             5.25%, 7/1/23, Callable 7/1/08
             @ 102, MBIA.....................    3,554,110
  1,400,000 Hawaii Department of
             Transportation, Special Facility
             Revenue, 5.75%, 3/1/13,
             Callable 3/1/03 @ 102...........    1,428,378
  2,795,000 Hawaii Housing Finance &
             Development Corp., Single
             Family Mortgage Revenue,
             Series B, 5.70%, 7/1/13,
             Callable 7/1/04 @ 102, FNMA.....    2,904,201

                                   Continued

PACIFIC CAPITAL FUNDS
Tax-Free Securities Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2002

 Principal              Security
  Amount               Description                Value
----------- ---------------------------------- ------------
Municipal Bonds, continued
Hawaii, continued
$ 1,325,000 Hawaii Housing Finance &
             Development Corp., Single
             Family Mortgage Revenue,
             Series B, 6.90%, 7/1/16, Callable
             8/26/02 @ 101, FNMA.............. $  1,339,217
  5,980,000 Hawaii Housing Finance &
             Development Corp., Single
             Family Mortgage Revenue,
             Series B, 5.85%, 7/1/17,
             Callable 7/1/04 @ 102, FNMA......    6,168,668
  3,475,000 Hawaii Housing Finance &
             Development Corp., Single
             Family Mortgage Revenue,
             Series B, 7.00%, 7/1/31, Callable
             8/26/02 @ 101, FNMA..............    3,512,287
  2,340,000 Hawaii Housing Finance &
             Development Corp., University
             of Hawaii Faculty Housing
             Project Revenue,
             5.70%, 10/1/25, Callable
             10/1/05 @ 101, AMBAC.............    2,452,484
  2,000,000 Hawaii State GO, Series BZ,
             6.00%, 10/1/12, FGIC.............    2,345,640
  1,350,000 Hawaii State GO, Series CH,
             4.75%, 11/1/11, MBIA.............    1,446,890
  1,335,000 Hawaii State GO, Series CH,
             4.75%, 11/1/13, MBIA.............    1,422,349
  3,000,000 Hawaii State GO, Series CM,
             6.50%, 12/1/13, FGIC.............    3,671,190
  1,500,000 Hawaii State GO, Series CN,
             6.25%, 3/1/08, FGIC..............    1,725,150
  4,000,000 Hawaii State GO, Series CN,
             5.25%, 3/1/13, Callable 3/1/07
             @ 102, FGIC......................    4,287,600
  2,000,000 Hawaii State GO, Series CN,
             5.50%, 3/1/14, Callable 3/1/07
             @ 102, FGIC......................    2,159,280
  4,975,000 Hawaii State GO, Series CN,
             5.25%, 3/1/15, Callable 3/1/07
             @ 102, FGIC......................    5,242,954
  5,255,000 Hawaii State GO, Series CP,
             5.00%, 10/1/12, Callable
             10/1/07 @ 101, FGIC..............    5,560,367
  5,300,000 Hawaii State GO, Series CP,
             5.00%, 10/1/13, Callable
             10/1/07 @ 101, FGIC..............    5,582,595
  4,310,000 Hawaii State GO, Series CP,
             5.00%, 10/1/15, Callable
             10/1/07 @ 101, FGIC..............    4,482,572
  3,000,000 Hawaii State GO, Series CP,
             5.00%, 10/1/16, Callable
             10/1/07 @ 101, FGIC..............    3,104,610
  2,050,000 Hawaii State GO, Series CP,
             5.00%, 10/1/17, Callable
             10/1/07 @ 101, FGIC..............    2,111,992
  3,150,000 Hawaii State GO, Series CR,
             5.00%, 4/1/16, Callable 4/1/08
             @ 101, MBIA......................    3,266,550

 Principal             Security
  Amount              Description              Value
----------- ------------------------------- ------------
Municipal Bonds, continued
Hawaii, continued
$ 5,500,000 Hawaii State GO, Series CR,
             5.00%, 4/1/17, Callable 4/1/08
             @ 101, MBIA................... $  5,676,109
  1,000,000 Hawaii State GO, Series CR,
             4.75%, 4/1/18, Callable 4/1/08
             @ 101, MBIA...................    1,010,170
  2,000,000 Hawaii State GO, Series CS,
             5.00%, 4/1/07, MBIA...........    2,177,060
  2,200,000 Hawaii State GO, Series CS,
             5.00%, 4/1/08, MBIA...........    2,393,798
  2,000,000 Hawaii State GO, Series CT,
             5.88%, 9/1/16, Prerefunded
             9/1/09 @ 101, FSA.............    2,320,440
  2,000,000 Hawaii State GO, Series CT,
             5.88%, 9/1/17, Prerefunded
             9/1/09 @ 101, FSA.............    2,320,440
  1,000,000 Hawaii State GO, Series CU,
             5.50%, 10/1/17, MBIA..........    1,130,180
  4,000,000 Hawaii State GO, Series
             CV, 5.00%, 8/1/20, FGIC.......    4,078,320
  3,000,000 Hawaii State GO, Series CV,
             5.25%, 8/1/21, FGIC...........    3,090,990
  2,000,000 Hawaii State Highway Revenue,
             4.88%, 7/1/07, Callable 7/1/03
             @ 102, FGIC...................    2,073,060
  1,000,000 Hawaii State Highway Revenue,
             5.25%, 7/1/14, Callable 7/1/08
             @ 101, FGIC...................    1,063,280
  2,000,000 Hawaii State Highway Revenue,
             5.38%, 7/1/14, FSA............    2,179,220
  2,325,000 Hawaii State Highway Revenue,
             5.38%, 7/1/15, FSA............    2,513,581
  1,250,000 Hawaii State Highway Revenue,
             5.25%, 7/1/16, Callable 7/1/06
             @ 102, MBIA...................    1,304,013
  1,350,000 Hawaii State Highway Revenue,
             5.38%, 7/1/17, FSA............    1,430,555
  2,530,000 Hawaii State Highway Revenue,
             5.38%, 7/1/18, FSA............    2,665,456
  2,125,000 Honolulu City & County GO,
             Series A, 6.00%, 1/1/11,
             Escrowed to Maturity, FGIC....    2,471,906
    875,000 Honolulu City & County GO,
             Series A, 6.00%, 1/1/11, FGIC.    1,011,010
  4,820,000 Honolulu City & County GO,
             Series A, 5.75%, 4/1/11,
             Escrowed to Maturity, FGIC....    5,538,179
    465,000 Honolulu City & County GO,
             Series A, 5.75%, 4/1/12,
             Escrowed to Maturity, FGIC....      536,875
  1,865,000 Honolulu City & County GO,
             Series A, 5.75%, 4/1/12, FGIC.    2,137,048
    370,000 Honolulu City & County GO,
             Series A, 5.00%, 11/1/12,
             Prerefunded 11/1/07 @ 100,
             MBIA..........................      408,066

                                   Continued

PACIFIC CAPITAL FUNDS
Tax-Free Securities Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2002

 Principal             Security
  Amount              Description               Value
----------- -------------------------------- ------------
Municipal Bonds, continued
Hawaii, continued
$ 1,010,000 Honolulu City & County GO,
             Series A, 5.00%, 11/1/12,
             Callable 11/1/05 @ 101, MBIA... $  1,051,723
    850,000 Honolulu City & County GO,
             Series A, 5.75%, 4/1/13,
             Escrowed to Maturity, FGIC.....      983,578
  3,345,000 Honolulu City & County GO,
             Series A, 5.75%, 4/1/13, FGIC..    3,848,623
      5,000 Honolulu City & County GO,
             Series A, 5.63%, 9/1/13,
             Callable 9/1/06 @102, FGIC.....        5,393
  1,670,000 Honolulu City & County GO,
             Series A, 5.63%, 9/1/13,
             Prerefunded 9/1/08@ 100,
             FGIC...........................    1,891,843
  1,220,000 Honolulu City & County GO,
             Series A, 1.25%*, 1/1/15.......    1,220,000
  1,255,000 Honolulu City & County GO,
             Series A, 1.25%*, 1/1/18.......    1,255,000
  3,500,000 Honolulu City & County GO,
             Series A, 5.38%, 9/1/18, FSA...    3,709,860
  1,000,000 Honolulu City & County GO,
             Series B, 5.13%, 7/1/10,
             Callable 7/1/09 @101, FGIC.....    1,094,510
    295,000 Honolulu City & County GO,
             Series B, 5.25%, 10/1/12,
             Escrowed to Maturity, FGIC.....      330,220
    640,000 Honolulu City & County GO,
             Series B, 5.25%, 10/1/12, FGIC.      710,714
  2,595,000 Honolulu City & County GO,
             Series B, 5.13%, 7/1/18,
             Callable 7/1/09 @101, FGIC.....    2,695,219
  3,000,000 Honolulu City & County GO,
             Series C, 5.50%, 11/1/09, FGIC.    3,376,500
  2,500,000 Honolulu City & County GO,
             Series C, 5.13%, 7/1/16,
             Callable 7/1/09 @ 101, FGIC....    2,623,825
  4,000,000 Honolulu City & County Waste
             Water System Revenue, Junior
             Series, 5.00%, 7/1/23, Callable
             7/1/09 @ 101, FGIC.............    4,010,240
  2,320,000 Honolulu City & County Water
             GO, 6.00%, 12/1/11, Escrowed
             to Maturity, FGIC..............    2,733,331
    935,000 Honolulu City & County Water
             GO, 6.00%, 12/1/14, Escrowed
             to Maturity, FGIC..............    1,110,443
  1,340,000 Kauai County GO, Series C,
             5.90%, 8/1/09, AMBAC...........    1,536,069
    935,000 Maui County GO, 5.25%, 9/1/06,
             Callable 9/1/03 @ 101, FGIC....      977,131
  1,000,000 Maui County GO,
             6.00%, 12/15/08, FGIC..........    1,154,980
  1,180,000 Maui County GO,
             5.13%, 12/15/10, Callable
             12/15/03 @ 101, FGIC...........    1,227,389

 Principal              Security
  Amount               Description               Value
----------- --------------------------------- ------------
Municipal Bonds, continued
Hawaii, continued
$ 1,005,000 Maui County GO, Series A,
             5.10% 9/1/11, Callable 9/1/07
             @ 101, FGIC ,................... $  1,072,074
  1,020,000 Maui County GO, Series A,
             5.90%, 6/1/14, Prerefunded
             6/1/06 @ 101, MBIA..............    1,155,303
  1,160,000 Maui County GO, Series A,
             5.13%, 3/1/15, Callable 3/1/08
             @ 101, FGIC.....................    1,216,086
  2,040,000 Maui County GO, Series A,
             5.38%, 3/1/17, Callable 3/1/08
             @ 101, FGIC.....................    2,146,060
  1,125,000 Maui County GO, Series C,
             5.25%, 3/1/18, FGIC.............    1,178,719
  1,000,000 University of Hawaii System
             Revenue, Series A,
             5.50%, 7/15/16, FGIC............    1,095,390
  1,205,000 University of Hawaii System
             Revenue, Series A,
             5.50%, 7/15/22, FGIC............    1,270,070
  1,000,000 University of Hawaii University
             System Revenue Bonds, Series A,
             5.50%, 7/15/29, FGIC............    1,045,950
                                              ------------
                                               199,744,001
                                              ------------
Kansas (1.3%)
  3,725,000 Burlington Pollution Control
             Revenue, Kansas Gas &
             Electric Co. Project,
             7.00%, 6/1/31, Callable
             3/18/02 @ 102, MBIA.............    3,809,111
  2,195,000 Kansas City Utilities System
             Revenue, 6.38%, 9/1/23,
             Callable 9/1/04 @ 102, FGIC.....    2,420,141
                                              ------------
                                                 6,229,252
                                              ------------
Kentucky (0.3%)
  1,250,000 Kentucky State Property &
             Buildings Commission
             Revenue, 2nd Series,
             5.50%, 11/1/16, FSA.............    1,380,725
                                              ------------
Massachusetts (1.5%)
  1,000,000 Massachusetts State GO, Series C,
             5.75%, 10/1/20, Prerefunded
             10/1/10 @ 100...................    1,149,970
  5,000,000 Massachusetts State GO, Series D,
             5.25%, 11/1/17, MBIA............    5,605,649
     80,000 Massachusetts State Water
             Pollution Abatement Revenue,
             Series 2, 5.70%, 2/1/13,
             Callable 2/1/05 @ 102...........       87,256
                                              ------------
                                                 6,842,875
                                              ------------
Michigan (5.6%)
  3,000,000 Caledonia Community Schools
             GO, 5.50%, 5/1/23, FGIC.........    3,112,590
  2,900,000 Eastern Michigan University
             Revenue, 1.50%*, 6/1/27, FGIC...    2,900,000

                                   Continued

PACIFIC CAPITAL FUNDS
Tax-Free Securities Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2002

 Principal              Security
  Amount               Description               Value
----------- --------------------------------- ------------
Municipal Bonds, continued
Michigan, continued
$ 5,000,000 Michigan Municipal Building
             Authority Revenue, Clean
             Water Revolving Fund,
             5.25%, 10/1/19.................. $  5,228,900
  3,000,000 Michigan Municipal Building
             Authority Revenue, Clean
             Water Revolving Fund,
             5.50%, 10/1/21, Callable
             10/1/10 @ 101...................    3,172,140
  1,500,000 Michigan State Building Authority
             Revenue, Series II,
             5.00%, 10/15/12, Callable
             10/15/07 @ 101..................    1,589,820
  3,000,000 Michigan State GO,
             5.50%, 12/1/13..................    3,415,140
  1,420,000 Michigan State GO,
             5.40%, 11/1/19, Callable
             11/1/05 @ 101...................    1,473,704
  2,245,000 Michigan State Strategic Fund
             Ltd. Obligation Revenue,
             6.95%, 5/1/11, FGIC.............    2,762,742
  2,250,000 Saline Area Schools GO,
             5.50%, 5/1/15, Callable 5/1/05
             @ 101, FGIC.....................    2,407,635
                                              ------------
                                                26,062,671
                                              ------------
Minnesota (0.7%)
  2,280,000 Minneapolis GO, Series B,
             1.35%*, 12/1/05.................    2,280,000
  1,000,000 St. Paul Special Assessment GO,
             Series B, 5.00%, 3/1/13.........    1,060,230
                                              ------------
                                                 3,340,230
                                              ------------
Missouri (1.0%)
  2,000,000 University of Missouri Revenue,
             Series B, 5.38%, 11/1/16........    2,165,540
  2,090,000 University of Missouri Revenue,
             Series B, 5.38%, 11/1/17........    2,246,478
                                              ------------
                                                 4,412,018
                                              ------------
Montana (0.4%)
  2,000,000 Montana State Health Facilities
             Authority Revenue, Series A,
             1.45%*, 12/1/15, FGIC...........    2,000,000
                                              ------------
New Mexico (0.4%)
  1,625,000 Sante Fe Gross Receipts Tax
             Revenue, Series B,
             5.63%, 6/1/16, Callable 6/1/06
             @ 102, AMBAC....................    1,730,040
                                              ------------
New York (3.0%)
  1,800,000 New York GO, Series E,
             5.75%, 5/15/24, Callable
             5/15/10 @ 101, FGIC.............    1,920,996
  1,000,000 New York GO, Series E5,
             1.55%*, 8/1/10..................    1,000,000
  2,300,000 New York GO, Series E5,
             1.55%*, 8/1/17..................    2,300,000

 Principal              Security
  Amount               Description               Value
----------- --------------------------------- ------------
Municipal Bonds, continued
New York, continued
$ 5,000,000 New York State Thruway
             Authority General Revenue,
             Series D, 5.50%, 1/1/16,
             Callable 1/1/07 @ 102........... $  5,339,900
  2,000,000 Revenue, Highway & Bridge Trust
             Fund, Series A, 5.80%, 4/1/18,
             Callable 4/1/10 @ 101, FSA......    2,201,380
  1,000,000 New York State Thruway
             Authority Revenue, Highway &
             Bridge Trust Fund, Series B,
             5.25%, 4/1/12, AMBAC............    1,106,010
                                              ------------
                                                13,868,286
                                              ------------
Ohio (2.5%)
  2,320,000 Cleveland Package Facilities
             Revenue, 5.50%, 9/15/16,
             Callable 9/15/06 @ 102, MBIA....    2,470,893
  3,165,000 Columbus Municipal Airport
             Authority Revenue, Port
             Columbus Improvement, Series B,
             5.00%, 1/1/16, Callable 1/1/08 @
             101, AMBAC......................    3,271,091
  1,000,000 Hamilton County Sales Tax
             Revenue, Series B,
             5.25%, 12/1/18, AMBAC...........    1,050,100
  1,000,000 Ohio State Building Authority,
             Adult Correction Facility
             Revenue, Series A,
             5.50%, 10/1/14, FSA.............    1,106,720
  2,250,000 Ohio State Community Turnpike
             Revenue, Series B,
             5.50%, 2/15/12, FSA.............    2,545,650
  1,000,000 Ohio State Water Development
             Authority Pollution Control
             Facilities Revenue,
             5.50%, 12/1/15, Callable
             6/1/05 @ 101, MBIA..............    1,071,530
                                              ------------
                                                11,515,984
                                              ------------
Oregon (1.9%)
  3,100,000 Clackamas Community College
             District GO, 5.25%, 6/15/16,
             FGIC............................    3,310,211
  5,000,000 Portland Sewer System Revenue,
             Series A, 5.75%, 8/1/18, FGIC...    5,489,350
                                              ------------
                                                 8,799,561
                                              ------------
Pennsylvania (0.7%)
  3,000,000 Allegheny County Port Authority
             Special Revenue, 5.00%, 3/1/21,
             Callable 3/1/11 @ 101, FGIC.....    3,036,330
                                              ------------
Tennessee (1.5%)
  4,730,000 Shelby County GO, Series A,
             5.63%, 4/1/15, Callable 4/1/05
             @ 101...........................    5,075,574
  1,600,000 Shelby County GO, Series B,
             5.25%, 8/1/17, Callable 8/1/07
             @ 101...........................    1,671,008
                                              ------------
                                                 6,746,582
                                              ------------

                                   Continued

PACIFIC CAPITAL FUNDS
Tax-Free Securities Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2002

 Principal             Security
  Amount              Description              Value
----------- ------------------------------- ------------
Municipal Bonds, continued
Virginia (3.1%)
$ 2,995,000 Fairfax County Public
             Improvement GO, Series A,
             5.50%, 6/1/14, Callable 6/1/03
             @ 102......................... $  3,156,760
  3,650,000 Norfolk Water Revenue,
             5.75%, 11/1/13, Callable
             11/1/05 @ 102, MBIA...........    4,060,990
  1,750,000 Richmond GO, Series B,
             5.20%, 1/15/14, Callable
             1/15/06 @ 102, FGIC...........    1,842,225
  5,000,000 Virginia State Public School
             Authority Special Obligation
             Chesapeake School Financing
             Revenue, 5.63%, 6/1/15,
             Callable 6/1/05 @ 102.........    5,356,750
                                            ------------
                                              14,416,725
                                            ------------
Washington (3.4%)
  3,475,000 Douglas County School District
             No. 206 Eastmont GO,
             5.00%, 12/1/17, FGIC..........    3,595,166
  3,000,000 King County Sewer Revenue,
             Second Series, 6.25%, 1/1/14,
             Callable 1/1/09 @ 101, FGIC...    3,393,990

 Shares or
 Principal               Security
  Amount                Description                Value
 -----------   -------------------------------  ------------
Municipal Bonds, continued
Washington, continued
$ 1,000,000   Snohomish County GO,
               5.70%, 12/1/14, MBIA............ $  1,097,610
  2,880,000   Snohomish County Limited Tax
               GO, 5.25%, 12/1/12, MBIA........    3,176,525
  4,000,000   Washington State GO, Series A,
               5.63%, 7/1/19...................    4,274,440
                                                ------------
                                                  15,537,731
                                                ------------
  Total Municipal Bonds (Cost $361,793,586)      388,525,212
                                                ------------
Investment Companies (0.6%)
  2,924,217   Dreyfus Tax Exempt Cash
               Management Fund, Institutional
               Shares..........................    2,924,217
                                                ------------
  Total Investment Companies (Cost $2,924,217)     2,924,217
                                                ------------
  Total Investments (Cost $424,484,335)
   (a)--99.0%                                    458,257,878
  Other assets in excess of liabilities--1.0%      4,697,728
                                                ------------
  Net Assets--100.0%                            $462,955,606
                                                ============

--------
* Variable rate security. Rate represents rate in effect on July 31, 2002. Maturity reflects final maturity date.
(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation of securities as follows:

                    Unrealized appreciation.... $33,773,543
                    Unrealized depreciation....          --
                                                -----------
                    Net unrealized appreciation $33,773,543
                                                ===========

Aggregate cost for federal income tax purposes is substantially the same.

AMBAC--Insured by AMBAC Indemnity Corporation
FGIC--Insured by the Financial Guaranty Insurance Company
FHLB--Insured by Federal Home Loan Bank collateral
FNMA--Insured by Federal National Mortgage Association collateral
FSA--Insured by Financial Security Assurance
GO--General Obligation
MBIA--Insured by MBIA, Inc.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Tax-Free Short Intermediate Securities Fund

                       Schedule of Portfolio Investments
                                 July 31, 2002

Principal               Security
 Amount                Description                Value
---------- ----------------------------------- -----------
Alternative Minimum Tax Paper (13.1%)
Hawaii (7.1%)
$1,000,000 Hawaii State Airport System
            Revenue, 4.75%, 7/1/06, FGIC...... $ 1,056,830
   585,000 Hawaii State Harbor Capital
            Improvements Revenue, 5.80%,
            7/1/04, FGIC......................     627,143
 1,885,000 Hawaii State Housing Finance &
            Development Corp., Single
            Family Mortgage Revenue,
            Series A, 4.75%, 7/1/06, FNMA.....   1,966,753
                                               -----------
                                                 3,650,726
                                               -----------
Ohio (1.9%)
 1,000,000 Ohio Housing Finance Agency
            Mortgage Revenue, Series E,
            1.50%*, 9/1/34, FHLB..............   1,000,000
                                               -----------
Texas (2.0%)
 1,000,000 Austin Airport System Revenue,
            Series A, 6.00%, 11/15/02, MBIA...   1,012,820
                                               -----------
Utah (2.1%)
 1,000,000 Utah State Board of Regents Student
            Loan Revenue, Series N, 5.90%,
            11/1/07, Callable 11/1/05 @ 102,
            AMBAC.............................   1,104,360
                                               -----------
  Total Alternative Minimum Tax Paper
   (Cost $6,537,180)                             6,767,906
                                               -----------
Municipal Bonds (85.6%)
Colorado (2.0%)
 1,000,000 Metro Wastewater Reclamation
            District Sewer Revenue, Series A,
            5.25%, 4/1/03.....................   1,024,480
                                               -----------
Connecticut (0.1%)
    25,000 Connecticut State GO, Series E,
            4.75%, 3/15/08, Prerefunded
            3/15/04 @ 101.50..................      26,580
                                               -----------
Hawaii (44.9%)
   775,000 Hawaii County GO, Series A,
            5.20%, 5/1/04, FGIC...............     820,167
 1,000,000 Hawaii Department of Budget &
            Finance, Special Purpose
            Revenue, Queens Health System,
            Series A, 1.30%*, 7/1/26..........   1,000,000
 2,000,000 Hawaii State Airport System
            Revenue, First Series, 5.60%,
            7/1/04, MBIA......................   2,132,759
   475,000 Hawaii State GO, Series CD, 5.00%,
            2/1/03............................     482,762
 1,000,000 Hawaii State GO, Series CN, 6.25%,
            3/1/08, FGIC......................   1,150,100
   800,000 Hawaii State GO, Series CO, 6.00%,
            9/1/05, FGIC......................     887,800
 1,000,000 Hawaii State GO, Series CO, 6.00%,
            9/1/06, FGIC......................   1,130,550
 1,150,000 Hawaii State GO, Series CP, 5.50%,
            10/1/07, FGIC.....................   1,289,254

Principal              Security
 Amount               Description                Value
---------- ---------------------------------- -----------
Municipal Bonds, continued
Hawaii, continued
$1,000,000 Hawaii State GO, Series CQ, 5.00%,
            10/1/02, FGIC.................... $ 1,005,460
 1,000,000 Hawaii State GO, Series CR, 5.25%,
            4/1/13, Callable 4/1/08 @ 101,
            MBIA.............................   1,069,600
 1,000,000 Hawaii State GO, Series CS, 5.00%,
            4/1/07, MBIA.....................   1,088,530
 1,000,000 Hawaii State GO, Series CT, 5.25%,
            9/1/07, FSA......................   1,107,590
 1,000,000 Hawaii State GO, Series CU, 5.75%,
            10/1/10, MBIA....................   1,143,890
 1,250,000 Hawaii State GO, Series CV, 5.50%,
            8/1/08, FGIC.....................   1,399,775
 1,000,000 Hawaii State Harbor System
            Revenue, Series A, 4.50%, 7/1/08,
            AMBAC............................   1,064,990
   485,000 Hawaii State Highway Revenue,
            3.75%, 7/1/03....................     493,361
   750,000 Hawaii State Highway Revenue,
            4.85%, 7/1/09, FSA...............     810,653
 1,200,000 Hawaii State Housing Finance &
            Development Corp., Single
            Family Mortgage Revenue,
            Series B, 4.80%, 7/1/07, FNMA....   1,269,720
 1,500,000 Honolulu City & County GO, Series
            A, 1.25%*, 1/1/10................   1,500,000
 1,150,000 Honolulu City & County Waste
            Water System Revenue, 5.00%,
            7/1/09, FGIC.....................   1,253,500
 1,000,000 Honolulu City & County Waste
            Water System Revenue, Series
            SR, 5.00%, 7/1/07, AMBAC.........   1,092,960
                                              -----------
                                               23,193,421
                                              -----------
Illinois (1.0%)
   500,000 Chicago GO, Series A, 4.25%,
            1/1/07, MBIA.....................     525,810
                                              -----------
Kansas (6.2%)
 1,075,000 Johnson County, Unified School
            District #233 GO, Series C,
            5.00%, 9/1/05, FGIC..............   1,160,936
 1,000,000 Kansas State Department of
            Transportation Highway Revenue,
            Series A, 5.10%, 3/1/03..........   1,020,250
 1,000,000 Wyandotte County & Kansas City
            Unified Government Utility
            System Revenue, 4.50%, 9/1/03,
            MBIA.............................   1,031,670
                                              -----------
                                                3,212,856
                                              -----------
Maine (1.0%)
   500,000 Maine State, GO, 3.00%, 6/15/03...     506,690
                                              -----------
Michigan (6.6%)
   825,000 Eastern Michigan University
            Revenue, 1.50%*, 6/1/27, FGIC....     825,000
 1,000,000 Huron Valley School District GO,
            3.00%, 5/1/05....................   1,019,790

                                   Continued

PACIFIC CAPITAL FUNDS
Tax-Free Short Intermediate Securities Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2002

Principal              Security
 Amount               Description               Value
---------- --------------------------------- -----------
Municipal Bonds, continued
Michigan, continued
$1,500,000 Michigan State Building Authority
            Revenue, Series II,
            5.00%, 10/15/12, Callable
            10/15/07 @ 101.................. $ 1,589,819
                                             -----------
                                               3,434,609
                                             -----------
Minnesota (2.5%)
 1,295,000 Minneapolis Convention Center,
            GO, 1.35%*, 12/1/18.............   1,295,000
                                             -----------
Mississippi (2.6%)
 1,200,000 Mississippi State GO,
            5.50%, 9/1/09...................   1,351,572
                                             -----------
New Jersey (3.4%)
 1,750,000 New Jersey State Transportation
            Corp., Capital Grant Revenue
            Anticipation Notes, Series B,
            5.50%, 2/1/11, AMBAC............   1,780,677
                                             -----------
New York (4.1%)
 1,000,000 New York GO, Series F,
            4.00%, 8/1/03...................   1,023,450
 1,000,000 New York State Thruway Authority
            Revenue, Highway & Bridge
            Trust Fund, Series B,
            5.25%, 4/1/12, AMBAC............   1,106,010
                                             -----------
                                               2,129,460
                                             -----------
Ohio (1.0%)
   500,000 Ohio State Building Authority,
            Juvenile Correctional Facility
            Revenue, Series A,
            4.00%, 4/1/03...................     508,580
                                             -----------

Shares or
Principal               Security
 Amount                Description               Value
 ----------  -------------------------------  -----------
Municipal Bonds, continued
Texas (3.9%)
$1,000,000   Texas Municipal Power Agency
              Revenue, 3.75%, 9/1/05,
              AMBAC.......................... $ 1,027,730
 1,000,000   Texas State Tax & Revenue
              Anticipation Notes, Series A,
              3.75%, 8/29/02.................   1,001,935
                                              -----------
                                                2,029,665
                                              -----------
Utah (2.1%)
 1,000,000   Utah State GO, Series F,
              5.00%, 7/1/12..................   1,096,790
                                              -----------
Washington (4.2%)
 1,000,000   Seattle Municipal Light & Power
              Revenue, 5.25%, 3/1/07, FSA....   1,096,780
 1,000,000   Washington State GO, Series A,
              5.80%, 9/1/08..................   1,071,250
                                              -----------
                                                2,168,030
                                              -----------
  Total Municipal Bonds (Cost $42,841,862)     44,284,220
                                              -----------
Investment Companies (0.2%)
   123,622   Dreyfus Tax Exempt Cash
              Management Fund, Institutional
              Shares.........................     123,622
                                              -----------
  Total Investment Companies (Cost $123,622)      123,622
                                              -----------
  Total Investments (Cost $49,502,664)
   (a)--98.9%                                  51,175,748
  Other assets in excess of liabilities--1.1%     580,131
                                              -----------
  Net Assets--100.0%                          $51,755,879
                                              ===========

--------
*   Variable rate security. Rate represents rate in effect on July   31, 2002.
   Maturity reflects final maturity date.
(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation of securities as follows:

              Unrealized appreciation................. $1,673,084
              Unrealized depreciation.................         --
                                                       ----------
              Net unrealized appreciation............. $1,673,084
                                                       ==========

Aggregate cost for federal income tax purposes is substantially the same.
AMBAC--Insured by AMBAC Indemnity Corporation
FGIC--Insured by the Financial Guaranty Insurance Company
FHLB--Insured by Federal Home Loan Bank collateral
FNMA--Insured by Federal National Mortgage Association collateral
FSA--Insured by Financial Security Assurance
GO--General Obligation
MBIA--Insured by MBIA, Inc.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
International Stock Fund

                       Schedule of Portfolio Investments
                                 July 31, 2002

                   Security
Shares            Description              Value
-------  ------------------------------ -----------
Common Stocks (93.1%)
Australia (1.8%)
Banks (0.8%)
 23,500  Commonwealth Bank of Australia $   398,697
                                        -----------
Retail (1.0%)
 79,624  Woolworths Ltd................     525,706
                                        -----------
                                            924,403
                                        -----------
Belgium (1.1%)
Banks (0.6%)
 23,800  Dexia.........................     302,869
                                        -----------
Beverages (0.5%)
  9,800  Interbrew.....................     275,651
                                        -----------
                                            578,520
                                        -----------
Brazil (0.5%)
Paper Products (0.5%)
 15,200  Aracruz Celulose SA, ADR......     285,000
                                        -----------
Canada (3.8%)
Food Distributors (0.7%)
  9,900  Loblaw Cos., Ltd..............     353,058
                                        -----------
Metals (1.0%)
 20,200  Barrick Gold Corp.............     309,464
 13,800  Inco Ltd. (b).................     235,014
                                        -----------
                                            544,478
                                        -----------
Oil & Gas--Exploration & Production Services (1.7%)
 12,200  Petro-Canada..................     338,825
 13,000  Talisman Energy, Inc..........     528,970
                                        -----------
                                            867,795
                                        -----------
Retail (0.4%)
 14,400  Shoppers Drug Mart Corp. (b)..     197,690
                                        -----------
                                          1,963,021
                                        -----------
Cayman Islands (2.0%)
Oil & Gas--Exploration & Production Services (2.0%)
 29,700  GlobalSantaFe Corp............     669,438
 14,300  Transocean Sedco Forex, Inc...     364,650
                                        -----------
                                          1,034,088
                                        -----------
Denmark (0.5%)
Telecommunications (0.5%)
 11,200  TDC A/S.......................     274,919
                                        -----------
Finland (0.9%)
Paper Products (0.9%)
 20,400  Stora Enso Oyj, Class R.......     238,002
  7,300  UPM-Kymmene Oyj...............     238,325
                                        -----------
                                            476,327
                                        -----------
France (5.3%)
Insurance (0.8%)
 30,900  Axa...........................     394,736
                                        -----------
Internet Services (0.6%)
 55,700  Wanadoo (b)...................     288,332
                                        -----------
Oil & Gas--Exploration & Production Services (1.4%)
  5,074  Total Fina SA, Class B........     733,745
                                        -----------

                     Security
Shares              Description                 Value
------- ------------------------------------ -----------
Common Stocks, continued
France, continued
Pharmaceuticals (1.8%)
  6,600 Aventis SA.......................... $   433,533
  9,500 Sanofi-Synthelabo SA................     560,691
                                             -----------
                                                 994,224
                                             -----------
Television (0.7%)
 15,300 Societe Television Francaise 1......     374,253
                                             -----------
                                               2,785,290
                                             -----------
Germany (3.6%)
Automotive (0.5%)
  6,800 Bayerische Motoren Werke AG.........     256,002
                                             -----------
Chemicals (1.1%)
  6,700 BASF AG.............................     258,149
 10,200 Degussa AG..........................     328,503
                                             -----------
                                                 586,652
                                             -----------
Utilities--Electric (1.1%)
 12,100 E.On AG.............................     589,583
                                             -----------
Utilities--Telecommunications (0.9%)
 40,700 Deutsche Telekom AG.................     462,866
                                             -----------
                                               1,895,103
                                             -----------
Hong Kong (2.6%)
Real Estate (1.5%)
101,000 Sun Hung Kai Properties Ltd.........     757,500
                                             -----------
Utilities--Electric (1.1%)
147,000 CLP Holdings Ltd....................     576,692
                                             -----------
                                               1,334,192
                                             -----------
Indonesia (0.5%)
Utilities--Telecommunications (0.5%)
625,500 PT. Telekomunikasi Indonesia, Tbk...     253,595
                                             -----------
Ireland (1.7%)
Banks (1.0%)
 45,300 Bank of Ireland.....................     504,522
                                             -----------
Building Materials (0.7%)
 25,600 CRH PLC.............................     382,748
                                             -----------
                                                 887,270
                                             -----------
Israel (1.0%)
Pharmaceuticals (1.0%)
  7,500 Teva Pharmaceutical Industries Ltd.,
         ADR................................     500,258
                                             -----------
Italy (5.4%)
Aerospace/Defense (0.7%)
574,600 Finmeccanica SpA....................     380,253
                                             -----------
Banks (0.8%)
106,500 UniCredito Italiano SpA.............     412,430
                                             -----------
Construction (1.0%)
 65,100 Autostrade SpA......................     528,463
                                             -----------
Insurance (1.4%)
 63,100 Riunione Adriatica di Sicurta SpA...     705,859
                                             -----------
Oil & Gas--Exploration & Production Services (1.0%)
 36,100 ENI SpA.............................     545,398
                                             -----------

                                   Continued

PACIFIC CAPITAL FUNDS
International Stock Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2002

                   Security
Shares            Description              Value
------- ------------------------------- -----------
Common Stocks, continued
Italy, continued
Television (0.5%)
 36,200 Mediaset SpA................... $   269,018
                                        -----------
                                          2,841,421
                                        -----------
Japan (19.7%)
Airlines (0.7%)
138,000 Japan Airlines Co., Ltd........     368,737
                                        -----------
Automotive (0.8%)
 60,000 Nissan Motor Co., Ltd..........     419,840
                                        -----------
Building Materials (0.6%)
 51,000 Asahi Glass Co., Ltd...........     310,872
                                        -----------
Business Equipment & Services (1.0%)
 16,000 Canon, Inc.....................     542,418
                                        -----------
Chemicals (0.6%)
  8,500 Shin-Etsu Chemical Co., Ltd....     295,257
                                        -----------
Electrical & Electronic (3.4%)
  8,900 Fanuc Ltd......................     390,155
  1,700 Keyence Corp...................     318,963
  3,900 Rohm Co., Ltd..................     510,621
  3,500 SMC Corp.......................     358,300
  3,000 Tokyo Electron Ltd.............     153,557
                                        -----------
                                          1,731,596
                                        -----------
Electrical Equipment (1.7%)
 11,900 Sony Corp......................     537,567
 90,000 Toshiba Corp...................     338,176
                                        -----------
                                            875,743
                                        -----------
Entertainment--Games (0.5%)
  2,000 Nintendo Co., Ltd..............     250,501
                                        -----------
Financial Services (0.7%)
 66,000 Daiwa Securities Group, Inc....     354,359
                                        -----------
Manufacturing--Consumer Goods (2.1%)
 24,000 Bridgestone Corp...............     338,677
 23,000 Kao Corp.......................     518,537
 20,000 Shiseido Co., Ltd..............     259,519
                                        -----------
                                          1,116,733
                                        -----------
Medical Equipment & Supplies (1.5%)
 12,500 Hoya Corp......................     793,254
                                        -----------
Paper Products (0.6%)
     63 Nippon Unipac Holding..........     331,939
                                        -----------
Pharmaceuticals (0.5%)
  6,000 Takeda Chemical Industries Ltd.     249,499
                                        -----------
Printing & Publishing (1.1%)
 49,000 Dai Nippon Printing Co., Ltd...     555,628
                                        -----------
Real Estate (1.0%)
 66,000 Mitsubishi Estate Co., Ltd.....     526,303
                                        -----------
Retail (0.8%)
  9,000 Ito-Yokado Co., Ltd............     414,078
                                        -----------
Television (0.6%)
  1,410 Nippon Television Network Corp.     315,413
                                        -----------
Transportation (0.6%)
 18,000 Yamato Transport Co., Ltd......     317,134
                                        -----------

                         Security
Shares                  Description                    Value
  -------      ----------------------------------   -----------
Common Stocks, continued
Japan, continued
Utilities--Gas (0.9%)
178,000      Tokyo Gas Co., Ltd.................... $   460,755
                                                    -----------
                                                     10,230,059
                                                    -----------
Luxembourg (0.8%)
Metals (0.8%)
 32,400      Arcelor (b)...........................     409,768
                                                    -----------
Mexico (0.5%)
Retail (0.5%)
117,700      Wal-Mart de Mexico SA de CV,
              Series C.............................     274,697
                                                    -----------
Netherlands (4.9%)
Aerospace/Defense (0.5%)
 16,900      European Aeronautic Defence and
              Space Co.............................     265,929
                                                    -----------
Banks (0.6%)
 20,500      ABN AMRO Holding NV...................     291,424
                                                    -----------
Electronics (0.5%)
 11,100      STMicroelectronics NV.................     236,319
                                                    -----------
Food Products (0.9%)
  8,700      Unilever NV...........................     492,151
                                                    -----------
Insurance (0.9%)
 22,000      ING Groep NV..........................     476,670
                                                    -----------
Oil & Gas--Exploration & Production Services (1.5%)
 17,200      Royal Dutch Petroleum Co..............     785,810
                                                    -----------
                                                      2,548,303
                                                    -----------
Norway (0.4%)
Telecommunications (0.4%)
 63,200      Telenor ASA...........................     223,978
                                                    -----------
Russia (0.8%)
Oil & Gas--Exploration & Production Services (0.8%)
  3,400      OAO LUKOIL, ADR.......................     191,186
  1,600      YUKOS, ADR............................     211,975
                                                    -----------
                                                        403,161
                                                    -----------
Singapore (1.5%)
Banks (0.7%)
 57,000      United Overseas Bank Ltd..............     417,262
                                                    -----------
Electronic Components/Instruments (0.3%)
 16,900      Flextronics International Ltd. (b)....     133,848
                                                    -----------
Publishing (0.5%)
 24,000      Singapore Press Holdings Ltd..........     251,958
                                                    -----------
                                                        803,068
                                                    -----------
South Korea (1.1%)
Chemicals (0.6%)
  9,010      KG Chem Ltd...........................     329,886
                                                    -----------
Electronic Components/Instruments (0.5%)
  1,900      Samsung Electronics Co., Ltd.,
              GDR (c)..............................     265,877
                                                    -----------
                                                        595,763
                                                    -----------

                                   Continued

PACIFIC CAPITAL FUNDS
International Stock Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2002


                    Security
Shares             Description                Value
------- ---------------------------------- -----------
Common Stocks, continued
Spain (3.3%)
Banks (1.9%)
 50,441 Banco Bilbao Vizcaya Argentaria SA $   477,215
 12,100 Banco Popular Espanol SA..........     529,083
                                           -----------
                                             1,006,298
                                           -----------
Retail (0.6%)
 15,400 Industria de Diseno Textil SA (b).     301,963
                                           -----------
Utilities--Telecommunications (0.8%)
 48,900 Telefonica SA (b).................     431,474
                                           -----------
                                             1,739,735
                                           -----------
Sweden (1.7%)
Banks (1.0%)
 58,400 Skandinaviska Enskilda Banken AB,
         Class A..........................     522,049
                                           -----------
Paper Products (0.7%)
 10,900 Svenska Cellulosa AB, B Shares....     364,529
                                           -----------
                                               886,578
                                           -----------
Switzerland (5.0%)
Banks (0.7%)
  8,000 UBS AG (b)........................     352,520
                                           -----------
Chemicals (0.6%)
  6,100 Syngenta AG.......................     311,195
                                           -----------
Food Products (1.0%)
  2,500 Nestle SA.........................     537,317
                                           -----------
Insurance (0.8%)
  8,200 Converium Holding AG (b)..........     413,624
                                           -----------
Pharmaceuticals (1.9%)
 20,458 Novartis AG.......................     833,148
    300 Serono SA, Class B................     156,893
                                           -----------
                                               990,041
                                           -----------
                                             2,604,697
                                           -----------
Taiwan (0.6%)
Electronics (0.6%)
 50,700 United Microelectronics Corp.,
         ADR (b)..........................     301,158
                                           -----------
United Kingdom (22.1%)
Aerospace/Defense (0.6%)
 69,900 BAE SYSTEMS PLC...................     325,409
                                           -----------
Banks (7.5%)
156,900 Barclays PLC......................   1,198,585
 38,000 HBOS PLC..........................     427,418
 36,000 HSBC Holdings PLC.................     413,358
 60,200 Lloyds TSB Group PLC..............     601,414
 45,828 Royal Bank of Scotland Group PLC..   1,202,755
                                           -----------
                                             3,843,530
                                           -----------
Beverages (1.7%)
 71,600 Diageo PLC........................     867,983
                                           -----------
Chemicals (0.5%)
 18,000 BOC Group PLC.....................     252,233
                                           -----------

                        Security
 Shares                Description                Value
 ---------     ------------------------------  -----------
Common Stocks, continued
United Kingdom, continued
Distribution (1.6%)
  319,800     Centrica PLC.................... $   811,836
                                               -----------
Diversified Operations (0.8%)
  108,100     Rentokil Initial PLC............     392,209
                                               -----------
Financial Services (0.5%)
   17,100     Man Group PLC...................     283,432
                                               -----------
Food Products--Distribution (0.9%)
   96,900     Compass Group PLC...............     477,595
                                               -----------
Metals (1.2%)
   55,872     BHP Billiton PLC................     264,468
  408,500     Corus Group PLC (b).............     382,895
                                               -----------
                                                   647,363
                                               -----------
Oil & Gas--Exploration & Production Services (1.0%)
   70,100     BP Amoco PLC....................     544,266
                                               -----------
Retail (1.1%)
  167,700     Tesco PLC.......................     573,083
                                               -----------
Telecommunications (1.0%)
  335,700     Vodafone Group PLC..............     508,698
                                               -----------
Television (1.0%)
   24,600     British Sky Broadcasting Group
               PLC (b)........................     230,196
  194,500     Granada PLC.....................     289,415
                                               -----------
                                                   519,611
                                               -----------
Tobacco (1.2%)
   53,900     British American Tobacco PLC....     605,417
                                               -----------
Transportation (0.5%)
   23,800     Exel PLC........................     279,968
                                               -----------
Utilities--Electric (1.0%)
   79,100     National Grid Group PLC.........     545,871
                                               -----------
                                                11,478,504
                                               -----------
  Total Common Stocks (Cost $51,716,466)        48,532,876
                                               -----------
Equity Linked Notes (1.0%)
India (1.0%)
Consumer Goods & Services (0.5%)
   72,536     Hindustan Lever Ltd. (b)........     255,327
                                               -----------
Software & Computer Services (0.5%)
    4,600     Infosys Technologies Ltd. (b)...     287,731
                                               -----------
  Total Equity Linked Notes (Cost $605,834)        543,058
                                               -----------
Equity Linked Warrants (0.9%)
South Korea (0.9%)
Automotive (0.9%)
   15,860     Hyundai Motor Co., Ltd. (b).....     475,959
                                               -----------
  Total Equity Linked Warrants (Cost $628,799)     475,959
                                               -----------
Investment Companies (4.9%)
2,553,403     LEADER Money Market Fund,
               Institutional Shares...........   2,553,403
                                               -----------
  Total Investment Companies (Cost $2,553,403)   2,553,403
                                               -----------

                                   Continued

PACIFIC CAPITAL FUNDS
International Stock Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2002

                        Security
Shares                 Description             Value
------                  ----------------    -----------
Cash Sweep (0.0%)
7,813                Bank of New York...... $     7,813
                                            -----------
  Total Cash Sweep (Cost $7,813)                  7,813
                                            -----------
  Total Investments (Cost $55,512,315)
   (a)--99.9%                                52,113,109
  Other assets in excess of liabilities--0.1%      58,1
                                            -----------
  Net Assets--100.0%                        $52,171,261
                                            ===========

--------

                          Delivery  Contract    Market     Unrealized
         Currency           Date     Value      Value    (Depreciation)
         --------         -------- ---------  ---------  --------------
         Short Contracts:
         Japanese Yen....  8/2/02  $(842,625) $(879,493)    $(36,868)
                                   =========  =========     ========

--------
(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

                    Unrealized appreciation.... $ 1,407,662
                    Unrealized depreciation....  (4,806,868)
                                                -----------
                    Net unrealized depreciation $(3,399,206)
                                                ===========

   Aggregate cost for federal income tax purposes is substantially the same.

(b) Non-income producing security.

AB--Aktiebolog (Swedish Stock Co.)
ADR--American Depositary Receipt
AG--Aktiengesellschaft (West German Stock Co.)
GDR--Global Depositary Receipt
NV--Naamloze Vennootschaap (Dutch Corp.)
PLC--Public Limited Company
SA--Societe Anonyme (French Corp.)
SpA--Societa per Azioni (Italian Corp.)

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Value Fund

                       Schedule of Portfolio Investments
                                 July 31, 2002

                      Security
Shares               Description                 Value
------- ------------------------------------- ------------
Common Stocks (97.5%)
Aerospace/Defense (1.1%)
 70,830 Raytheon Co.......................... $  2,307,641
                                              ------------
Automotive (1.0%)
153,090 Ford Motor Co........................    2,062,122
                                              ------------
Banks (11.0%)
105,280 Bank of America Corp.................    7,001,120
111,681 Bank of New York Co., Inc............    3,576,026
117,250 BB&T Corp............................    4,340,595
 33,820 Comerica, Inc........................    1,966,971
129,841 FleetBoston Financial Corp...........    3,012,311
 87,650 Mellon Financial Corp................    2,329,737
                                              ------------
                                                22,226,760
                                              ------------
Beverages (4.1%)
 80,780 Anheuser-Busch Cos., Inc.............    4,177,133
 94,690 PepsiCo, Inc.........................    4,065,989
                                              ------------
                                                 8,243,122
                                              ------------
Business Equipment & Services (3.6%)
294,170 Cendant Corp. (b)....................    4,065,429
 38,765 Deluxe Corp..........................    1,507,571
165,680 KPMG Consulting, Inc. (b)............    1,746,267
                                              ------------
                                                 7,319,267
                                              ------------
Capital Goods (1.0%)
 46,550 Deere & Co...........................    1,956,031
                                              ------------
Chemicals (3.3%)
 40,230 Dow Chemical Co......................    1,161,440
 57,016 E.I. du Pont de Nemours & Co.........    2,389,541
 54,140 Eastman Chemical Co..................    2,399,484
 14,790 Praxair, Inc.........................      773,517
                                              ------------
                                                 6,723,982
                                              ------------
Computers & Peripherals (2.0%)
181,283 Hewlett-Packard Co...................    2,565,154
 21,530 International Business Machines Corp.    1,515,712
                                              ------------
                                                 4,080,866
                                              ------------
Consumer Goods & Services (1.2%)
 40,470 Kimberly-Clark Corp..................    2,470,694
                                              ------------
Diversified Operations (3.5%)
124,630 Flowserve Corp. (b)..................    2,149,868
 99,640 Honeywell International, Inc.........    3,224,349
 42,850 Ingersoll-Rand Co., Ltd..............    1,645,012
                                              ------------
                                                 7,019,229
                                              ------------
Electrical Equipment (0.5%)
 19,738 Emerson Electric Co..................    1,005,651
                                              ------------
Electronic Components/Instruments (0.5%)
 55,425 Vishay Intertechnology, Inc. (b).....      944,996
                                              ------------
Electronics--Semiconductors (0.5%)
 42,017 Texas Instruments, Inc...............      972,694
                                              ------------
Entertainment (0.4%)
 20,395 Viacom, Inc., Class B (b)............      793,977
                                              ------------
Environmental Services (0.4%)
131,860 Allied Waste Industries, Inc. (b)....      870,276
                                              ------------

                     Security
Shares              Description                Value
------- ----------------------------------- ------------
Common Stocks, continued
Financial Services (10.9%)
187,563 Citigroup, Inc..................... $  6,290,863
121,735 J.P. Morgan Chase & Co.............    3,038,506
 68,800 Lehman Brothers Holdings, Inc......    3,901,648
 41,000 Morgan Stanley Dean Witter & Co....    1,654,350
142,050 Wells Fargo & Co...................    7,224,663
                                            ------------
                                              22,110,030
                                            ------------
Health Care (1.2%)
 34,660 WellPoint Health Networks, Inc. (b)    2,478,190
                                            ------------
Health Care Facilities (2.3%)
106,290 Apria Healthcare Group, Inc. (b)...    2,489,312
 44,500 Tenet Healthcare Corp. (b).........    2,120,425
                                            ------------
                                               4,609,737
                                            ------------
Insurance (3.7%)
 49,280 ACE Ltd............................    1,560,698
 68,940 Allstate Corp......................    2,620,409
 53,120 American International Group, Inc..    3,395,430
                                            ------------
                                               7,576,537
                                            ------------
Insurance--Life & Health (3.1%)
127,100 AFLAC, Inc.........................    3,992,211
 63,850 Lincoln National Corp..............    2,342,657
                                            ------------
                                               6,334,868
                                            ------------
Metal & Mineral Production (1.3%)
 68,650 Alcoa, Inc.........................    1,856,983
 51,960 United States Steel Corp...........      865,134
                                            ------------
                                               2,722,117
                                            ------------
Oil & Gas--Exploration & Production Services (12.6%)
 51,890 ChevronTexaco Corp.................    3,891,750
237,308 Exxon Mobil Corp...................    8,723,442
124,710 Hanover Compressor Co. (b).........    1,098,695
 30,370 Marathon Oil Corp..................      736,169
 47,470 National-Oilwell, Inc. (b).........      820,282
 29,800 Noble Corp. (b)....................      965,520
207,811 Ocean Energy, Inc..................    4,135,439
100,140 Phillips Petroleum Co..............    5,182,245
                                            ------------
                                              25,553,542
                                            ------------
Paper Products (0.5%)
 19,040 Temple-Inland, Inc.................    1,022,448
                                            ------------
Pharmaceuticals (1.0%)
 36,327 Johnson & Johnson..................    1,925,331
                                            ------------
Publishing (1.2%)
 33,840 Gannett Co., Inc...................    2,433,434
                                            ------------
Real Estate (0.9%)
 55,735 Healthcare Realty Trust, Inc.......    1,755,653
                                            ------------
Restaurants (0.6%)
 34,830 Brinker International, Inc. (b)....    1,135,458
                                            ------------
Retail (4.9%)
 29,720 BJ's Wholesale Club, Inc. (b)......    1,044,658
 88,430 Costco Wholesale Corp. (b).........    3,083,554
 52,700 J.C. Penney Co., Inc...............      927,520
 53,450 Pier 1 Imports, Inc................      924,685

                                   Continued

PACIFIC CAPITAL FUNDS
Value Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2002

                 Security
Shares          Description            Value
-------   ------------------------  ------------
Common Stocks, continued
Retail, continued
116,771   Target Corp.............. $  3,894,313
                                    ------------
                                       9,874,730
                                    ------------
Retail--Food Chain (1.1%)
115,260   Kroger Co. (b)...........    2,245,265
                                    ------------
Savings & Loans (2.9%)
 60,320   Astoria Financial Corp...    2,029,768
104,975   Washington Mutual, Inc...    3,927,115
                                    ------------
                                       5,956,883
                                    ------------
Software & Computer Services (1.3%)
120,709   FileNET Corp. (b)........    1,678,097
 82,040   Sybase, Inc. (b).........      996,786
                                    ------------
                                       2,674,883
                                    ------------
Tobacco & Tobacco Products (1.2%)
 51,924   Philip Morris Cos., Inc..    2,391,100
                                    ------------
Transportation (1.2%)
 40,000   Union Pacific Corp.......    2,346,800
                                    ------------

                          Security
 Shares                  Description               Value
  ---------        -------------------------   ------------
Common Stocks, continued
Utilities--Electric (5.1%)
  136,680         Duke Energy Corp............ $  3,483,973
   45,040         FPL Group, Inc..............    2,551,516
   98,860         TXU Corp....................    4,263,832
                                               ------------
                                                 10,299,321
                                               ------------
Utilities--Telecommunications (6.4%)
   49,860         ALLTEL Corp.................    2,020,327
  102,500         AT&T Corp...................    1,043,450
  170,370         SBC Communications, Inc.....    4,712,434
  154,121         Verizon Communications......    5,085,993
                                               ------------
                                                 12,862,204
                                               ------------
  Total Common Stocks (Cost $219,174,477)       197,305,839
                                               ------------
Investment Companies (3.7%)
7,532,053         LEADER Money Market Fund,
                   Institutional Shares.......    7,532,053
                                               ------------
  Total Investment Companies (Cost $7,532,053)    7,532,053
                                               ------------
  Total Investments (Cost $226,706,530)
   (a)--101.2%                                  204,837,892
  Liabilities in excess of other assets--(1.2)%   (2,517,695
                                               ------------
  Net Assets--100.0%                           $202,320,197
                                               ============

--------
(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

                   Unrealized appreciation.... $ 13,242,885
                   Unrealized depreciation....  (35,111,523)
                                               ------------
                   Net unrealized depreciation $(21,868,638)
                                               ============

   Aggregate cost for federal income tax purposes is substantially the same.

(b) Non-income producing security.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Small Cap Fund

                       Schedule of Portfolio Investments
                                 July 31, 2002

                    Security
Shares             Description               Value
------- --------------------------------- -----------
Common Stocks (93.7%)
Aerospace/Defense (2.1%)
 92,000 AAR Corp......................... $   804,080
 52,700 Kaman Corp.......................     714,085
                                          -----------
                                            1,518,165
                                          -----------
Agricultural Services (1.3%)
 46,600 Delta and Pine Land Co...........     897,516
                                          -----------
Apparel (2.2%)
 39,600 Quiksilver, Inc. (b).............     773,388
 30,200 Stage Stores, Inc. (b)...........     822,950
                                          -----------
                                            1,596,338
                                          -----------
Automotive Parts (1.0%)
110,200 Collins & Aikman Corp. (b).......     695,362
                                          -----------
Banks (9.8%)
 26,560 Associated Banc-Corp.............     940,224
 34,500 Banknorth Group, Inc.............     877,680
 25,200 Community Bank System, Inc.......     766,080
 32,958 F.N.B. Corp......................     975,227
 30,900 FirstMerit Corp..................     739,128
 60,500 Local Financial Corp. (b)........     907,500
 33,800 Provident Financial Group, Inc...     888,940
 60,600 Riggs National Corp..............     788,406
                                          -----------
                                            6,883,185
                                          -----------
Beverages (1.1%)
 24,500 Robert Mondavi Corp., Class A (b)     780,325
                                          -----------
Building Materials (4.0%)
 12,400 Ameron International Corp........     651,000
 42,800 NCI Building Systems, Inc. (b)...     770,400
 25,200 Quanex Corp......................     887,040
 87,470 U.S. Concrete, Inc. (b)..........     558,059
                                          -----------
                                            2,866,499
                                          -----------
Business Equipment & Services (1.3%)
 39,200 Viad Corp........................     894,936
                                          -----------
Chemicals (3.7%)
 34,200 Cytec Industries, Inc. (b).......     956,232
 34,400 FMC Corp. (b)....................     847,616
 79,700 IMC Global, Inc..................     864,745
                                          -----------
                                            2,668,593
                                          -----------
Commercial Services (1.8%)
 45,300 Price Communications Corp. (b)...     635,106
 32,100 SOURCECORP, Inc. (b).............     679,557
                                          -----------
                                            1,314,663
                                          -----------
Computers & Peripherals (1.8%)
145,400 3Com Corp. (b)...................     655,754
 42,200 Avocent Corp. (b)................     634,266
                                          -----------
                                            1,290,020
                                          -----------
Consumer Goods & Services (2.7%)
 86,600 Elizabeth Arden, Inc. (b)........   1,033,138
 72,200 Helen of Troy Ltd. (b)...........     920,550
                                          -----------
                                            1,953,688
                                          -----------

                     Security
Shares              Description                Value
------- ----------------------------------- -----------
Common Stocks, continued
Electronics--Semiconductors (1.3%)
220,800 GlobespanVirata, Inc. (b).......... $   781,632
 22,400 Three-Five Systems, Inc. (b).......     135,520
                                            -----------
                                                917,152
                                            -----------
Financial Services (2.6%)
 56,800 MCG Capital Corp...................     911,072
 34,900 New Century Financial Corp.........     960,797
                                            -----------
                                              1,871,869
                                            -----------
Food Processing & Packaging (1.1%)
 78,100 Del Monte Foods Co. (b)............     779,438
                                            -----------
Health Care Facilities (1.2%)
 43,750 Province Healthcare Co. (b)........     840,000
                                            -----------
Insurance (6.1%)
 26,700 LandAmerica Financial Group, Inc...     855,735
275,700 Meadowbrook Insurance Group, Inc...     760,932
 39,600 PMA Capital Corp., Class A.........     708,840
 31,300 Protective Life Corp...............   1,001,600
 41,100 Selective Insurance Group, Inc.....   1,048,872
                                            -----------
                                              4,375,979
                                            -----------
Machinery/Equipment (1.1%)
 70,610 Gerber Scientific, Inc.............     139,808
 34,500 Regal-Beloit Corp..................     643,425
                                            -----------
                                                783,233
                                            -----------
Manufacturing (2.8%)
 70,500 Paxar Corp. (b)....................   1,138,575
 48,500 Tredegar Corp......................     848,750
                                            -----------
                                              1,987,325
                                            -----------
Medical Instruments (0.6%)
 28,000 Viasys Healthcare, Inc. (b)........     410,200
                                            -----------
Metals (1.6%)
 72,500 AK Steel Holding Corp..............     680,050
 48,600 Allegheny Technologies, Inc........     465,102
                                            -----------
                                              1,145,152
                                            -----------
Multimedia (0.9%)
 39,500 Emmis Communications Corp.,
         Class A (b).......................     626,470
                                            -----------
Oil & Gas--Exploration & Production Services (2.1%)
 27,400 Cal Dive International, Inc. (b)...     525,532
 53,900 Newpark Resources, Inc. (b)........     264,110
251,900 Petroleum Geo-Services ASA, ADR (b)     141,064
137,600 Tesoro Petroleum Corp. (b).........     577,920
                                            -----------
                                              1,508,626
                                            -----------
Paper Products (1.2%)
 58,100 P.H. Glatfelter and Co.............     862,785
                                            -----------
Pharmaceuticals (1.3%)
115,500 Medarex, Inc. (b)..................     944,790
                                            -----------
Publishing (2.5%)
 25,300 Lee Enterprises, Inc...............     841,225
 26,400 Valassis Communications, Inc. (b)..     968,880
                                            -----------
                                              1,810,105
                                            -----------

                                   Continued

PACIFIC CAPITAL FUNDS
Small Cap Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2002

                     Security
Shares              Description                Value
------- ----------------------------------- -----------
Common Stocks, continued
Real Estate (7.2%)
 53,100 Anworth Mortgage Asset Corp........ $   621,801
 28,200 FBR Asset Investment Corp..........     909,450
 32,700 Glimcher Realty Trust..............     620,646
 75,100 Innkeepers USA Trust...............     638,350
 25,200 Macerich Co........................     753,480
 25,200 Manufactured Home Communities, Inc.     851,760
 20,200 Shurgard Storage Centers, Inc......     707,000
                                            -----------
                                              5,102,487
                                            -----------
Recreational Products (1.2%)
 16,500 Toro Co............................     825,000
                                            -----------
Retail (2.9%)
 38,100 American Eagle Outfitters, Inc. (b)     630,936
 16,000 Payless ShoeSource, Inc. (b).......     718,080
 70,100 Saks, Inc. (b).....................     745,864
                                            -----------
                                              2,094,880
                                            -----------
Retail--Food Chain (1.1%)
 68,100 Casey's General Stores, Inc........     779,745
                                            -----------
Savings & Loans (7.4%)
 78,900 BankAtlantic Bancorp, Inc., Class A     714,045
 74,250 Brookline Bancorp, Inc.............     831,600
 25,200 First Essex Bancorp, Inc...........     758,772
 26,200 Parkvale Financial Corp............     659,978
 32,800 PFF Bancorp, Inc...................   1,136,520
 78,900 Sovereign Bancorp, Inc.............   1,143,261
                                            -----------
                                              5,244,176
                                            -----------
Software & Computer Services (2.8%)
 18,300 Hyperion Solutions Corp. (b).......     376,431
 82,300 J.D. Edwards & Co. (b).............     915,176
251,100 Novell, Inc. (b)...................     559,953
 40,600 Numerical Technologies, Inc. (b)...     153,468
                                            -----------
                                              2,005,028
                                            -----------

                         Security
 Shares                 Description                   Value
---------  --------------------------------------  -----------
Common Stocks, continued
Telecommunications--Services & Equipment (2.4%)
  187,100  ARRIS Group, Inc. (b).................. $   765,239
  121,700  Ditech Communications Corp. (b)........     253,136
   64,400  McDATA Corp., Class B (b)..............     702,604
                                                   -----------
                                                     1,720,979
                                                   -----------
Transportation (3.8%)
   55,782  Heartland Express, Inc. (b)............   1,113,409
   28,800  J.B. Hunt Transport Services, Inc. (b).     758,016
   55,100  Pacer International, Inc. (b)..........     870,580
                                                   -----------
                                                     2,742,005
                                                   -----------
Utilities--Diversified (1.1%)
  112,600  Aquila, Inc............................     808,468
                                                   -----------
Utilities--Gas (2.7%)
   19,500  Energen Corp...........................     481,650
   19,800  NUI Corp...............................     379,566
   33,200  UGI Corp...............................   1,029,200
                                                   -----------
                                                     1,890,416
                                                   -----------
Wholesale Distribution (1.9%)
   70,800  Handleman Co. (b)......................     916,860
   63,700  MCSi, Inc. (b).........................     440,167
                                                   -----------
                                                     1,357,027
                                                   -----------
  Total Common Stocks (Cost $67,666,461)            66,792,625
                                                   -----------
Investment Companies (4.9%)
3,494,974  LEADER Money Market Fund,
            Institutional Shares..................   3,494,974
                                                   -----------
  Total Investment Companies (Cost $3,494,974)       3,494,974
                                                   -----------
  Total Investments (Cost $71,161,435) (a)--98.6%   70,287,599
  Other assets in excess of liabilities--1.4%          992,082
                                                   -----------
  Net Assets--100.0%                               $71,279,681
                                                   ===========

--------
(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

                    Unrealized appreciation.... $ 7,709,921
                    Unrealized depreciation....  (8,583,757)
                                                -----------
                    Net unrealized depreciation $  (873,836)
                                                ===========

Aggregate cost for federal income tax purposes is substantially the same.
(b) Non-income producing security.
ADR--American Depositary Receipt

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Balanced Fund

                       Schedule of Portfolio Investments
                                 July 31, 2002

                     Security
Shares              Description                 Value
------- ------------------------------------ ------------
Common Stocks (53.7%)
Aerospace/Defense (0.9%)
  6,960 Alliant Techsystems, Inc. (b)....... $    427,344
 20,230 Boeing Co...........................      839,950
                                             ------------
                                                1,267,294
                                             ------------
Banks (1.5%)
 17,820 Bank of America Corp................    1,185,030
 23,530 FleetBoston Financial Corp..........      545,896
 18,400 U.S. Bancorp........................      393,576
                                             ------------
                                                2,124,502
                                             ------------
Beverages (3.2%)
 36,370 Anheuser-Busch Cos., Inc............    1,880,692
 27,880 Coca-Cola Co. (The).................    1,392,327
 30,400 PepsiCo, Inc........................    1,305,376
                                             ------------
                                                4,578,395
                                             ------------
Business Equipment & Services (1.4%)
 22,180 Deluxe Corp.........................      862,580
 39,480 KPMG Consulting, Inc. (b)...........      416,119
 28,092 Paychex, Inc........................      739,101
                                             ------------
                                                2,017,800
                                             ------------
Chemicals (0.7%)
 16,370 E.I. du Pont de Nemours & Co........      686,067
  6,600 OM Group, Inc.......................      302,280
                                             ------------
                                                  988,347
                                             ------------
Computers & Peripherals (3.1%)
139,722 Cisco Systems, Inc. (b).............    1,842,932
 22,750 Dell Computer Corp. (b).............      567,158
102,530 EMC Corp. (b).......................      768,975
 88,260 Hewlett-Packard Co..................    1,248,879
                                             ------------
                                                4,427,944
                                             ------------
Consumer Goods & Services (0.5%)
  8,720 Procter & Gamble Co.................      775,993
                                             ------------
Data Processing (0.6%)
 27,420 DST Systems, Inc. (b)...............      924,054
                                             ------------
Diversified Operations (1.1%)
 31,040 Honeywell International, Inc........    1,004,454
  9,280 United Technologies Corp............      644,960
                                             ------------
                                                1,649,414
                                             ------------
Electrical Equipment (2.6%)
114,260 General Electric Co.................    3,679,172
                                             ------------
Electronic Components/Instruments (0.8%)
 59,300 Flextronics International Ltd. (b)..      469,656
 36,850 Vishay Intertechnology, Inc. (b)....      628,293
                                             ------------
                                                1,097,949
                                             ------------
Electronics--Semiconductors (1.9%)
 24,290 Applied Materials, Inc. (b).........      361,192
 20,840 Integrated Circuit Systems, Inc. (b)      366,159
 59,130 Intel Corp..........................    1,111,052
 39,270 Texas Instruments, Inc..............      909,101
                                             ------------
                                                2,747,504
                                             ------------

                     Security
Shares              Description                Value
------- ----------------------------------- ------------
Common Stocks, continued
Entertainment (0.3%)
 10,360 Viacom, Inc., Class B (b).......... $    403,315
                                            ------------
Financial Services (4.3%)
 31,910 Alliance Capital Management
         Holding L.P.......................      925,390
 36,080 American Express Co................    1,272,180
 28,490 Capital One Financial Corp.........      903,133
 48,550 J.P. Morgan Chase & Co.............    1,211,808
 40,590 Morgan Stanley Dean Witter & Co....    1,637,806
 22,920 Stilwell Financial, Inc............      310,566
                                            ------------
                                               6,260,883
                                            ------------
Food Distributors (0.4%)
 23,290 SYSCO Corp.........................      606,705
                                            ------------
Health Care (1.7%)
 11,795 Cardinal Health, Inc...............      679,392
 24,210 Lincare Holdings, Inc. (b).........      759,710
 14,410 WellPoint Health Networks, Inc. (b)    1,030,315
                                            ------------
                                               2,469,417
                                            ------------
Health Care Facilities (0.7%)
 22,410 Tenet Healthcare Corp. (b).........    1,067,837
                                            ------------
Insurance (3.1%)
 40,888 American International Group, Inc..    2,613,560
 39,250 Marsh & McLennan Cos., Inc.........    1,880,075
                                            ------------
                                               4,493,635
                                            ------------
Insurance--Life & Health (0.9%)
 43,380 AFLAC, Inc.........................    1,362,566
                                            ------------
Medical--Biotechnology (0.8%)
 16,320 Amgen, Inc. (b)....................      744,845
 18,710 Waters Corp. (b)...................      424,904
                                            ------------
                                               1,169,749
                                            ------------
Medical Instruments (1.5%)
 29,090 Medtronic, Inc.....................    1,175,236
 26,340 Zimmer Holdings, Inc. (b)..........      980,638
                                            ------------
                                               2,155,874
                                            ------------
Medical Supplies (0.3%)
 11,770 Baxter International, Inc..........      469,741
                                            ------------
Motorcycle Manufacturing (0.9%)
 28,320 Harley-Davidson, Inc...............    1,341,235
                                            ------------
Oil & Gas--Exploration & Production Services (3.5%)
  8,430 ChevronTexaco Corp.................      632,250
 67,020 Exxon Mobil Corp...................    2,463,654
 16,690 Marathon Oil Corp..................      404,566
  9,400 Noble Corp. (b)....................      304,560
 36,160 Ocean Energy, Inc..................      719,584
 13,070 Schlumberger Ltd...................      560,964
                                            ------------
                                               5,085,578
                                            ------------
Pharmaceuticals (3.0%)
 16,844 Johnson & Johnson..................      892,732
 11,220 Lilly (Eli) & Co...................      655,472
 71,086 Pfizer, Inc........................    2,299,633
 10,910 Pharmacia Corp.....................      488,113
                                            ------------
                                               4,335,950
                                            ------------

                                   Continued

PACIFIC CAPITAL FUNDS
Balanced Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2002

Shares or
Principal             Security
 Amount              Description               Value
---------- -------------------------------- ------------
Common Stocks, continued
Real Estate (1.8%)
    46,860 Healthcare Realty Trust, Inc.... $  1,476,090
    37,130 iStar Financial, Inc............    1,097,192
                                            ------------
                                               2,573,282
                                            ------------
Restaurants (1.1%)
    30,120 Darden Restaurants, Inc.........      699,386
    48,570 Starbucks Corp. (b).............      953,430
                                            ------------
                                               1,652,816
                                            ------------
Retail (5.0%)
    18,510 Best Buy Co., Inc. (b)..........      608,979
    27,070 Costco Wholesale Corp. (b)......      943,931
    29,740 Home Depot, Inc.................      918,371
    19,294 Kohl's Corp. (b)................    1,273,404
    50,320 Wal-Mart Stores, Inc............    2,474,737
    26,230 Walgreen Co.....................      926,706
                                            ------------
                                               7,146,128
                                            ------------
Retail--Food Chain (0.6%)
    29,440 Safeway, Inc. (b)...............      819,021
                                            ------------
Savings & Loans (0.4%)
    13,770 Washington Mutual, Inc..........      515,136
                                            ------------
Software & Computer Services (2.4%)
    11,230 Adobe Systems, Inc..............      269,071
    48,890 Microsoft Corp. (b).............    2,345,742
    50,840 Oracle Corp. (b)................      508,858
    17,000 VERITAS Software Corp. (b)......      286,110
                                            ------------
                                               3,409,781
                                            ------------
Utilities--Electric (0.6%)
    31,570 Duke Energy Corp................      804,719
                                            ------------
Utilities--Telecommunications (2.1%)
    28,790 ALLTEL Corp.....................    1,166,571
    54,822 Verizon Communications..........    1,809,126
                                            ------------
                                               2,975,697
                                            ------------
  Total Common Stocks (Cost $83,950,577)      77,397,433
                                            ------------
Corporate Bonds (21.5%)
Banks--Domestic (1.6%)
$1,250,000 Mercantile Safe Deposit & Trust,
            5.70%, 11/15/11................    1,248,540
 1,000,000 U.S. Bancorp, 5.10%, 7/15/07....    1,037,143
                                            ------------
                                               2,285,683
                                            ------------
Banks--Foreign (2.5%)
 1,220,000 Bayerische Landesbank-NY,
            6.20%, 2/9/06..................    1,243,284
 1,200,000 KFW International Finance,
            5.25%, 6/28/06.................    1,261,793
 1,000,000 Westdeutsche Landesbank,
            6.75%, 6/15/05.................    1,088,891
                                            ------------
                                               3,593,968
                                            ------------
Financial Services (4.5%)
 2,000,000 General Electric Capital Corp.,
            5.00%, 2/15/07, MTN............    2,045,497

Principal               Security
 Amount                Description                 Value
---------- ------------------------------------ ------------
Corporate Bonds, continued
Financial Services, continued
$1,000,000 Goldman Sachs Group, Inc.,
            6.88%, 1/15/11..................... $  1,051,464
 1,500,000 Morgan Stanley Dean Witter,
            5.80%, 4/1/07......................    1,559,795
 1,800,000 Pitney Bowes Credit Corp.,
            5.75%, 8/15/08.....................    1,913,553
                                                ------------
                                                   6,570,309
                                                ------------
Food Distributors (0.8%)
 1,000,000 SYSCO Corp., 6.50%, 6/15/05.........    1,092,862
                                                ------------
Insurance (1.5%)
 1,500,000 GE Global Insurance Corp.,
            7.75%, 6/15/30.....................    1,630,533
   525,000 John Hancock Financial Services,
            5.63%, 12/1/08.....................      549,411
                                                ------------
                                                   2,179,944
                                                ------------
Oil & Gas--Exploration & Production Services (2.3%)
 1,300,000 BP Capital Markets PLC,
            4.00%, 4/29/05.....................    1,337,636
 1,822,000 Rowan Cos., Inc., Title XI Shipping
            Bonds, 5.88%, 3/15/12,
            U.S. Government Guaranteed.........    1,948,600
                                                ------------
                                                   3,286,236
                                                ------------
Pharmaceuticals (2.1%)
   850,000 Johnson & Johnson,
            8.72%, 11/1/24.....................      970,246
   140,000 Zeneca Wilmington, Inc.,
            6.30%, 6/15/03.....................      144,689
 1,725,000 Zeneca Wilmington, Inc.,
            7.00%, 11/15/23....................    1,864,164
                                                ------------
                                                   2,979,099
                                                ------------
Retail (0.8%)
 1,000,000 Wal-Mart Stores, Inc.,
            7.50%, 5/15/04.....................    1,083,048
                                                ------------
Supranational Agency (3.1%)
 1,500,000 African Development Bank,
            8.80%, 9/1/19......................    1,902,289
 1,165,000 European Investment Bank,
            4.88%, 9/6/06, MTN.................    1,216,839
   400,000 Inter-American Development Bank,
            8.50%, 3/15/11.....................      498,712
 1,000,000 International Bank for
            Reconstruction & Development,
            3.50%, 10/22/04, MTN...............    1,019,415
                                                ------------
                                                   4,637,255
                                                ------------
Telecommunications--Services & Equipment (0.7%)
 1,000,000 Pacific Bell, 6.25%, 3/1/05.........    1,069,749
                                                ------------
Tools & Accessories (0.4%)
   500,000 Snap-on, Inc., 6.25%, 8/15/11.......      527,303
                                                ------------
Transportation (1.2%)
 1,536,680 FedEx Corp., Pass Thru Certificates,
            7.50%, 1/15/18.....................    1,676,518
                                                ------------
  Total Corporate Bonds (Cost $29,642,109)        30,981,974
                                                ------------

                                   Continued

PACIFIC CAPITAL FUNDS
Balanced Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2002

Principal               Security
 Amount                Description               Value
 ----------    -----------------------------  ------------
Private Placements (2.7%)
Consumer Goods & Services (1.4%)
$1,900,000    Kimberly-Clark Corp.,
               4.50%, 7/30/05 (c)............ $  1,965,210
                                              ------------
Minerals (1.3%)
 1,750,000    North Finance (Bermuda) Ltd.,
               7.00%, 9/15/05 (c)............    1,929,041
                                              ------------
  Total Private Placements (Cost $3,751,455)     3,894,251
                                              ------------
U.S. Government Agencies (11.0%)
Federal Home Loan Bank (2.0%)
   900,000    4.88%, 11/15/06................      940,280
 1,675,000    7.63%, 5/14/10.................    1,991,196
                                              ------------
                                                 2,931,476
                                              ------------
Federal Home Loan Mortgage Corp. (4.6%)
 2,000,000    5.00%, 1/15/04.................    2,082,636
 1,500,000    4.50%, 7/23/07.................    1,522,754
 2,000,000    7.00%, 3/15/10.................    2,285,263
   535,000    6.25%, 3/5/12..................      559,735
                                              ------------
                                                 6,450,388
                                              ------------
Federal National Mortgage Assoc. (2.1%)
 1,050,000    5.50%, 5/2/06..................    1,125,404
   500,000    5.75%, 2/15/08.................      538,888
 1,275,000    6.63%, 11/15/10................    1,424,742
                                              ------------
                                                 3,089,034
                                              ------------
Small Business Administration Corp. (1.6%)
   991,214    6.34%, 8/1/11..................    1,035,982
 1,245,423    6.70%, 3/1/16..................    1,335,028
                                              ------------
                                                 2,371,010
                                              ------------

Shares or
Principal                 Security
 Amount                  Description                Value
  ----------        -------------------------   ------------
U.S. Government Agencies, continued
Tennessee Valley Authority (0.7%)
$1,000,000        5.38%, 11/13/08.............. $  1,063,737
                                                ------------
  Total U.S. Government Agencies
   (Cost $14,743,508)                             15,905,645
                                                ------------
U.S. Treasury Bonds (4.7%)
   950,000        9.38%, 2/15/06...............    1,151,207
 1,030,000        7.25%, 5/15/16...............    1,247,589
 3,200,000        7.88%, 2/15/21...............    4,135,251
    55,000        7.13%, 2/15/23...............       66,432
   100,000        6.25%, 8/15/23...............      109,988
                                                ------------
  Total U.S. Treasury Bonds
   (Cost $6,080,621)                               6,710,467
                                                ------------
U.S. Treasury Notes (3.6%)
   800,000        7.25%, 5/15/04...............      872,532
 1,900,000        6.50%, 5/15/05...............    2,094,380
 2,000,000        6.63%, 5/15/07...............    2,276,252
                                                ------------
  Total U.S. Treasury Notes
   (Cost $4,971,514)                               5,243,164
                                                ------------
Investment Companies (3.4%)
 4,885,535        LEADER Money Market Fund,
                   Institutional Shares........    4,885,535
                                                ------------
  Total Investment Companies
   (Cost $4,885,535)                               4,885,535
                                                ------------
  Total Investments (Cost $148,025,319)
   (a)--100.6%                                   145,018,469
  Liabilities in excess of other assets--(0.6)%     (880,091)
                                                ------------
  Net Assets--100.0%                            $144,138,378
                                                ============

--------
(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation.... $ 11,994,917
Unrealized depreciation....  (15,001,767)
                            ------------
Net unrealized depreciation $ (3,006,850)
                            ============

   Aggregate cost for federal income tax purposes is substantially the same.

(b) Non-income producing security.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
MTN--Medium Term Note
PLC--Public Limited Company

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                         Notes to Financial Statements
                                 July 31, 2002

1. Organization

  Pacific Capital Funds (the "Trust") was organized on October 30, 1992, and is registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as an open-end management investment company established as a Massachusetts business trust. The Trust currently consists of the following investment portfolios (individually, a "Fund" and collectively, the "Funds"):
  Growth Stock Fund, Growth and Income Fund, New Asia Growth Fund, Diversified Fixed Income Fund, Ultra Short Government Fund, Short Intermediate U.S. Government Securities Fund (formerly the Short Intermediate U.S. Treasury Securities Fund), Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund, International Stock Fund, Value Fund, Small Cap Fund, and Balanced Fund. The Trust is authorized to issue an unlimited number of shares without par value in three classes of shares for each Fund: Class A, Class B and Class Y. As of July 31, 2002, Growth Stock Fund, Growth and Income Fund, New Asia Growth Fund, Diversified Fixed Income Fund, Ultra Short Government Fund, Tax-Free Securities Fund, International Stock Fund, Value Fund, Small Cap Fund, and Balanced Fund have issued Class B shares. Each class of shares for each Fund has identical rights and privileges except with respect to sales charges, distribution (12b-1) fees paid by Class A and B shares, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

2. Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  Securities Valuation:

  Investments of the Funds for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotation National Market System are valued at the last reported sale price on the day of valuation. In the absence of any sale of such securities on the valuation date, the valuations are based on the mean of the latest quoted bid and asked prices. Securities, including thinly traded, unlisted, and restricted securities, for which market quotations are not readily available, are valued at fair market value by The Asset Management Group of Bank of Hawaii (the "Advisor") under the supervision of the Trust's Board of Trustees. Investments in investment companies are valued at their respective net asset values as reported by such companies. Money market instruments and other debt securities maturing in 60 days or less are valued at either amortized cost, which approximates market value, or at original cost which combined with accrued interest, approximates market value. Under the amortized cost valuation method, the discount or premium is amortized on a constant basis to the maturity of the security. Investments in foreign securities, currency holdings and other assets and liabilities of New Asia Growth Fund and International Stock Fund are valued based on quotations from the primary market in which they are traded and translated from the local currency into U.S. dollars using current exchange rates. The differences between the cost and market value of securities held by the Funds are reflected as either unrealized appreciation or depreciation.

  Securities Transactions and Related Income:

  Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date and is reduced by applicable foreign taxes withheld. Gains

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2002

  or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

  Foreign Currency Translation:

  The accounting records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities of the New Asia Growth Fund and International Stock Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transactions.

  The New Asia Growth Fund and International Stock Fund isolate that portion of the results of operations resulting from changes in currency exchange rates from the fluctuation arising from changes in market prices of securities held.

  Reported net realized foreign currency exchange gains or losses arise from sales and maturities of portfolio securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the differences between the amounts of assets and liabilities recorded and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized foreign currency appreciation or depreciation arises from changes in the values of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

  Risks Associated with Foreign Securities and Currencies:

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

  Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the New Asia Growth Fund and International Stock Fund and, to a lesser extent, Growth Fund, Growth and Income Fund, Value Fund and Balanced Fund and may result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

  Forward Currency Exchange Contracts:

  The New Asia Growth Fund and International Stock Fund may enter into foreign currency exchange contracts to convert U.S. dollars to and from various foreign currencies. A foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific foreign currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Funds do not engage in "cross" currency foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Funds' foreign currency contracts might be considered spot (typically a contract of one week or less) contracts or forward (contract length over one week) contracts. Spot contracts are entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. These Funds enter into foreign currency exchange contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Funds do not enter into such contracts for the purpose of earning foreign currency gains). Foreign currency exchange contracts are adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2002

  financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward foreign exchange currency contract or if the value of the foreign currency changes unfavorably.

  Securities Purchased on a When-Issued Basis and Forward Commitments:

  The Funds may purchase securities on a "when-issued" basis and may also purchase or sell securities on a forward commitment basis. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. The values of securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their values, are taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. In the case of when-issued securities, the Funds do not accrue interest or dividends until the underlying securities are received.

  Dividends to Shareholders:

  Dividends from net investment income are declared daily and paid monthly for the Diversified Fixed Income Fund, Ultra Short Government Fund, Short Intermediate U.S. Government Securities Fund, Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund. Dividends from net investment income are declared and paid monthly for the Balanced Fund. Dividends from net investment income are declared and paid quarterly for the Growth Stock Fund, Growth and Income Fund, New Asia Growth Fund, International Stock Fund, Value Fund and Small Cap Fund. Distributable net realized capital gains, if any, are declared and distributed annually.

  The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

  Federal Income Taxes:

  It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with applicable country's tax rules and rates.

  Concentration of Credit Risk:

  The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund have a majority of their investments in the securities of issuers in Hawaii. Such concentration may subject the Fund to the effects of economic changes occurring within that State.

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2002


  Other:

  Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses for the Funds or the Trust are prorated to the Funds on the basis of relative net assets or other appropriate basis.

3. Purchases and Sales of Securities

  Purchases and sales of securities (excluding short-term securities) for the year ended July 31, 2002 are as follows:

                                                      Purchases      Sales
                                                     ------------ ------------
  Growth Stock Fund................................. $109,171,822 $156,943,945
  Growth and Income Fund............................   66,721,287   70,621,554
  New Asia Growth Fund..............................   14,164,079   17,481,264
  Diversified Fixed Income Fund.....................  164,491,582  177,041,659
  Ultra Short Government Fund.......................   80,030,055   37,277,900
  Short Intermediate U.S. Government Securities Fund   45,001,223   31,298,984
  Tax-Free Securities Fund..........................   60,269,735   90,078,298
  Tax-Free Short Intermediate Securities Fund.......   20,347,640   14,896,820
  International Stock Fund..........................  142,884,804  154,304,219
  Value Fund........................................  138,914,082  107,438,618
  Small Cap Fund....................................   73,439,810   58,293,762
  Balanced Fund.....................................   95,711,294   97,583,566

4. Related Party Transactions

  Investment advisory services are provided to the Trust by the Advisor. Under the terms of the investment advisory agreement with the Trust, the Advisor is entitled to receive fees based on a percentage of the average net assets of the Funds.

  First State (Hong Kong) LLC is the Sub-Advisor to the New Asia Growth Fund. Nicholas-Applegate Capital Management ("NACM") is the Sub-Advisor to the International Stock Fund and the Small Cap Fund. All sub-advisory fees are borne by the Advisor and not the Funds.

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), BISYS Fund Services, Inc. ("BISYS Services") and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc. BISYS, with which certain officers and a trustee of the Trust are affiliated, serves the Trust as principal underwriter and distributor. Such officers and trustee are not paid any fees directly by the Funds for serving as officers and trustee of the Trust. BISYS Ohio serves the Trust as administrator. Under the terms of the management and administration agreement, BISYS Ohio's fees are computed at an annual rate of 0.16% of the average daily net assets of each Fund. Prior to February 1, 2002, these fees were computed at an annual rate of 0.20% of the average daily net assets of each Fund.

  The Trust has adopted for the Class A and Class B shares of each of the Funds a Class A Distribution Plan and a Class B Distribution Plan ("the Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Plans each Fund pays BISYS a fee which will not exceed on an annual basis, 0.75% and 1.00%, respectively, of the average daily net assets attributable to the Class A and Class B shares of each Fund. These fees are for payments BISYS makes to banks, including the Advisor, other institutions and broker/dealers, and for expenses BISYS and any of its affiliates or subsidiaries incur for providing distribution or shareholder service assistance.

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2002


  Class A shares of the Growth Stock Fund, Growth and Income Fund, Diversified Fixed Income Fund, Tax-Free Securities Fund, Value Fund and Balanced Fund are subject to a 4.00% sales charge at the time of purchase. Class A shares of the New Asia Growth Fund, International Stock Fund and Small Cap Fund are subject to a 5.25% sales charge at the time of purchase. Class A shares of the Tax-Free Short Intermediate Securities Fund and Short Intermediate U.S. Government Securities Fund are subject to a 2.25% sales charge at the time of purchase. Class A shares of the Ultra Short Government Fund are subject to a 1.75% sales charge at the time of purchase. Class B shares are subject to a Contingent Deferred Sales Charge (CDSC) on redemptions of shares made within six years of purchase. The applicable CDSC is equal to a percentage of the lesser of the net asset value per share at the date of the original purchase or at the date of redemption, according to the following chart:

Year of Redemption                                                          CDSC
------------------                                                          ----
First......................................................................  5%
Second.....................................................................  4
Third......................................................................  3
Fourth.....................................................................  3
Fifth......................................................................  2
Sixth......................................................................  1

  For the year ended July 31, 2002, BISYS, as the Trust's principal underwriter, received approximately $317,205 from commissions on sales of Class A and Class B shares, of which $8,392 was retained by the principal underwriter or other affiliated broker-dealer.

  BISYS Ohio serves the Trust as fund accountant. Under the terms of a fund accounting agreement, BISYS Ohio is entitled to receive a fixed dollar fee per Fund and is reimbursed for certain out-of-pocket expenses incurred in providing fund accounting services. Prior to February 1, 2002, these fees were based on a percentage of average daily net assets of each Fund.

  BISYS Ohio serves as the transfer agent for the Funds. Under the terms of transfer agency agreement, BISYS Ohio is entitled to receive fees and reimbursement for certain out-of-pocket expenses incurred in providing transfer agent services. Prior to February 1, 2002, BISYS Services served as the transfer agent for the Funds.

  Fees may be voluntarily reduced or expenses reimbursed to assist the Funds in maintaining competitive expense ratios.

  Information regarding these transactions for the year ended July 31, 2002 is as follows:

                                               Investment Advisory Fees
                                              ---------------------------
                                                Annual Fee
                                              as a Percentage             Administration 12b-1 Fees
                                                of Average       Fees          Fees      Voluntarily Total Fees
                                                 Daily Net    Voluntarily  Voluntarily     Reduced   Voluntarily
                                                  Assets        Reduced      Reduced      (Class A)    Reduced
                                              --------------- ----------- -------------- ----------- -----------
Growth Stock Fund............................      0.80%       $     --      $ 67,112      $86,708    $153,820
Growth and Income Fund.......................      0.80%             --        33,552       39,747      73,299
New Asia Growth Fund.........................      0.90%             --         6,089        8,256      14,345
Diversified Fixed Income Fund................      0.60%        355,284        47,626       34,823     437,733
Ultra Short Government Fund..................      0.40%        498,918       266,062       76,175     841,155
Short Intermediate U.S. Government
 Securities Fund.............................      0.50%        134,964        24,665        6,752     166,381
Tax-Free Securities Fund.....................      0.60%        700,066        95,239       50,925     846,230
Tax-Free Short Intermediate Securities Fund..      0.50%         47,472        13,806        9,535      70,813
International Stock Fund.....................      1.10%         61,243        13,110        7,770      82,123
Value Fund...................................      0.80%             --        47,834       11,688      59,522
Small Cap Fund...............................      1.10%         75,589        13,700        5,879      95,168
Balanced Fund................................      0.80%        166,044        34,787        1,462     202,293

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2002

5. Capital Share Transactions:

  Transactions in capital shares for the Trust were as follows:

                               Growth Stock Fund       Growth and Income Fund
                           -------------------------  ------------------------
                               Amount       Shares       Amount       Shares
                           -------------  ----------  ------------  ----------
                               For the Year Ended        For the Year Ended
                                 July 31, 2002              July 31, 2002
                           -------------------------  ------------------------
 Class A:
 Shares issued............ $     969,671     107,597  $    848,305      68,472
 Shares redeemed..........    (5,106,185)   (577,794)   (2,228,457)   (188,859)
                           -------------  ----------  ------------  ----------
 Net Change............... $  (4,136,514)   (470,197) $ (1,380,152)   (120,387)
                           =============  ==========  ============  ==========
 Class B:
 Shares issued............ $   1,451,173     168,292  $    682,498      58,504
 Shares redeemed..........    (3,524,287)   (424,193)   (2,058,843)   (181,311)
                           -------------  ----------  ------------  ----------
 Net Change............... $  (2,073,114)   (255,901) $ (1,376,345)   (122,807)
                           =============  ==========  ============  ==========
 Class Y:
 Shares issued............ $  44,376,625   4,901,855  $ 39,496,238   3,277,090
 Dividends reinvested.....            --          --        20,119       1,665
 Shares redeemed..........   (80,198,473) (8,814,396)  (39,036,638) (3,166,989)
                           -------------  ----------  ------------  ----------
 Net Change............... $ (35,821,848) (3,912,541) $    479,719     111,766
                           =============  ==========  ============  ==========

                               For the Year Ended        For the Year Ended
                                 July 31, 2001              July 31, 2001
                           -------------------------  ------------------------
 Class A:
 Shares issued............ $   8,278,288     598,151  $  2,977,356     179,848
 Dividends reinvested.....     6,944,209     509,854     1,536,518      92,007
 Shares redeemed..........    (6,717,107)   (513,066)   (2,602,433)   (163,565)
                           -------------  ----------  ------------  ----------
 Net Change............... $   8,505,390     594,939  $  1,911,441     108,290
                           =============  ==========  ============  ==========
 Class B:
 Shares issued............ $  10,566,896     741,741  $  4,437,667     262,372
 Dividends reinvested.....     7,262,228     549,752     2,014,824     124,065
 Shares redeemed..........    (4,698,186)   (345,283)   (2,338,675)   (145,133)
                           -------------  ----------  ------------  ----------
 Net Change............... $  13,130,938     946,210  $  4,113,816     241,304
                           =============  ==========  ============  ==========
 Class Y:
 Shares issued............ $ 119,123,167   8,931,292  $ 72,466,713   4,380,566
 Dividends reinvested.....    98,729,066   7,123,309    19,737,825   1,176,299
 Shares redeemed..........  (126,294,226) (9,745,714)  (55,062,586) (3,375,916)
                           -------------  ----------  ------------  ----------
 Net Change............... $  91,558,007   6,308,887  $ 37,141,952   2,180,949
                           =============  ==========  ============  ==========

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2002

5. Capital Share Transactions (continued):

  Transactions in capital shares for the Trust were as follows:

                            New Asia Growth Fund    Diversified Fixed Income Fund
                          ------------------------  ----------------------------
                             Amount       Shares        Amount         Shares
                          ------------  ----------  -------------   -----------
                             For the Year Ended         For the Year Ended
                                July 31, 2002              July 31, 2002
                          ------------------------  ----------------------------
Class A:
Shares issued............ $  3,749,111     369,052  $   1,893,293       173,497
Dividends reinvested.....           --          --        324,522        29,499
Shares redeemed..........   (4,020,146)   (391,088)    (3,371,707)     (308,107)
                          ------------  ----------  -------------   -----------
Net Change............... $   (271,035)    (22,036) $  (1,153,892)     (105,111)
                          ============  ==========  =============   ===========
Class B:
Shares issued............ $     26,602       2,521  $   1,036,961        94,634
Dividends reinvested.....           --          --        175,383        15,975
Shares redeemed..........      (83,194)     (9,384)      (725,837)      (66,187)
                          ------------  ----------  -------------   -----------
Net Change............... $    (56,592)     (6,863) $     486,507        44,422
                          ============  ==========  =============   ===========
Class Y:
Shares issued............ $ 28,658,100   2,902,349  $  95,790,472     8,681,877
Dividends reinvested.....          122          12      1,170,234       105,809
Shares redeemed..........  (30,498,918) (3,061,180)  (111,743,576)  (10,114,575)
                          ------------  ----------  -------------   -----------
Net Change............... $ (1,840,696)   (158,819) $ (14,782,870)   (1,326,889)
                          ============  ==========  =============   ===========

                             For the Year Ended         For the Year Ended
                                July 31, 2001              July 31, 2001
                          ------------------------  ----------------------------
Class A:
Shares issued............ $    728,281      73,308  $   3,987,659       377,434
Dividends reinvested.....           --          --        358,071        33,701
Shares redeemed..........   (1,120,159)   (112,010)    (2,319,867)     (217,998)
                          ------------  ----------  -------------   -----------
Net Change............... $   (391,878)    (38,702) $   2,025,863       193,137
                          ============  ==========  =============   ===========
Class B:
Shares issued............ $     56,986       5,160  $   1,737,432       161,973
Dividends reinvested.....           --          --        147,801        13,933
Shares redeemed..........     (206,655)    (20,532)      (475,119)      (44,777)
                          ------------  ----------  -------------   -----------
Net Change............... $   (149,669)    (15,372) $   1,410,114       131,129
                          ============  ==========  =============   ===========
Class Y:
Shares issued............ $ 14,787,405   1,436,032  $  69,753,835     6,542,895
Dividends reinvested.....           --          --        817,287        76,571
Shares redeemed..........  (13,696,744) (1,322,236)   (96,913,163)   (9,042,208)
                          ------------  ----------  -------------   -----------
Net Change............... $  1,090,661     113,796  $ (26,342,041)   (2,422,742)
                          ============  ==========  =============   ===========

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2002

5. Capital Share Transactions (continued):

  Transactions in capital shares for the Trust were as follows:

                                                       Short Intermediate
                                                         U.S. Government
                        Ultra Short Government Fund      Securities Fund
                        --------------------------  ------------------------
                            Amount        Shares       Amount       Shares
                        -------------  -----------  ------------  ----------
                            For the Year Ended         For the Year Ended
                               July 31, 2002              July 31, 2002
                        --------------------------  ------------------------
   Class A:
   Shares issued....... $  10,252,262      999,926  $  6,399,749     645,212
   Dividends reinvested       451,375       43,982        49,686       5,019
   Shares redeemed.....   (11,745,912)  (1,145,137)   (5,440,001)   (547,786)
                        -------------  -----------  ------------  ----------
   Net Change.......... $  (1,042,275)    (101,229) $  1,009,434     102,445
                        =============  ===========  ============  ==========
   Class B:
   Shares issued....... $     843,336       82,029  $         --          --
   Dividends reinvested        23,595        2,299            --          --
   Shares redeemed.....      (330,887)     (32,263)           --          --
                        -------------  -----------  ------------  ----------
   Net Change.......... $     536,044       52,065  $         --          --
                        =============  ===========  ============  ==========
   Class Y:
   Shares issued....... $ 237,413,965   23,172,347  $ 52,678,793   5,316,645
   Dividends reinvested     3,293,865      320,758       407,401      41,275
   Shares redeemed.....  (206,399,153) (20,112,064)  (39,428,267) (3,976,642)
                        -------------  -----------  ------------  ----------
   Net Change.......... $  34,308,677    3,381,041  $ 13,657,927   1,381,278
                        =============  ===========  ============  ==========

                            For the Year Ended         For the Year Ended
                               July 31, 2001              July 31, 2001
                        --------------------------  ------------------------
   Class A:
   Shares issued....... $  18,534,243    1,837,350  $  2,109,997     218,800
   Dividends reinvested       493,612       48,580        36,791       3,810
   Shares redeemed.....    (4,216,482)    (415,437)   (1,553,743)   (160,205)
                        -------------  -----------  ------------  ----------
   Net Change.......... $  14,811,373    1,470,493  $    593,045      62,405
                        =============  ===========  ============  ==========
   Class B:
   Shares issued....... $   3,058,136      302,532  $         --          --
   Dividends reinvested        21,230        2,091            --          --
   Shares redeemed.....    (2,233,177)    (220,596)           --          --
                        -------------  -----------  ------------  ----------
   Net Change.......... $     846,189       84,027  $         --          --
                        =============  ===========  ============  ==========
   Class Y:
   Shares issued....... $ 145,165,823   14,278,384  $ 40,211,043   4,138,578
   Dividends reinvested       837,570       82,561       175,094      18,310
   Shares redeemed.....   (45,271,475)  (4,465,560)  (27,283,683) (2,850,585)
                        -------------  -----------  ------------  ----------
   Net Change.......... $ 100,731,918    9,895,385  $ 13,102,454   1,306,303
                        =============  ===========  ============  ==========


                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2002

5. Capital Share Transactions (continued):

  Transactions in capital shares for the Trust were as follows:

                                                        Tax-Free Short
                                                         Intermediate
                         Tax-Free Securities Fund       Securities Fund
                         ------------------------  ------------------------
                            Amount       Shares       Amount       Shares
                         ------------  ----------  ------------  ----------
                            For the Year Ended        For the Year Ended
                               July 31, 2002             July 31, 2002
                         ------------------------  ------------------------
    Class A:
    Shares issued....... $  4,195,139     390,368  $  1,261,813     123,126
    Dividends reinvested      434,420      40,696        52,675       5,142
    Shares redeemed.....   (1,399,399)   (130,662)     (931,139)    (90,746)
                         ------------  ----------  ------------  ----------
    Net Change.......... $  3,230,160     300,402  $    383,349      37,522
                         ============  ==========  ============  ==========
    Class B:
    Shares issued....... $  1,003,730      93,546  $         --          --
    Dividends reinvested      141,930      13,308            --          --
    Shares redeemed.....     (761,266)    (71,405)           --          --
                         ------------  ----------  ------------  ----------
    Net Change.......... $    384,394      35,449  $         --          --
                         ============  ==========  ============  ==========
    Class Y:
    Shares issued....... $ 41,368,476   3,854,797  $ 21,292,806   2,071,550
    Dividends reinvested    4,387,669     413,870        13,622       1,323
    Shares redeemed.....  (68,352,683) (6,348,340)  (12,554,998) (1,218,877)
                         ------------  ----------  ------------  ----------
    Net Change.......... $(22,596,538) (2,079,673) $  8,751,430     853,996
                         ============  ==========  ============  ==========

                            For the Year Ended        For the Year Ended
                               July 31, 2001             July 31, 2001
                         ------------------------  ------------------------
    Class A:
    Shares issued....... $  2,346,274     221,812  $    390,196      38,783
    Dividends reinvested      258,182      24,464        55,870       5,562
    Shares redeemed.....   (1,335,936)   (126,805)     (222,758)    (22,050)
                         ------------  ----------  ------------  ----------
    Net Change.......... $  1,268,520     119,471  $    223,308      22,295
                         ============  ==========  ============  ==========
    Class B:
    Shares issued....... $  2,176,568     205,135  $         --          --
    Dividends reinvested       73,091       6,923            --          --
    Shares redeemed.....     (154,192)    (14,641)           --          --
                         ------------  ----------  ------------  ----------
    Net Change.......... $  2,095,467     197,417  $         --          --
                         ============  ==========  ============  ==========
    Class Y:
    Shares issued....... $ 58,373,295   5,499,936  $  7,026,744     694,862
    Dividends reinvested       43,047       4,068         7,635         755
    Shares redeemed.....  (46,509,591) (4,397,287)   (9,875,981)   (974,981)
                         ------------  ----------  ------------  ----------
    Net Change.......... $ 11,906,751   1,106,717  $ (2,841,602)   (279,364)
                         ============  ==========  ============  ==========

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2002


5. Capital Share Transactions (continued):

  Transactions in capital shares for the Trust were as follows:

                         International Stock Fund         Value Fund
                         ------------------------  ------------------------
                            Amount       Shares       Amount       Shares
                         ------------  ----------  ------------  ----------
                            For the Year Ended        For the Year Ended
                               July 31, 2002             July 31, 2002
                         ------------------------  ------------------------
    Class A:
    Shares issued....... $  6,038,643     875,402  $  1,092,784     128,030
    Dividends reinvested           --          --        10,405       1,310
    Shares redeemed.....   (6,771,277)   (968,071)     (935,520)   (114,192)
                         ------------  ----------  ------------  ----------
    Net Change.......... $   (732,634)    (92,669) $    167,669      15,148
                         ============  ==========  ============  ==========
    Class B:
    Shares issued....... $     50,474       7,096  $    509,644      60,443
    Shares redeemed.....     (116,958)    (16,418)     (213,502)    (25,473)
                         ------------  ----------  ------------  ----------
    Net Change.......... $    (66,484)     (9,322) $    296,142      34,970
                         ============  ==========  ============  ==========
    Class Y:
    Shares issued....... $ 31,364,773   4,354,051  $ 77,678,106   9,457,545
    Dividends reinvested           --          --        19,610       2,501
    Shares redeemed.....  (44,913,555) (6,191,769)  (53,974,761) (6,457,303)
                         ------------  ----------  ------------  ----------
    Net Change.......... $(13,548,782) (1,837,718) $ 23,722,955   3,002,743
                         ============  ==========  ============  ==========

                            For the Year Ended        For the Year Ended
                               July 31, 2001             July 31, 2001
                         ------------------------  ------------------------
    Class A:
    Shares issued....... $    907,860      79,861  $  2,510,796     250,530
    Dividends reinvested      736,927      71,755       257,673      28,005
    Shares redeemed.....   (1,772,015)   (180,103)   (1,314,172)   (130,699)
                         ------------  ----------  ------------  ----------
    Net Change.......... $   (127,228)    (28,487) $  1,454,297     147,836
                         ============  ==========  ============  ==========
    Class B:
    Shares issued....... $    199,645      16,740  $    705,730      75,166
    Dividends reinvested      225,915      22,457       125,684      13,825
    Shares redeemed.....     (144,771)    (14,581)     (133,783)    (13,696)
                         ------------  ----------  ------------  ----------
    Net Change.......... $    280,789      24,616  $    697,631      75,295
                         ============  ==========  ============  ==========
    Class Y:
    Shares issued....... $ 24,009,152   2,321,215  $102,233,937  10,630,289
    Dividends reinvested   15,925,244   1,544,641    16,347,898   1,778,832
    Shares redeemed.....  (17,858,167) (1,741,649)  (59,606,063) (6,080,409)
                         ------------  ----------  ------------  ----------
    Net Change.......... $ 22,076,229   2,124,207  $ 58,975,772   6,328,712
                         ============  ==========  ============  ==========

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2002

5. Capital Share Transactions (continued):

  Transactions in capital shares for the Trust were as follows:

                              Small Cap Fund            Balanced Fund
                         ------------------------  -----------------------
                            Amount       Shares       Amount      Shares
                         ------------  ----------  -----------  ----------
                            For the Year Ended        For the Year Ended
                               July 31, 2002            July 31, 2002
                         ------------------------  -----------------------
    Class A:
    Shares issued....... $    709,296      52,361  $    45,696       5,435
    Dividends reinvested       71,233       5,623        5,482         672
    Shares redeemed.....     (609,029)    (46,243)     (31,210)     (4,030)
                         ------------  ----------  -----------  ----------
    Net Change.......... $    171,500      11,741  $    19,968       2,077
                         ============  ==========  ===========  ==========
    Class B:
    Shares issued....... $  1,455,831     108,532  $   330,476      39,866
    Dividends reinvested       80,425       6,464       20,155       2,470
    Shares redeemed.....     (170,257)    (12,977)    (254,490)    (31,835)
                         ------------  ----------  -----------  ----------
    Net Change.......... $  1,365,999     102,019  $    96,141      10,501
                         ============  ==========  ===========  ==========
    Class Y:
    Shares issued....... $ 54,148,882   4,089,207  $   122,220      14,616
    Dividends reinvested    3,328,751     262,585        8,325       1,020
    Shares redeemed.....  (37,337,889) (2,737,517)  (8,910,664) (1,083,291)
                         ------------  ----------  -----------  ----------
    Net Change.......... $ 20,139,744   1,614,275  $(8,780,119) (1,067,655)
                         ============  ==========  ===========  ==========

                            For the Year Ended        For the Year Ended
                               July 31, 2001            July 31, 2001
                         ------------------------  -----------------------
    Class A:
    Shares issued....... $  1,010,777      83,924  $   123,950      12,375
    Dividends reinvested       40,912       3,834       37,716       3,910
    Shares redeemed.....     (311,241)    (27,112)     (59,710)     (5,962)
                         ------------  ----------  -----------  ----------
    Net Change.......... $    740,448      60,646  $   101,956      10,323
                         ============  ==========  ===========  ==========
    Class B:
    Shares issued....... $    536,298      44,960  $   946,341      97,782
    Dividends reinvested       19,155       1,828      183,434      19,062
    Shares redeemed.....       (7,311)       (659)    (149,043)    (15,429)
                         ------------  ----------  -----------  ----------
    Net Change.......... $    548,142      46,129  $   980,732     101,415
                         ============  ==========  ===========  ==========
    Class Y:
    Shares issued....... $ 29,697,287   2,449,301  $    67,247       6,410
    Dividends reinvested    1,496,278     141,487   23,973,848   2,481,799
    Shares redeemed.....  (25,329,597) (2,169,199)  (8,871,217)   (926,434)
                         ------------  ----------  -----------  ----------
    Net Change.......... $  5,863,968     421,589  $15,169,878   1,561,775
                         ============  ==========  ===========  ==========

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2002


6. Federal Income Tax Information

  The tax character of distributions during the fiscal year ended July 31, 2002 was as follows (amounts in thousands):

                                               Distribution Paid From
                                              ------------------------
                                                 Net          Net          Total          Tax          Total
                                              Investment   Long-Term      Taxable       Exempt     Distributions
                                                Income   Capital Gains Distributions Distributions     Paid*
                                              ---------- ------------- ------------- ------------- -------------
Growth and Income Fund.......................  $   190      $   --        $   190       $    --       $   190
New Asia Growth Fund.........................       --**        --             --            --            --
Diversified Fixed Income Fund................   12,042          --         12,042            --        12,042
Ultra Short Government Fund..................    8,078          32          8,110            --         8,110
Short Intermediate U.S. Gov't Securities Fund    2,514          --          2,514            --         2,514
Tax-Free Securities Fund.....................      185       4,512          4,697        20,422        25,119
Tax-Free Short Intermediate Securities Fund..        2          --              2         1,446         1,448
Value Fund...................................    1,677          --          1,677            --         1,677
Small Cap Fund...............................    2,011       3,628          5,639            --         5,639
Balanced Fund................................    3,501          --          3,501            --         3,501

  ------
  * Total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.
  ** Less than $1,000.

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2002


  As of July 31, 2002, the components of accumulated earnings/(deficit) on a tax basis was as follows (amounts in thousands):

                                                                                                         Total
                    Undistributed Undistributed                          Accumulated    Unrealized    Accumulated
                      Ordinary      Long-Term   Accumulated Distribution  Capital &    Appreciation/   Earnings/
                       Income     Capital Gains  Earnings     Payable    Other Losses (Depreciation)*  (Deficit)
                    ------------- ------------- ----------- ------------ ------------ --------------- -----------
Growth Stock Fund..    $   --        $   --       $   --        $ --      $(114,833)     $(45,342)     $(160,175)
Growth and Income
 Fund..............         6            --            6          --        (35,238)      (17,098)       (52,330)
New Asia Growth
 Fund..............        --            --           --          --         (3,981)         (165)        (4,146)
Diversified Fixed
 Income Fund.......        27           859          886         (30)        (2,525)       12,456         10,787
Ultra Short
 Government Fund...       268            --          268         (17)            --         3,438          3,689
Short Intermd. U.S.
 Gov't Securities
 Fund..............       195           290          485          (6)            --         2,050          2,529
International Stock
 Fund..............        --            --           --          --        (37,271)       (3,942)       (41,213)
Value Fund.........        14            --           14          --        (32,988)      (22,749)       (55,723)
Small Cap Fund.....     4,918         2,833        7,751          --             --          (878)         6,873
Balanced Fund......        26            --           26          --        (16,651)       (3,690)       (20,315)

                                   Undistributed                                                      Total
                         ---------------------------------                            Unrealized   Accumulated
                         Tax Exempt Ordinary   Long-Term   Accumulated Distribution Appreciation/   Earnings/
                           Income    Income  Capital Gains  Earnings     Payable    (Depreciation)  (Deficit)
                         ---------- -------- ------------- ----------- ------------ -------------- -----------
Tax-Free Securities Fund    $53       $57       $2,223       $2,333        $(53)       $33,774       $36,054
Tax-Free Short Intermd.
 Securities Fund........      4        60          120          184          (4)         1,673         1,853

  ------
  * The differences between book-basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales for the Growth Stock Fund, Growth and Income Fund, New Asia Growth Fund, International Stock Fund, Value Fund, Small Cap Fund, and Balanced Fund.

                                   Continued

PACIFIC CAPITAL FUNDS

                   Notes to Financial Statements, Concluded
                                 July 31, 2002


  Capital Loss Carryforward

  At July 31, 2002, the Funds most recent fiscal year end for tax purposes, the following Funds had net capital loss carryforwards to offset future net capital gains, if any:

                                               Amount    Expires
                                             ----------- -------
               Growth Stock Fund............ $   709,011  2009
                                              38,902,738  2010
               Growth and Income Fund.......   7,912,252  2010
               New Asia Growth Fund.........     683,203  2007
                                                 400,314  2009
                                               2,794,727  2010
               Diversified Fixed Income Fund   2,428,836  2004
                                                  58,103  2005
                                                  38,240  2006
               International Stock Fund.....   1,431,316  2009
                                              29,506,697  2010
               Value Fund...................   3,347,910  2010
               Balanced Fund................   1,819,137  2010

  Post October Loss Deferral

  Capital (and foreign currency) losses incurred after October 31 within a Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer such capital losses (and foreign currency losses):

                                      Post October      Foreign
                                     Capital Losses Currency Losses
                                     -------------- ---------------
            Growth Stock Fund.......  $75,221,295      $     --
            Growth and Income Fund..   27,325,780            --
            New Asia Growth Fund....      102,808            --
            International Stock Fund    6,041,571       290,997
            Value Fund..............   29,640,820            --
            Balanced Fund...........   14,831,245            --

  Dividend Received Deduction

  For corporate shareholders, the following percentages of the total ordinary income distributions paid during the fiscal year ended July 31, 2002 qualify for the corporate dividends received deduction for the following Funds:

                                              Percentage
                                              ----------
                       Growth and Income Fund    100%
                       Value Fund............    100%
                       Small Cap Fund........     32%
                       Balanced Fund.........     36%

PACIFIC CAPITAL FUNDS -- GROWTH STOCK FUND

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                Investment Activities                   Distributions
                                         -----------------------------------  --------------------------------

                               Net Asset             Net Realized                                               Net Asset
                                Value,      Net     and Unrealized Total from    Net       Net                   Value,
                               Beginning Investment Gains (Losses) Investment Investment Realized     Total      End of
                               of Period   (Loss)   on Investments Activities   Income    Gains   Distributions  Period
--------------------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2002        $10.25     $(0.08)      $(3.27)      $(3.35)    $   --    $   --     $   --      $ 6.90
Year Ended July 31, 2001         19.73      (0.09)       (4.67)       (4.76)        --     (4.72)     (4.72)      10.25
Year Ended July 31, 2000         17.45      (0.11)        7.24         7.13         --     (4.85)     (4.85)      19.73
Year Ended July 31, 1999         17.75      (0.08)        2.80         2.72      (0.01)    (3.01)     (3.02)      17.45
Year Ended July 31, 1998         17.43      (0.04)        2.99         2.95      (0.01)    (2.62)     (2.63)      17.75
--------------------------------------------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2002        $ 9.89     $(0.14)      $(3.13)      $(3.27)    $   --    $   --     $   --      $ 6.62
Year Ended July 31, 2001         19.32      (0.16)       (4.55)       (4.71)        --     (4.72)     (4.72)       9.89
Year Ended July 31, 2000         17.28      (0.18)        7.07         6.89         --     (4.85)     (4.85)      19.32
Year Ended July 31, 1999         17.72      (0.10)        2.67         2.57         --     (3.01)     (3.01)      17.28
Period Ended July 31, 1998 (b)   16.36      (0.05)        1.41         1.36         --        --         --       17.72
--------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2002        $10.44     $(0.05)      $(3.33)      $(3.38)    $   --    $   --     $   --      $ 7.06
Year Ended July 31, 2001         19.95      (0.06)       (4.73)       (4.79)        --     (4.72)     (4.72)      10.44
Year Ended July 31, 2000         17.56      (0.08)        7.32         7.24         --     (4.85)     (4.85)      19.95
Year Ended July 31, 1999         17.81      (0.06)        2.82         2.76         --     (3.01)     (3.01)      17.56
Year Ended July 31, 1998         17.44         --         3.01         3.01      (0.02)    (2.62)     (2.64)      17.81
--------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                          ------------------------------------------------------------------
                                                                     Ratio of Net
                                                          Ratio of    Investment      Ratio of
                                           Net Assets,    Expenses   Income (Loss)    Expenses
                                 Total        End of     to Average   to Average     to Average   Portfolio
                                Return*   Period (000's) Net Assets   Net Assets    Net Assets** Turnover (a)
-------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2002       (32.68%)      $ 11,701       1.34%        (0.80%)        1.86%        36.85%
Year Ended July 31, 2001       (30.04%)        22,182       1.33%        (0.69%)        1.87%        97.27%
Year Ended July 31, 2000        45.24%         30,971       1.30%        (0.70%)        1.84%       117.11%
Year Ended July 31, 1999        17.40%         17,417       1.32%        (0.58%)        1.85%        81.02%
Year Ended July 31, 1998        19.58%         13,777       1.32%        (0.30%)        1.86%        97.03%
-------------------------------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2002       (33.06%)      $ 14,431       2.09%        (1.55%)        2.11%        36.85%
Year Ended July 31, 2001       (30.51%)        24,084       2.08%        (1.45%)        2.12%        97.27%
Year Ended July 31, 2000        44.14%         28,789       2.06%        (1.46%)        2.10%       117.11%
Year Ended July 31, 1999        16.55%          9,988       2.06%        (1.35%)        2.10%        81.02%
Period Ended July 31, 1998 (b)   8.31%(d)       1,459       2.07%(c)     (1.31%)(c)     2.11%(c)     97.03%
-------------------------------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2002       (32.38%)      $195,252       1.09%        (0.55%)        1.11%        36.85%
Year Ended July 31, 2001       (29.84%)       329,573       1.08%        (0.44%)        1.12%        97.27%
Year Ended July 31, 2000        45.56%        504,125       1.05%        (0.45%)        1.09%       117.11%
Year Ended July 31, 1999        17.72%        382,298       1.07%        (0.32%)        1.11%        81.02%
Year Ended July 31, 1998        19.96%        375,117       1.07%        (0.08%)        1.11%        97.03%
-------------------------------------------------------------------------------------------------------------

* Excludes sales charge for class A and contingent deferred sales charge for class B.
** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b) Period from March 2, 1998 (commencement of operations) to July 31, 1998.
(c) Annualized
(d) Not Annualized

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS -- GROWTH AND INCOME FUND

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                 Investment Activities                   Distributions
                                         ------------------------------------  ---------------------------------


                               Net Asset    Net       Net Realized                                                Net Asset
                                Value,   Investment  and Unrealized Total from    Net        Net                   Value,
                               Beginning   Income    Gains (Losses) Investment Investment  Realized     Total      End of
                               of Period   (Loss)    on Investments Activities   Income     Gains   Distributions  Period
----------------------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2002        $13.89     $   --        $(4.00)      $(4.00)    $   --     $   --     $   --      $ 9.89
Year Ended July 31, 2001         21.33      (0.03)        (4.72)       (4.75)        --      (2.69)     (2.69)      13.89
Year Ended July 31, 2000         18.89      (0.04)         5.16         5.12         --      (2.68)     (2.68)      21.33
Year Ended July 31, 1999         18.72      (0.02)         2.38         2.36         --      (2.19)     (2.19)      18.89
Year Ended July 31, 1998         17.25       0.03          3.01         3.04      (0.04)     (1.53)     (1.57)      18.72
----------------------------------------------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2002        $13.44     $(0.10)       $(3.84)      $(3.94)    $   --     $   --     $   --      $ 9.50
Year Ended July 31, 2001         20.88      (0.14)        (4.61)       (4.75)        --      (2.69)     (2.69)      13.44
Year Ended July 31, 2000         18.66      (0.15)         5.05         4.90         --      (2.68)     (2.68)      20.88
Year Ended July 31, 1999         18.68      (0.08)         2.25         2.17         --      (2.19)     (2.19)      18.66
Period Ended July 31, 1998 (c)   17.58      (0.02)         1.12         1.10         --         --         --       18.68
----------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2002        $13.97     $ 0.03        $(4.02)      $(3.99)    $(0.02)    $   --     $(0.02)     $ 9.96
Year Ended July 31, 2001         21.39       0.01         (4.74)       (4.73)        --(b)   (2.69)     (2.69)      13.97
Year Ended July 31, 2000         18.90         --(b)       5.18         5.18      (0.01)     (2.68)     (2.69)      21.39
Year Ended July 31, 1999         18.75       0.03          2.34         2.37      (0.03)     (2.19)     (2.22)      18.90
Year Ended July 31, 1998         17.27       0.07          3.01         3.08      (0.07)     (1.53)     (1.60)      18.75
----------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                          -----------------------------------------------------------------
                                                                     Ratio of Net
                                                                      Investment
                                                          Ratio of      Income       Ratio of
                                           Net Assets,    Expenses    (Loss) to      Expenses
                                 Total        End of     to Average    Average      to Average   Portfolio
                                Return*   Period (000's) Net Assets   Net Assets   Net Assets** Turnover (a)
------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2002       (28.80%)      $  5,696       1.35%       (0.03%)        1.88%       43.28%
Year Ended July 31, 2001       (24.39%)         9,669       1.35%       (0.16%)        1.89%       43.24%
Year Ended July 31, 2000        28.85%         12,540       1.33%       (0.22%)        1.87%       60.51%
Year Ended July 31, 1999        13.67%          9,593       1.35%       (0.12%)        1.89%       65.56%
Year Ended July 31, 1998        19.10%          6,730       1.33%        0.13%         1.87%       75.92%
------------------------------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2002       (29.32%)      $  8,222       2.10%       (0.79%)        2.13%       43.28%
Year Ended July 31, 2001       (24.97%)        13,282       2.10%       (0.92%)        2.14%       43.24%
Year Ended July 31, 2000        27.95%         15,593       2.08%       (0.99%)        2.12%       60.51%
Year Ended July 31, 1999        12.58%          8,265       2.09%       (0.90%)        2.13%       65.56%
Period Ended July 31, 1998 (c)   6.27%(e)       2,184       2.08%(d)    (0.73%)(d)     2.12%(d)    75.92%
------------------------------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2002       (28.60%)      $116,719       1.10%        0.20%         1.13%       43.28%
Year Ended July 31, 2001       (24.19%)       162,138       1.10%        0.09%         1.14%       43.24%
Year Ended July 31, 2000        29.22%        201,600       1.08%        0.03%         1.12%       60.51%
Year Ended July 31, 1999        13.69%        157,891       1.10%        0.15%         1.14%       65.56%
Year Ended July 31, 1998        19.37%        164,706       1.08%        0.38%         1.12%       75.92%
------------------------------------------------------------------------------------------------------------

* Excludes sales charge for class A and contingent deferred sales charge for class B.
** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b) Less than $0.01 per share.
(c) Period from March 2, 1998 (commencement of operations) to July 31, 1998.
(d) Annualized
(e) Not Annualized

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS -- NEW ASIA GROWTH FUND

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                Investment Activities                   Distributions
                                         -----------------------------------  ---------------------------------


                               Net Asset    Net      Net Realized                                                Net Asset
                                Value,   Investment and Unrealized Total from    Net        Net                   Value,
                               Beginning   Income   Gains (Losses) Investment Investment  Realized     Total      End of
                               of Period   (Loss)   on Investments Activities   Income     Gains   Distributions  Period
---------------------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2002        $ 9.42     $(0.01)      $ 0.42       $ 0.41     $   --     $   --     $   --      $ 9.83
Year Ended July 31, 2001         12.50      (0.05)       (3.03)       (3.08)        --         --         --        9.42
Year Ended July 31, 2000         10.57      (0.17)        2.10         1.93         --         --         --       12.50
Year Ended July 31, 1999          6.35      (0.05)        4.29         4.24      (0.02)        --      (0.02)      10.57
Year Ended July 31, 1998         13.89       0.09        (6.59)       (6.50)        --      (1.04)     (1.04)       6.35
---------------------------------------------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2002        $ 9.22     $(0.10)      $ 0.48       $ 0.38     $   --     $   --     $   --      $ 9.60
Year Ended July 31, 2001         12.34      (0.15)       (2.97)       (3.12)        --         --         --        9.22
Year Ended July 31, 2000         10.50      (0.13)        1.97         1.84         --         --         --       12.34
Year Ended July 31, 1999          6.34      (0.02)        4.18         4.16         --         --         --       10.50
Period Ended July 31, 1998 (b)    9.09       0.04        (2.79)       (2.75)        --         --         --        6.34
---------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2002        $ 9.49     $ 0.01       $ 0.43       $ 0.44     $   --(c)  $   --     $   --      $ 9.93
Year Ended July 31, 2001         12.58      (0.02)       (3.07)       (3.09)        --         --         --        9.49
Year Ended July 31, 2000         10.60      (0.09)        2.07         1.98         --         --         --       12.58
Year Ended July 31, 1999          6.37      (0.06)        4.33         4.27      (0.04)        --      (0.04)      10.60
Year Ended July 31, 1998         13.94       0.12        (6.63)       (6.51)     (0.02)     (1.04)     (1.06)       6.37
---------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                           ----------------------------------------------------------------
                                                                      Ratio of Net
                                                                       Investment
                                                           Ratio of      Income      Ratio of
                                            Net Assets,    Expenses    (Loss) to     Expenses
                                  Total        End of     to Average    Average     to Average   Portfolio
                                 Return*   Period (000's) Net Assets   Net Assets  Net Assets** Turnover (a)
------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2002         4.35%        $ 1,530        1.96%       (0.07%)       2.48%        70.55%
Year Ended July 31, 2001       (24.64%)         1,673        1.98%       (0.40%)       2.53%       115.95%
Year Ended July 31, 2000        18.26%          2,704        1.99%       (1.22%)       2.54%       172.57%
Year Ended July 31, 1999        66.99%          2,379        2.14%       (0.52%)       2.78%       152.58%
Year Ended July 31, 1998       (48.84%)         1,614        2.18%        0.98%        2.86%       129.77%
------------------------------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2002         4.12%        $   426        2.71%       (0.91%)       2.74%        70.55%
Year Ended July 31, 2001       (25.28%)           473        2.73%       (1.16%)       2.78%       115.95%
Year Ended July 31, 2000        17.52%            823        2.75%       (1.94%)       2.80%       172.57%
Year Ended July 31, 1999        65.66%            311        2.82%       (1.33%)       2.95%       152.58%
Period Ended July 31, 1998 (b) (30.25%)(e)         66        2.89%(d)     1.70%(d)     3.35%(d)    129.77%
------------------------------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2002         4.64%        $19,870        1.71%        0.13%        1.73%        70.55%
Year Ended July 31, 2001       (24.56%)        20,512        1.73%       (0.17%)       1.78%       115.95%
Year Ended July 31, 2000        18.68%         25,740        1.74%       (0.95%)       1.79%       172.57%
Year Ended July 31, 1999        67.38%         15,954        1.90%       (0.33%)       2.05%       152.58%
Year Ended July 31, 1998       (48.76%)        14,569        1.93%        1.32%        2.13%       129.77%
------------------------------------------------------------------------------------------------------------

* Excludes sales charge for class A and contingent deferred sales charge for class B.
** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b) Period from March 2, 1998 (commencement of operations) to July 31, 1998.
(c) Less than $0.01 per share.
(d) Annualized
(e) Not Annualized

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS -- DIVERSIFIED FIXED INCOME FUND

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                Investment Activities                   Distributions
                                         ------------------------------------ --------------------------------

                               Net Asset             Net Realized                                               Net Asset
                                Value,      Net     and Unrealized Total from    Net       Net                   Value,
                               Beginning Investment Gains (Losses) Investment Investment Realized     Total      End of
                               of Period   Income   on Investments Activities   Income    Gains   Distributions  Period
--------------------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2002        $10.89     $0.53        $ 0.33       $0.86      $(0.53)   $   --     $(0.53)     $11.22
Year Ended July 31, 2001         10.22      0.58          0.67        1.25       (0.58)       --      (0.58)      10.89
Year Ended July 31, 2000         10.39      0.58         (0.17)       0.41       (0.58)       --      (0.58)      10.22
Year Ended July 31, 1999         10.92      0.56         (0.43)       0.13       (0.56)    (0.10)     (0.66)      10.39
Year Ended July 31, 1998         10.71      0.58          0.21        0.79       (0.58)       --      (0.58)      10.92
--------------------------------------------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2002        $10.87     $0.45        $ 0.33       $0.78      $(0.45)   $   --     $(0.45)     $11.20
Year Ended July 31, 2001         10.20      0.50          0.67        1.17       (0.50)       --      (0.50)      10.87
Year Ended July 31, 2000         10.37      0.50         (0.17)       0.33       (0.50)       --      (0.50)      10.20
Year Ended July 31, 1999         10.91      0.48         (0.44)       0.04       (0.48)    (0.10)     (0.58)      10.37
Period Ended July 31, 1998 (b)   10.79      0.23          0.12        0.35       (0.23)       --      (0.23)      10.91
--------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2002        $10.96     $0.56        $ 0.33       $0.89      $(0.56)   $   --     $(0.56)     $11.29
Year Ended July 31, 2001         10.28      0.61          0.68        1.29       (0.61)       --      (0.61)      10.96
Year Ended July 31, 2000         10.45      0.61         (0.17)       0.44       (0.61)       --      (0.61)      10.28
Year Ended July 31, 1999         11.00      0.59         (0.45)       0.14       (0.59)    (0.10)     (0.69)      10.45
Year Ended July 31, 1998         10.78      0.61          0.22        0.83       (0.61)       --      (0.61)      11.00
--------------------------------------------------------------------------------------------------------------------------

                                                              Ratios/Supplemental Data
                                          ----------------------------------------------------------------
                                                                     Ratio of Net
                                                          Ratio of    Investment    Ratio of
                                           Net Assets,    Expenses      Income      Expenses
                                 Total        End of     to Average   to Average   to Average   Portfolio
                                Return*   Period (000's) Net Assets   Net Assets  Net Assets** Turnover (a)
-----------------------------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2002         8.13%       $  6,755       0.96%        4.86%        1.63%       71.59%
Year Ended July 31, 2001        12.48%          7,702       0.95%        5.43%        1.65%       58.91%
Year Ended July 31, 2000         4.09%          5,252       0.97%        5.70%        1.66%       84.65%
Year Ended July 31, 1999         1.02%          2,228       0.98%        5.08%        1.67%       60.00%
Year Ended July 31, 1998         7.61%          1,497       1.02%        5.36%        1.65%       57.58%
-----------------------------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2002         7.34%       $  4,997       1.71%        4.11%        1.88%       71.59%
Year Ended July 31, 2001        11.68%          4,367       1.70%        4.67%        1.90%       58.91%
Year Ended July 31, 2000         3.34%          2,760       1.71%        4.95%        1.90%       84.65%
Year Ended July 31, 1999         0.24%          2,078       1.72%        4.39%        1.91%       60.00%
Period Ended July 31, 1998 (b)   3.25%(d)         236       1.71%(c)     4.54%(c)     1.90%(c)    57.58%
-----------------------------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2002         8.38%       $222,500       0.71%        5.11%        0.88%       71.59%
Year Ended July 31, 2001        12.83%        230,523       0.70%        5.70%        0.90%       58.91%
Year Ended July 31, 2000         4.37%        241,169       0.71%        5.95%        0.90%       84.65%
Year Ended July 31, 1999         1.10%        199,413       0.73%        5.34%        0.92%       60.00%
Year Ended July 31, 1998         7.94%        158,909       0.77%        5.61%        0.90%       57.58%
-----------------------------------------------------------------------------------------------------------

* Excludes sales charge for class A and contingent deferred sales charge for class B.
** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b) Period from March 2, 1998 (commencement of operations) to July 31, 1998.
(c) Annualized
(d) Not Annualized

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS -- ULTRA SHORT GOVERNMENT FUND

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                Investment Activities                   Distributions
                                         ------------------------------------ --------------------------------

                               Net Asset             Net Realized                                               Net Asset
                                Value,      Net     and Unrealized Total from    Net       Net                   Value,
                               Beginning Investment     Gains      Investment Investment Realized     Total      End of
                               of Period   Income   on Investments Activities   Income    Gains   Distributions  Period
--------------------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2002        $10.20     $0.30        $0.11        $0.41      $(0.30)    $--(d)    $(0.30)     $10.31
Year Ended July 31, 2001 (b)     10.02      0.55         0.18         0.73       (0.55)     --        (0.55)      10.20
--------------------------------------------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2002        $10.21     $0.22        $0.10        $0.32      $(0.22)    $--(d)    $(0.22)     $10.31
Year Ended July 31, 2001 (b)     10.02      0.48         0.19         0.67       (0.48)     --        (0.48)      10.21
--------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2002        $10.21     $0.33        $0.11        $0.44      $(0.33)    $--(d)    $(0.33)     $10.32
Year Ended July 31, 2001         10.02      0.58         0.19         0.77       (0.58)     --        (0.58)      10.21
Period Ended July 31, 2000 (c)   10.00      0.11         0.02         0.13       (0.11)     --        (0.11)      10.02
--------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                         ----------------------------------------------------------------
                                                                    Ratio of Net
                                                         Ratio of    Investment    Ratio of
                                          Net Assets,    Expenses      Income    Expenses to
                                Total        End of     to Average   to Average    Average     Portfolio
                               Return*   Period (000's) Net Assets   Net Assets  Net Assets** Turnover (a)
----------------------------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2002        4.10%       $ 14,116       0.62%        2.93%        1.42%       26.15%
Year Ended July 31, 2001 (b)    7.46%         15,002       0.64%        5.20%        1.51%        8.22%
----------------------------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2002        3.22%       $  1,403       1.37%        2.14%        1.67%       26.15%
Year Ended July 31, 2001 (b)    6.79%            858       1.39%        4.48%        1.76%        8.22%
----------------------------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2002        4.35%       $185,806       0.37%        3.16%        0.67%       26.15%
Year Ended July 31, 2001        7.85%        149,445       0.39%        5.56%        0.76%        8.22%
Period Ended July 31, 2000 (c)  1.27%(f)      47,483       0.40%(e)     6.38%(e)     1.28%(e)     0.00%
----------------------------------------------------------------------------------------------------------

* Excludes sales charge for class A and contingent deferred sales charge for class B.
** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b) Period from August 1, 2000 (commencement of operations) to July 31, 2001.
(c) Period from June 1, 2000 (commencement of operations) to July 31, 2000.
(d) Less than $0.01 per share.
(e) Annualized
(f) Not Annualized

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS -- SHORT INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                          Investment Activities                   Distributions
                                   ------------------------------------ --------------------------------

                         Net Asset             Net Realized                                               Net Asset
                          Value,      Net     and Unrealized Total from    Net       Net                   Value,
                         Beginning Investment Gains (Losses) Investment Investment Realized     Total      End of    Total
                          of Year    Income   on Investments Activities   Income    Gains   Distributions   Year    Return*
----------------------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2002   $9.81     $0.34        $ 0.30       $0.64      $(0.34)   $(0.05)    $(0.39)     $10.06     6.68%
Year Ended July 31, 2001    9.30      0.45          0.51        0.96       (0.45)       --      (0.45)       9.81    10.58%
Year Ended July 31, 2000    9.42      0.44         (0.08)       0.36       (0.44)    (0.04)     (0.48)       9.30     3.97%
Year Ended July 31, 1999    9.64      0.45         (0.18)       0.27       (0.45)    (0.04)     (0.49)       9.42     2.79%
Year Ended July 31, 1998    9.55      0.49          0.09        0.58       (0.49)       --      (0.49)       9.64     6.27%
----------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2002   $9.83     $0.37        $ 0.31       $0.68      $(0.37)   $(0.05)    $(0.42)     $10.09     7.03%
Year Ended July 31, 2001    9.32      0.48          0.51        0.99       (0.48)       --      (0.48)       9.83    10.84%
Year Ended July 31, 2000    9.44      0.47         (0.08)       0.39       (0.47)    (0.04)     (0.51)       9.32     4.24%
Year Ended July 31, 1999    9.66      0.48         (0.18)       0.30       (0.48)    (0.04)     (0.52)       9.44     3.05%
Year Ended July 31, 1998    9.56      0.51          0.10        0.61       (0.51)       --      (0.51)       9.66     6.62%
----------------------------------------------------------------------------------------------------------------------------

                                            Ratios/Supplemental Data
                         -------------------------------------------------------------
                                                 Ratio of Net
                                       Ratio of   Investment    Ratio of
                         Net Assets,   Expenses     Income      Expenses
                            End of    to Average  to Average   to Average   Portfolio
                         Year (000's) Net Assets  Net Assets  Net Assets** Turnover (a)
---------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2002   $ 2,148       0.81%       3.44%        1.57%        62.60%
Year Ended July 31, 2001     1,090       0.90%       4.66%        1.65%       107.46%
Year Ended July 31, 2000       452       0.89%       4.78%        1.64%        48.99%
Year Ended July 31, 1999       595       0.94%       4.65%        1.49%        63.27%
Year Ended July 31, 1998       654       0.89%       5.11%        1.64%        17.33%
---------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2002   $62,156       0.56%       3.69%        0.82%        62.60%
Year Ended July 31, 2001    47,000       0.65%       4.96%        0.90%       107.46%
Year Ended July 31, 2000    32,380       0.64%       5.04%        0.89%        48.99%
Year Ended July 31, 1999    33,332       0.67%       4.89%        0.72%        63.27%
Year Ended July 31, 1998    24,843       0.64%       5.36%        0.89%        17.33%
---------------------------------------------------------------------------------------

*   Excludes sales charge for class A.
** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS -- TAX-FREE SECURITIES FUND

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                Investment Activities                   Distributions
                                         ------------------------------------ --------------------------------

                               Net Asset             Net Realized                                               Net Asset
                                Value,      Net     and Unrealized Total from    Net       Net                   Value,
                               Beginning Investment Gains (Losses) Investment Investment Realized     Total      End of
                               of Period   Income   on Investments Activities   Income    Gains   Distributions  Period
--------------------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2002        $10.74     $0.45        $ 0.23       $0.68      $(0.45)   $(0.11)    $(0.56)     $10.86
Year Ended July 31, 2001         10.29      0.47          0.45        0.92       (0.47)       --      (0.47)      10.74
Year Ended July 31, 2000         10.49      0.48         (0.15)       0.33       (0.48)    (0.05)     (0.53)      10.29
Year Ended July 31, 1999         10.84      0.48         (0.25)       0.23       (0.48)    (0.10)     (0.58)      10.49
Year Ended July 31, 1998         10.84      0.48          0.06        0.54       (0.48)    (0.06)     (0.54)      10.84
--------------------------------------------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2002        $10.74     $0.37        $ 0.22       $0.59      $(0.37)   $(0.11)    $(0.48)     $10.85
Year Ended July 31, 2001         10.29      0.39          0.45        0.84       (0.39)       --      (0.39)      10.74
Year Ended July 31, 2000         10.49      0.40         (0.15)       0.25       (0.40)    (0.05)     (0.45)      10.29
Year Ended July 31, 1999         10.83      0.40         (0.24)       0.16       (0.40)    (0.10)     (0.50)      10.49
Period Ended July 31, 1998 (b)   10.84      0.21         (0.01)       0.20       (0.21)       --      (0.21)      10.83
--------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2002        $10.78     $0.47        $ 0.23       $0.70      $(0.47)   $(0.11)    $(0.58)     $10.90
Year Ended July 31, 2001         10.33      0.49          0.45        0.94       (0.49)       --      (0.49)      10.78
Year Ended July 31, 2000         10.53      0.50         (0.15)       0.35       (0.50)    (0.05)     (0.55)      10.33
Year Ended July 31, 1999         10.88      0.51         (0.25)       0.26       (0.51)    (0.10)     (0.61)      10.53
Year Ended July 31, 1998         10.86      0.51          0.08        0.59       (0.51)    (0.06)     (0.57)      10.88
--------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                         ----------------------------------------------------------------
                                                                    Ratio of Net
                                                         Ratio of    Investment    Ratio of
                                          Net Assets,    Expenses    Income to   Expenses to
                                Total        End of     to Average    Average      Average     Portfolio
                               Return*   Period (000's) Net Assets   Net Assets  Net Assets** Turnover (a)
----------------------------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2002        6.47%       $ 11,765       0.94%        4.17%        1.61%       13.40%
Year Ended July 31, 2001        9.07%          8,413       0.95%        4.41%        1.64%       19.05%
Year Ended July 31, 2000        3.28%          6,832       0.95%        4.71%        1.64%       22.40%
Year Ended July 31, 1999        2.00%          4,795       0.96%        4.41%        1.65%        9.91%
Year Ended July 31, 1998        5.17%          3,054       1.02%        4.49%        1.65%       10.73%
----------------------------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2002        5.58%       $  5,458       1.69%        3.42%        1.86%       13.40%
Year Ended July 31, 2001        8.28%          5,019       1.70%        3.65%        1.89%       19.05%
Year Ended July 31, 2000        2.54%          2,779       1.70%        3.97%        1.89%       22.40%
Year Ended July 31, 1999        1.40%          1,756       1.70%        3.68%        1.89%        9.91%
Period Ended July 31, 1998 (b)  1.82%(d)         272       1.71%(c)     3.75%(c)     1.90%(c)    10.73%
----------------------------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2002        6.73%       $445,733       0.69%        4.42%        0.86%       13.40%
Year Ended July 31, 2001        9.33%        463,426       0.70%        4.66%        0.89%       19.05%
Year Ended July 31, 2000        3.55%        432,677       0.70%        4.96%        0.89%       22.40%
Year Ended July 31, 1999        2.26%        424,022       0.71%        4.66%        0.90%        9.91%
Year Ended July 31, 1998        5.63%        416,544       0.77%        4.74%        0.90%       10.73%
----------------------------------------------------------------------------------------------------------

* Excludes sales charge for class A and contingent deferred sales charge for class B.
** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b) Period from March 2, 1998 (commencement of operations) to July 31, 1998.
(c) Annualized
(d) Not Annualized

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS -- TAX-FREE SHORT INTERMEDIATE SECURITIES FUND

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                          Investment Activities                   Distributions
                                   ------------------------------------ --------------------------------

                         Net Asset             Net Realized                                               Net Asset
                          Value,      Net     and Unrealized Total from    Net       Net                   Value,
                         Beginning Investment Gains (Losses) Investment Investment Realized     Total      End of    Total
                          of Year    Income   on Investments Activities   Income    Gains   Distributions   Year    Return*
----------------------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2002  $10.18     $0.29        $ 0.21       $0.50      $(0.29)   $   --     $(0.29)     $10.39    4.98%
Year Ended July 31, 2001    9.86      0.35          0.32        0.67       (0.35)       --      (0.35)      10.18    6.89%
Year Ended July 31, 2000    9.95      0.35         (0.04)       0.31       (0.35)    (0.05)     (0.40)       9.86    3.19%
Year Ended July 31, 1999   10.09      0.34         (0.09)       0.25       (0.34)    (0.05)     (0.39)       9.95    2.44%
Year Ended July 31, 1998   10.17      0.35         (0.02)       0.33       (0.35)    (0.06)     (0.41)      10.09    3.36%
----------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2002  $10.23     $0.32        $ 0.22       $0.54      $(0.32)   $   --     $(0.32)     $10.45    5.33%
Year Ended July 31, 2001    9.91      0.38          0.32        0.70       (0.38)       --      (0.38)      10.23    7.15%
Year Ended July 31, 2000   10.00      0.37         (0.04)       0.33       (0.37)    (0.05)     (0.42)       9.91    3.44%
Year Ended July 31, 1999   10.15      0.37         (0.10)       0.27       (0.37)    (0.05)     (0.42)      10.00    2.60%
Year Ended July 31, 1998   10.21      0.38            --        0.38       (0.38)    (0.06)     (0.44)      10.15    3.83%
----------------------------------------------------------------------------------------------------------------------------

                                            Ratios/Supplemental Data
                         -------------------------------------------------------------
                                                 Ratio of Net
                                       Ratio of   Investment    Ratio of
                         Net Assets,   Expenses   Income to     Expenses
                            End of    to Average   Average     to Average   Portfolio
                         Year (000's) Net Assets  Net Assets  Net Assets** Turnover (a)
---------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2002   $ 2,157       0.98%       2.82%        1.61%       37.24%
Year Ended July 31, 2001     1,732       0.98%       3.48%        1.63%       73.06%
Year Ended July 31, 2000     1,458       0.98%       3.57%        1.63%       42.57%
Year Ended July 31, 1999       878       0.98%       3.35%        1.63%       18.40%
Year Ended July 31, 1998       478       1.01%       3.50%        1.62%       47.55%
---------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2002   $49,599       0.73%       3.06%        0.86%       37.24%
Year Ended July 31, 2001    39,857       0.73%       3.73%        0.88%       73.06%
Year Ended July 31, 2000    41,371       0.73%       3.80%        0.88%       42.57%
Year Ended July 31, 1999    47,668       0.73%       3.61%        0.88%       18.40%
Year Ended July 31, 1998    52,185       0.76%       3.75%        0.87%       47.55%
---------------------------------------------------------------------------------------

*   Excludes sales charge for class A.
** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS -- INTERNATIONAL STOCK FUND

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                  Investment Activities                    Distributions
                                         --------------------------------------  --------------------------------

                               Net Asset                Net Realized                                               Net Asset
                                Value,        Net      and Unrealized Total from    Net       Net                   Value,
                               Beginning  Investment   Gains (Losses) Investment Investment Realized     Total      End of
                               of Period Income (Loss) on Investments Activities   Income    Gains   Distributions  Period
-----------------------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2002        $ 8.15      $(0.04)        $(1.74)      $(1.78)     $--      $   --     $   --      $ 6.37
Year Ended July 31, 2001         14.55       (0.05)         (3.77)       (3.82)      --       (2.58)     (2.58)       8.15
Year Ended July 31, 2000         11.96        0.05           3.03         3.08       --       (0.49)     (0.49)      14.55
Period Ended July 31, 1999 (b)   10.09          --           1.87         1.87       --          --         --       11.96
-----------------------------------------------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2002        $ 7.94      $(0.07)        $(1.69)      $(1.76)     $--      $   --     $   --      $ 6.18
Year Ended July 31, 2001         14.35       (0.11)         (3.72)       (3.83)      --       (2.58)     (2.58)       7.94
Year Ended July 31, 2000         11.90        0.04           2.90         2.94       --       (0.49)     (0.49)      14.35
Period Ended July 31, 1999 (c)   10.20       (0.02)          1.72         1.70       --          --         --       11.90
-----------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2002        $ 8.19      $(0.01)        $(1.74)      $(1.75)     $--      $   --     $   --      $ 6.44
Year Ended July 31, 2001         14.59       (0.02)         (3.80)       (3.82)      --       (2.58)     (2.58)       8.19
Year Ended July 31, 2000         11.98       (0.06)          3.16         3.10       --       (0.49)     (0.49)      14.59
Period Ended July 31, 1999 (d)   10.00          --           1.98         1.98       --          --         --       11.98
-----------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                          ------------------------------------------------------------------
                                                                     Ratio of Net
                                                          Ratio of    Investment      Ratio of
                                           Net Assets,   Expenses to Income (Loss)  Expenses to
                                 Total        End of       Average    to Average      Average     Portfolio
                                Return*   Period (000's) Net Assets   Net Assets    Net Assets** Turnover (a)
-------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2002       (21.84%)      $  1,137       1.81%        (0.15%)        2.44%       244.40%
Year Ended July 31, 2001       (29.92%)         2,210       1.75%        (0.41%)        2.39%       213.53%
Year Ended July 31, 2000        25.62%          4,362       1.66%        (0.58%)        2.30%       214.18%
Period Ended July 31, 1999 (b)  18.53%(f)         265       1.94%(e)     (0.19%)(e)     2.61%(e)    156.46%
-------------------------------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2002       (22.17%)      $    612       2.56%        (0.95%)        2.69%       244.40%
Year Ended July 31, 2001       (30.48%)           860       2.50%        (1.15%)        2.64%       213.53%
Year Ended July 31, 2000        24.56%          1,202       2.43%        (1.10%)        2.57%       214.18%
Period Ended July 31, 1999 (c)  16.67%(f)         102       2.76%(e)     (1.08%)(e)     2.91%(e)    156.46%
-------------------------------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2002       (21.37%)      $ 50,422       1.56%         0.03%         1.69%       244.40%
Year Ended July 31, 2001       (29.82%)        79,177       1.50%        (0.14%)        1.64%       213.53%
Year Ended July 31, 2000        25.65%        109,962       1.45%        (0.49%)        1.59%       214.18%
Period Ended July 31, 1999 (d)  19.90%(f)      81,253       1.65%(e)      0.03%(e)      1.79%(e)    156.46%
-------------------------------------------------------------------------------------------------------------

* Excludes sales charge for class A and contingent deferred sales charge for class B.
** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b) Period from December 8, 1998 (commencement of operations) to July 31, 1999.
(c) Period from December 20, 1998 (commencement of operations) to July 31, 1999.
(d) Period from December 2, 1998 (commencement of operations) to July 31, 1999.
(e) Annualized
(f) Not Annualized

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS -- VALUE FUND

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                Investment Activities                   Distributions
                                         -----------------------------------  ---------------------------------


                               Net Asset    Net      Net Realized                                                Net Asset
                                Value,   Investment and Unrealized Total from    Net        Net                   Value,
                               Beginning   Income   Gains (Losses) Investment Investment  Realized     Total      End of
                               of Period   (Loss)   on Investments Activities   Income     Gains   Distributions  Period
---------------------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2002        $ 9.13     $ 0.04       $(2.11)      $(2.07)    $(0.04)    $   --     $(0.04)     $  7.02
Year Ended July 31, 2001         10.73       0.04        (0.22)       (0.18)     (0.05)     (1.37)     (1.42)        9.13
Year Ended July 31, 2000         10.37       0.03         0.50         0.53      (0.04)     (0.13)     (0.17)       10.73
Period Ended July 31, 1999 (b)   10.05       0.01         0.78         0.79      (0.02)     (0.45)     (0.47)       10.37
---------------------------------------------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2002        $ 9.04     $(0.02)      $(2.09)      $(2.11)    $   --     $   --     $   --      $  6.93
Year Ended July 31, 2001         10.65      (0.02)       (0.22)       (0.24)        --(e)   (1.37)     (1.37)        9.04
Year Ended July 31, 2000         10.34      (0.03)        0.47         0.44         --(e)   (0.13)     (0.13)       10.65
Period Ended July 31, 1999 (c)    9.90      (0.01)        0.91         0.90      (0.01)     (0.45)     (0.46)       10.34
---------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2002        $ 9.15     $ 0.06       $(2.12)      $(2.06)    $(0.06)    $   --     $(0.06)     $  7.03
Year Ended July 31, 2001         10.74       0.07        (0.22)       (0.15)     (0.07)     (1.37)     (1.44)        9.15
Year Ended July 31, 2000         10.38       0.07         0.49         0.56      (0.07)     (0.13)     (0.20)       10.74
Period Ended July 31, 1999 (d)   10.00       0.04         0.83         0.87      (0.04)     (0.45)     (0.49)       10.38
---------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                           -----------------------------------------------------------------
                                                                      Ratio of Net
                                                                       Investment
                                                           Ratio of      Income       Ratio of
                                            Net Assets,    Expenses    (Loss) to      Expenses
                                  Total        End of     to Average    Average      to Average   Portfolio
                                 Return*   Period (000's) Net Assets   Net Assets   Net Assets** Turnover (a)
-------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2002       $(22.74%)      $  2,032       1.30%        0.48%         1.82%        48.18%
Year Ended July 31, 2001         (1.66%)         2,504       1.31%        0.49%         1.85%        79.05%
Year Ended July 31, 2000          5.21%          1,355       1.30%        0.30%         1.85%       120.42%
Period Ended July 31, 1999 (b)    7.81%(g)         178       1.60%(f)    (0.01%)(f)     2.15%(f)    113.72%
-------------------------------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2002       $(23.34%)      $  1,427       2.05%       (0.28%)        2.07%        48.18%
Year Ended July 31, 2001         (2.25%)         1,544       2.06%       (0.26%)        2.10%        79.05%
Year Ended July 31, 2000          4.30%          1,018       2.06%       (0.37%)        2.10%       120.42%
Period Ended July 31, 1999 (c)    8.94%(g)         472       2.44%(f)    (0.71%)(f)     2.48%(f)    113.72%
-------------------------------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2002       $(22.59%)      $198,862       1.05%        0.71%         1.07%        48.18%
Year Ended July 31, 2001         (1.34%)       231,106       1.06%        0.76%         1.10%        79.05%
Year Ended July 31, 2000          5.44%        203,366       1.05%        0.66%         1.09%       120.42%
Period Ended July 31, 1999 (d)    8.56%(g)      75,464       1.28%(f)     0.40%(f)      1.32%(f)    113.72%
-------------------------------------------------------------------------------------------------------------

* Excludes sales charge for class A and contingent deferred sales charge for class B.
** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b) Period from December 8, 1998 (commencement of operations) to July 31, 1999.
(c) Period from December 13, 1998 (commencement of operations) to July 31, 1999.
(d) Period from December 3, 1998 (commencement of operations) to July 31, 1999.
(e) Less than $0.01 per share.
(f) Annualized
(g) Not Annualized

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS -- SMALL CAP FUND

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)


                                                Investment Activities                   Distributions
                                         -----------------------------------  ---------------------------------


                               Net Asset    Net      Net Realized                                                Net Asset
                                Value,   Investment and Unrealized Total from    Net        Net                   Value,
                               Beginning   Income   Gains (Losses) Investment Investment  Realized     Total      End of
                               of Period   (Loss)   on Investments Activities   Income     Gains   Distributions  Period
---------------------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2002        $13.47     $ 0.03       $(0.36)      $(0.33)    $(0.03)    $(0.96)    $(0.99)     $12.15
Year Ended July 31, 2001         10.40       0.05         3.90         3.95      (0.08)     (0.80)     (0.88)      13.47
Year Ended July 31, 2000         10.66       0.02         0.10         0.12      (0.03)     (0.35)     (0.38)      10.40
Period Ended July 31, 1999 (b)   10.07      (0.01)        0.60         0.59         --         --         --       10.66
---------------------------------------------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2002        $13.29     $(0.06)      $(0.35)      $(0.41)    $   --(e)  $(0.96)    $(0.96)     $11.92
Year Ended July 31, 2001         10.31      (0.03)        3.82         3.79      (0.01)     (0.80)     (0.81)      13.29
Year Ended July 31, 2000         10.61      (0.03)        0.08         0.05         --(e)   (0.35)     (0.35)      10.31
Period Ended July 31, 1999 (c)    9.78      (0.03)        0.86         0.83         --         --         --       10.61
---------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2002        $13.49     $ 0.06       $(0.35)      $(0.29)    $(0.06)    $(0.96)    $(1.02)     $12.18
Year Ended July 31, 2001         10.42       0.08         3.88         3.96      (0.09)     (0.80)     (0.89)      13.49
Year Ended July 31, 2000         10.67       0.05         0.10         0.15      (0.05)     (0.35)     (0.40)      10.42
Period Ended July 31, 1999 (d)   10.00         --         0.67         0.67         --         --         --       10.67
---------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                          -----------------------------------------------------------------
                                                                     Ratio of Net
                                                                      Investment
                                                          Ratio of      Income       Ratio of
                                           Net Assets,    Expenses    (Loss) to      Expenses
                                 Total        End of     to Average    Average      to Average   Portfolio
                                Return*   Period (000's) Net Assets   Net Assets   Net Assets** Turnover (a)
------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2002        (2.72%)      $ 1,265        1.58%        0.20%         2.20%       81.67%
Year Ended July 31, 2001        40.28%         1,245        1.65%        0.31%         2.29%       90.31%
Year Ended July 31, 2000         1.51%           330        1.66%        0.30%         2.31%       98.73%
Period Ended July 31, 1999 (b)   5.91%(g)         93        1.84%(f)    (0.26%)(f)     2.50%(f)    60.08%
------------------------------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2002        (3.38%)      $ 2,013        2.33%       (0.61%)        2.44%       81.67%
Year Ended July 31, 2001        38.92%           890        2.40%       (0.46%)        2.54%       90.31%
Year Ended July 31, 2000         0.85%           214        2.41%       (0.45%)        2.55%       98.73%
Period Ended July 31, 1999 (c)   8.56%(g)         82        2.59%(f)    (1.00%)(f)     2.73%(f)    60.08%
------------------------------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2002        (2.47%)      $68,001        1.33%        0.47%         1.45%       81.67%
Year Ended July 31, 2001        40.34%        53,558        1.40%        0.67%         1.54%       90.31%
Year Ended July 31, 2000         1.82%        36,962        1.41%        0.52%         1.55%       98.73%
Period Ended July 31, 1999 (d)   6.75%(g)     31,812        1.52%(f)     0.08%(f)      1.66%(f)    60.08%
------------------------------------------------------------------------------------------------------------

* Excludes sales charge for class A and contingent deferred sales charge for class B.
** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b) Period from December 8, 1998 (commencement of operations) to July 31, 1999.
(c) Period from December 20, 1998 (commencement of operations) to July 31, 1999.
(d) Period from December 3, 1998 (commencement of operations) to July 31, 1999.
(e) Less than $0.01 per share.
(f) Annualized
(g) Not Annualized

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS -- BALANCED FUND

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                Investment Activities                   Distributions
                                         -----------------------------------  --------------------------------

                               Net Asset    Net      Net Realized                                               Net Asset
                                Value,   Investment and Unrealized Total from    Net       Net                   Value,
                               Beginning   Income   Gains (Losses) Investment Investment Realized     Total      End of
                               of Period   (Loss)   on Investments Activities   Income    Gains   Distributions  Period
--------------------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2002        $ 8.75     $ 0.15       $(1.38)      $(1.23)    $(0.15)   $   --     $(0.15)     $ 7.37
Year Ended July 31, 2001         11.45       0.18        (1.42)       (1.24)     (0.18)    (1.28)     (1.46)       8.75
Year Ended July 31, 2000          9.79       0.16         1.70         1.86      (0.17)    (0.03)     (0.20)      11.45
Period Ended July 31, 1999 (b)   10.00       0.01        (0.21)       (0.20)     (0.01)       --      (0.01)       9.79
--------------------------------------------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2002        $ 8.74     $ 0.09       $(1.38)      $(1.29)    $(0.09)   $   --     $(0.09)     $ 7.36
Year Ended July 31, 2001         11.44       0.10        (1.41)       (1.31)     (0.11)    (1.28)     (1.39)       8.74
Year Ended July 31, 2000          9.78       0.09         1.70         1.79      (0.10)    (0.03)     (0.13)      11.44
Period Ended July 31, 1999 (b)   10.00       0.01        (0.22)       (0.21)     (0.01)       --      (0.01)       9.78
--------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2002        $ 8.75     $ 0.18       $(1.38)      $(1.20)    $(0.18)   $   --     $(0.18)     $ 7.37
Year Ended July 31, 2001         11.46       0.20        (1.43)       (1.23)     (0.20)    (1.28)     (1.48)       8.75
Year Ended July 31, 2000          9.79       0.20         1.70         1.90      (0.20)    (0.03)     (0.23)      11.46
Period Ended July 31, 1999 (b)   10.00      (0.03)       (0.16)       (0.19)     (0.02)       --      (0.02)       9.79
--------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                           ----------------------------------------------------------------
                                                                      Ratio of Net
                                                           Ratio of    Investment    Ratio of
                                            Net Assets,    Expenses      Income    Expenses to
                                  Total        End of     to Average   to Average    Average     Portfolio
                                 Return*   Period (000's) Net Assets   Net Assets  Net Assets** Turnover (a)
------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2002       (14.16%)       $    258       1.23%        1.87%        1.85%       59.34%
Year Ended July 31, 2001       (11.84%)            288       1.22%        1.82%        1.86%       57.23%
Year Ended July 31, 2000        19.19%             259       1.22%        1.58%        1.86%       54.33%
Period Ended July 31, 1999 (b)  (1.95%)(d)          62       1.38%(c)     1.45%(c)     2.03%(c)     5.47%
------------------------------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2002       (14.83%)       $  1,591       1.98%        1.12%        2.10%       59.34%
Year Ended July 31, 2001       (12.48%)          1,796       1.97%        1.07%        2.11%       57.23%
Year Ended July 31, 2000        18.37%           1,192       1.97%        0.83%        2.12%       54.33%
Period Ended July 31, 1999 (b)  (2.09%)(d)         307       2.16%(c)     0.81%(c)     2.31%(c)     5.47%
------------------------------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2002       (13.95%)       $142,290       0.98%        2.12%        1.10%       59.34%
Year Ended July 31, 2001       (11.70%)        178,206       0.97%        2.07%        1.11%       57.23%
Year Ended July 31, 2000        19.57%         215,436       0.98%        1.83%        1.12%       54.33%
Period Ended July 31, 1999 (b)  (1.94%)(d)     184,081       1.08%(c)     1.69%(c)     1.22%(c)     5.47%
------------------------------------------------------------------------------------------------------------

* Excludes sales charge for class A and contingent deferred sales charge for class B.
** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b) Period from June 21, 1999 (commencement of operations) to July 31, 1999.
(c) Annualized
(d) Not Annualized

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                        Report of Independent Auditors

The Board of Trustees and Shareholders
Pacific Capital Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Pacific Capital Funds (comprised of Growth Stock Fund, Growth and Income Fund, New Asia Growth Fund, Diversified Fixed Income Fund, Ultra Short Government Fund, Short Intermediate U.S. Government Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund, International Stock Fund, Value Fund, Small Cap Fund and Balanced Fund) (the Funds) as of July 31, 2002, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Pacific Capital Funds as of July 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Columbus, Ohio
September 20, 2002

PACIFIC CAPITAL FUNDS

                Trustees and Officers of Pacific Capital Funds

Interested Trustees. The table below sets forth certain information about each of the Trustees of the Trust as of July 31, 2002 who are "interested persons" of the Trust as defined by the Investment Company Act of 1940.

                                     Term of                                Number of
                                     Office;                                Portfolios
                       Position(s)    Term                                   in Fund
    Name, Address,      Held with   Served in     Principal Occupation(s)    Complex             Other Directorships
       and Age            Trust      Office         During Past 5 Years      Overseen              Held by Trustee
---------------------- ----------- ------------ --------------------------- ---------- ----------------------------------------
Donna Tanoue*          Trustee and Indefinite;  Vice Chairman of Bank of        12     Member of the Boards of the Bank of
111 South King Street, Chairperson Since: 4/02  Hawaii--Investment                     Hawaii (since 2001), Bankoh Investment
Honolulu, Hawaii 96813                          Services Group (since                  Services, Inc. (since 2001), Hawaii
Age: 48                                         2002); Self-employed--                 Community Foundation (since 2002),
                                                Consultant (2001-2002);                Kaneohe Ranch Co., Ltd. (since 2002),
                                                Chairman of Federal Deposit            Hawaii Theatre Center (since 2002)
                                                Insurance Corp. (1998-2001)

Craig Warren*          Trustee and Indefinite;  Senior Vice President and       12     None
111 South King Street, President   Since: 6/99  Manager of Bank of
Honolulu, Hawaii 96813                          Hawaii--Investment
Age: 40                                         Products Division (since
                                                2000); Vice President of
                                                Bank of Hawaii--Product
                                                and Asset Acquisition
                                                (1994-2000).

Douglas Philpotts**,   Trustee     Indefinite;  Retired. Formerly Director,     12     Trustee of Cash Assets Trust, U.S.
55 Dowsett Avenue                  Since: 10/92 Chairman of the Board and              Government Securities Cash Assets Trust
Honolulu, Hawaii 96817                          President of Hawaiian Trust            and Tax-Free Cash Assets Trust
Age: 70                                         Co., Ltd. (until 1994), a              (registered investment companies) (since
                                                predecessor of The Asset               1993); Trustee of The Strong Foundation
                                                Management Group of Bank               (support of programs for Hawaiian
                                                of Hawaii.                             youth)(since 1974).

--------
* Ms. Tanoue and Mr. Warren may each be deemed to be an "interested person," as defined by the 1940 Act, because of their employment with The Asset Management Group of Bank of Hawaii, the investment adviser to the Trust.
** Mr. Philpotts may be deemed to be an "interested person," as defined by the 1940 Act, because of his ownership, as trustee of a revocable trust, of common stock of Bank of Hawaii.

PACIFIC CAPITAL FUNDS

Independent Trustees. The table below sets forth certain information about the Trustees of the Trust as of July 31, 2002 who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940.

                                   Term of                                   Number of
                                   Office;                                   Portfolios
                     Position(s)    Term                                      in Fund
  Name, Address,      Held with   Served in      Principal Occupation(s)      Complex              Other Directorships
      and Age           Trust      Office          During Past 5 Years        Overseen               Held by Trustee
-------------------- ----------- ------------ ------------------------------ ---------- -----------------------------------------
Richard W. Gushman,    Trustee   Indefinite;  President and Chief                12     Trustee of Cash Assets Trust, Tax-Free
II 700 Bishop                    Since: 10/92 Executive Officer of OKOA,                Cash Assets Trust and U.S. Government
Street,                                       Inc., (commercial real estate)            Securities Cash Assets Trust (registered
Suite 200                                     (since 1972); Managing                    investment companies) (since 1993);
Honolulu, Hawaii                              Partner of Summit Financial               Director of Oceanic Cablevision, Inc.
96813                                         Resources (financial services             (since 1998), Servco Pacific, Inc.
Age: 56                                       company); Trustee (since                  (distribution of automotive and other
                                              2000) and Chairman of the                 products), Outrigger Hotels, Inc. (since
                                              Board (since 2002) of the                 2000), and American Savings Bank (since
                                              Estate of James Campbell                  2002); Trustee of University of Hawaii
                                              (real estate holdings)***                 Foundation and Hawaii Pacific University
                                                                                        (since 1997); Board member of Aloha
                                                                                        United Way, Boys and Girls Club of
                                                                                        Honolulu, and other charitable and civic
                                                                                        organizations.

Stanley W. Hong        Trustee   Indefinite;  President of Waste                 12     Trustee of Cash Assets Trust, Tax-Free
4976 Poola Street                Since: 10/92 Management of Hawaii, Inc.                Cash Assets Trust and U.S. Government
Honolulu, Hawaii                              (landfill management) (since              Securities Cash Assets Trust (registered
96821                                         2002); President and Chief                investment companies) (since 1993);
Age: 66                                       Executive Officer of The                  Trustee of The King Williams Charles
                                              Chamber of Commerce of                    Lunalilo Trust Estate (support of care
                                              Hawaii (1996-2002)                        home) (since 2001); Board member of
                                                                                        several other community organizations.

Russell K. Okata       Trustee   Indefinite;  Executive Director of the          12     Trustee of Cash Assets Trust, Tax-Free
1015 Wilder Avenue,              Since: 10/92 Hawaii Government                         Cash Assets Trust and U.S. Government
#203                                          Employees Association                     Securities Cash Assets Trust (registered
Honolulu, Hawaii                              (since 1981)                              investment companies) (since 1993); Vice
96822                                                                                   President of the Hawaii State AFL-CIO
Age: 58                                                                                 (since 1972) and the American Federation
                                                                                        of State, County & Municipal Employees,
                                                                                        AFL-CIO (since 1981); Chairman of the
                                                                                        Royal State National Insurance Co., Ltd.
                                                                                        and Royal State Group (since 1988);
                                                                                        Member of the Boards of Blood Bank of
                                                                                        Hawaii, Rehabilitation Hospital of the
                                                                                        Pacific, Public Schools of Hawaii
                                                                                        Foundation, and other community
                                                                                        organizations.

Oswald K. Stender      Trustee   Indefinite;  Retired                            12     Trustee of Cash Assets Trust, Tax-Free
1056 Maunawili                   Since: 10/92                                           Cash Assets Trust and U.S. Government
Kailua, Hawaii 96734                                                                    Securities Cash Assets Trust (registered
Age: 71                                                                                 investment companies) (since 1993);
                                                                                        Director of Hawaiian Electric Industries,
                                                                                        Inc., a public utility holding company
                                                                                        (since 1993); former Trustee of the
                                                                                        Bernice Pauahi Bishop Estate (operation
                                                                                        of school for children of Hawaiian
                                                                                        ancestry) (1990-1999); Board member of
                                                                                        various housing and real estate
                                                                                        associations and community
                                                                                        organizations.

--------
*** Mr Gushman holds minority equity interests in a partnership and limited liability company that have outstanding loans from Bank of Hawaii. He also owns corporate entities that act as general partner and managing member, respectively of the borrowers, and holds majority equity interests in corporate entities that receive fees for services to the borrowers. The partnership's largest aggregate amount of indebtedness during the two years ended December 31, 2002 and the amount outstanding on that date was $13,100,000, and the interest rate is 6.5%. For the limited liability company, the corresponding amounts involved were both $7,200,000 and the interest rate is 7.0%.

PACIFIC CAPITAL FUNDS

Executive Officers. The table below sets forth certain information as of July 31, 2002 about each of the Trust's executive officers.

                                        Term of Office
                       Position(s) Held and Length of
Name, Address, and Age    with Trust     Time Served            Principal Occupation(s) During Past 5 Years
---------------------- ---------------- -------------- -------------------------------------------------------------
Craig Warren            Trustee and      Indefinite;   Senior Vice President and Manager of Bank of Hawaii--
111 South King Street   President        Since: 6/99   Investment Products Division (since 2000); Vice President of
Honolulu, Hawaii 96813                                 Bank of Hawaii--Product and Asset Acquisition (1994-2000).
Age: 40

Andrew Spencer          Executive Vice   Indefinite;   Vice President and Manager of Bank of Hawaii--Investment
130 Merchant Street     President        Since: 6/01   Products Division (since 2001); Assistant Vice President of
Suite 240                                              M&T Bank (1998-2001); Manager of Xerox Corporation--
Honolulu, Hawaii 96813                                 Product Development (1988-1998).
Age: 37

Irimga McKay            Executive Vice   Indefinite;   Executive Vice President, Client Services of BISYS Fund
3435 Stelzer Road       President        Since: 6/02   Services (since 1988).
Columbus, Ohio 43219
Age: 42

William J. Tomko        Vice President   Indefinite;   President of BISYS Fund Services (since 1987).
3435 Stelzer Road                        Since: 12/95
Columbus, Ohio 43219
Age: 42

Alaina Metz             Vice President   Indefinite;   Chief Administrative Officer of BISYS Fund Services--Blue
3435 Stelzer Road                        Since: 12/95  Sky Compliance (since 1995).
Columbus, Ohio 43219
Age: 35

Mark Sichley            Vice President   Indefinite;   Vice President, Client Services of BISYS Fund Services (since
3435 Stelzer Road                        Since: 6/02   1987).
Columbus, Ohio 43219
Age: 44

Nadeem Yousaf           Treasurer        Indefinite;   Vice President, Financial Services of BISYS Fund Services
3435 Stelzer Road                        Since: 6/00   (since 1999); Director of Canadian Operations, Investors Bank
Columbus, Ohio 43219                                   and Trust (1997-1999); Assistant Manager--Investment
Age: 33                                                Management Services Group of PricewaterhouseCoopers LLP
                                                       (1994-1997).

The Trust's Statement of Additional Information includes additional information about the trustees and officers of the Trust. To obtain a copy without charge, call (800) 258-9232.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT ADVISER
The Asset Management Group of Bank of Hawaii
111 South King Street
Honolulu, HI 96813

SUB-ADVISERS
Nicholas-Applegate Capital Management
600 West Broadway
San Diego, CA 92102

First State (Hong Kong) LLC
3 Exchange Square
8 Connaught Place Central
Hong Kong

DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

LEGAL COUNSEL
Paul, Hastings,Janofsky & Walker LLP
555 South Flower Street
Los Angeles, CA 90071

INDEPENDENT AUDITORS
Ernst & Young LLP
41 South High Street, Suite 1100
Columbus, OH 43215

ADMINISTRATOR AND TRANSFER AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

                         [GRAPHIC]Pacific Capital Funds
       MANAGED BY THE ASSET MANAGEMENT GROUP OF [GRAPHIC] Bank of Hawaii

The Pacific Capital Funds are distributed by BISYS Fund Services. This document must be preceded or accompanied by a current prospectus for the Pacific Capital Funds, which you should read carefully before you invest or send money.

PCR-0008                                                                    9/02